UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

(This Form N-CSR relates solely to the Registrant’s PGIM Jennison Focused Growth Fund, PGIM Quant Solutions Large-Cap Value Fund and PGIM Strategic Bond Fund)

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/29/2024

Date of reporting period:	2/29/2024

Item 1 – Reports to Stockholders

PGIM JENNISON FOCUSED GROWTH FUND

ANNUAL REPORT

FEBRUARY 29, 2024

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2024 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Focused Growth Fund informative and useful. The report covers performance for the 12-month period that ended February 29, 2024.

Despite elevated inflation, recession fears, and a banking industry crisis, financial markets rallied and the global economy remained resilient throughout the period. Employers continued hiring, consumers continued spending, and home prices rose as inflation eventually cooled and the economic outlook improved.

Stocks rose for much of the period and then surged late in the period when the Federal Reserve (the Fed) signaled several potential interest-rate cuts in 2024. For the entire period, equities in both US and international markets posted gains.

After falling much of the period, bond markets rebounded when the Fed began moderating its rate-hiking cycle. Higher interest rates also offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering a broad spectrum of asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Jennison Focused Growth Fund

April 15, 2024

PGIM Jennison Focused Growth Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/29/24
	One Year (%)	Five Years (%)	Ten Years (%)

Class A

(with sales charges)	48.68	14.16	13.15

(without sales charges)	57.34	15.46	13.79

Class C

(with sales charges)	55.23	14.60	12.94

(without sales charges)	56.23	14.60	12.94

Class Z

(without sales charges)	57.80	15.81	14.12

Class R6

(without sales charges)	57.94	15.92	14.16

Russell 1000® Growth Index

	45.93	18.77	15.66

S&P 500 Index

	30.45	14.76	12.70

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2014) and the account values at the end of the current fiscal year (February 29, 2024) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns in the table and the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Focused Growth Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how large company stocks in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 2/29/24

Ten Largest Holdings	Line of Business	% of Net Assets

Microsoft Corp.	Software	9.6%

Amazon.com, Inc.	Broadline Retail	8.6%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	8.6%

Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	5.6%

Advanced Micro Devices, Inc.	Semiconductors & Semiconductor Equipment	5.3%

Eli Lilly & Co.	Pharmaceuticals	4.8%

Mastercard, Inc. (Class A Stock)	Financial Services	4.1%

Broadcom, Inc.	Semiconductors & Semiconductor Equipment	3.8%

Apple, Inc.	Technology Hardware, Storage & Peripherals	3.5%

MercadoLibre, Inc. (Brazil)	Broadline Retail	3.5%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Focused Growth Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Focused Growth Fund’s Class Z shares returned 57.80% in the 12-month reporting period that ended February 29, 2024, outperforming the 45.93% return of the Russell 1000 Growth Index (the Index).

What were the market conditions?

●

Equities rose strongly in 2023, led by gains in growth stocks, especially technology companies. The success of efforts by the US Federal Reserve (the Fed) to lower inflation, along with clearing of the supply chain, resilient consumer spending, and—most importantly—healthy earnings drove the strong performance.

●

Many investors anticipated a significantly greater slowdown and a possible recession that, ultimately, failed to occur. The Fed’s expeditious steps following the failure of three major US banks in March 2023 provided stability and calm, resulting in a remarkably short-lived period of unease.

●

Volatility in capital markets reflected economic and geopolitical realities in different ways throughout the period, as evidenced by the fluctuations of the 10-year US Treasury bond and federal funds rate.

●

The grudging pace of the US economic slowdown may have been the biggest surprise of the year. Consumer resiliency in the face of geopolitical and macroeconomic turbulence was the primary reason, reflecting low unemployment, balance sheet strength, and rising financial asset prices.

What worked?

●	Many of the top absolute contributors during the reporting period benefited from the extraordinary possibilities of generative artificial intelligence (AI).

●

Nvidia Corp. (information technology) shares surged as a broadening set of consumer internet customers adopted Nvidia platforms for large language models (LLMs), recommendation systems, and generative AI. Nvidia’s graphics processing units (GPUs) have become essential for the training of LLMs, as well as for the inferencing abilities that the models, once trained, can deliver.

●

Microsoft Corp. (information technology) shares outperformed, benefiting from the company’s AI positioning and gaining share across multiple product categories, notably O365 Commercial, Azure, and a rebound in Windows as PC demand continued to stabilize at pre-pandemic levels.

●

Amazon.com Inc. (consumer discretionary) shares gained on rising demand for cloud computing services that benefited the company’s AWS division, while its e-commerce performance remained robust, and free cash flow improved.

●	Advanced Micro Devices Inc. (information technology) shares benefited from growing ecosystem momentum and expectations for the total addressable AI market to continue to increase.

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●	Eli Lilly and Company (healthcare) shares outperformed as scripts for Mounjaro and Zepbound reached new highs.

What didn’t work?

●

Adyen NV (financials), a global digital payments company based in Amsterdam, saw dramatic deceleration in revenue growth, mostly concentrated in the US online channel. As a result, Jennison eliminated the position during the reporting period.

●

Mobileye Global Inc. (consumer discretionary), announced a revenue shortfall due to an inventory buildup of its basic EyeQ chip over the last two years. Jennison sold the Fund’s position during the reporting period due to significantly reduced visibility into future revenue growth.

●	Porsche AG (consumer discretionary) faced weakening margins and a slowdown in China, leading Jennison to eliminate the Fund’s position during the reporting period.

●	T-Mobile US Inc. (communication services) reported disappointing forward guidance, pressuring margins and leading Jennison to sell the Fund’s position during the reporting period.

●

AstraZeneca PLC (healthcare) shares declined when the company announced later in the reporting period that clinical data on pipeline products were not as clean as hoped. Jennison believes that share weakness during the period also reflected a lack of investor patience for complicated stories in a sector that is out of favor (excluding Eli Lilly and Novo Nordisk) and believes AstraZeneca still has a promising pipeline.

Current outlook

●

Taken together, the last two-plus years encompassed financial market distress driven by historic inflationary pressures and interest rate increases, followed by a rebound in asset prices to levels that, in some cases, reached near peaks. Valuation has played a significant role in both the decline and rebound of asset prices. This period has been challenging, but Jennison notes that many Fund holdings have meaningfully participated in the recovery that has largely occurred during the reporting period. Many companies have navigated throughout the environment in strong financial and operational health.

●

Secular growth opportunities are incorporated in Jennison’s forecasts and which Jennison believes should drive earnings and revenue increases for the Fund ahead of Index averages over the investment time horizon. At the same time, a greater portion of this potential is now reflected in higher levels of valuation following share price movements over the past twelve months. Recognizing this, Jennison has made modest adjustments to the size of some of the Fund’s larger holdings. In summary, Jennison believes the Fund’s growth potential over the coming years remains favorable, with an expectation of more measured share price gains in the near term.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance

PGIM Jennison Focused Growth Fund 9

Strategy and Performance Overview* (continued)

attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 29, 2024. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Focused Growth Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Focused Growth Fund		Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,242.00	1.05%	$5.85

	Hypothetical	$1,000.00	$1,019.64	1.05%	$5.27

Class C	Actual	$1,000.00	$1,237.90	1.78%	$9.90

	Hypothetical	$1,000.00	$1,016.01	1.78%	$8.92

Class Z	Actual	$1,000.00	$1,244.00	0.75%	$4.18

	Hypothetical	$1,000.00	$1,021.13	0.75%	$3.77

Class R6	Actual	$1,000.00	$1,244.30	0.67%	$3.74

	Hypothetical	$1,000.00	$1,021.53	0.67%	$3.37

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2024, and divided by the 366 days in the Fund’s fiscal year ended February 29, 2024 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of February 29, 2024

Description	Shares	Value

LONG-TERM INVESTMENTS 100.0%

COMMON STOCKS

Automobiles 1.6%

Tesla, Inc.*	125,350	$25,305,658

Banks 1.0%

NU Holdings Ltd. (Brazil) (Class A Stock)*	1,406,571	15,584,807

Biotechnology 1.7%

Vertex Pharmaceuticals, Inc.*	64,820	27,272,367

Broadline Retail 12.1%

Amazon.com, Inc.*	769,617	136,037,501

MercadoLibre, Inc. (Brazil)*	34,710	55,372,863

		191,410,364

Consumer Staples Distribution & Retail 2.8%

Costco Wholesale Corp.	60,285	44,845,409

Entertainment 3.3%

Netflix, Inc.*	86,562	52,189,961

Financial Services 4.1%

Mastercard, Inc. (Class A Stock)	136,628	64,865,509

Health Care Equipment & Supplies 1.3%

Intuitive Surgical, Inc.*	54,180	20,891,808

Health Care Providers & Services 1.6%

UnitedHealth Group, Inc.	50,131	24,744,661

Hotels, Restaurants & Leisure 1.5%

Airbnb, Inc. (Class A Stock)*	145,550	22,919,758

Interactive Media & Services 8.4%

Alphabet, Inc. (Class A Stock)*	164,282	22,746,486

Alphabet, Inc. (Class C Stock)*	162,946	22,776,592

Meta Platforms, Inc. (Class A Stock)	179,774	88,112,630

		133,635,708

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund 13

Schedule of Investments (continued)

as of February 29, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 2.8%

MongoDB, Inc.*	49,392	$22,106,871

Snowflake, Inc. (Class A Stock)*	114,632	21,582,913

		43,689,784

Personal Care Products 1.8%

L’Oreal SA (France)	61,074	29,173,175

Pharmaceuticals 8.5%

AstraZeneca PLC (United Kingdom), ADR	257,763	16,538,074

Eli Lilly & Co.	99,661	75,112,503

Novo Nordisk A/S (Denmark), ADR	356,090	42,648,899

		134,299,476

Semiconductors & Semiconductor Equipment 19.8%

Advanced Micro Devices, Inc.*	437,989	84,326,022

ASML Holding NV (Netherlands)	34,744	33,065,170

Broadcom, Inc.	46,299	60,211,387

NVIDIA Corp.	170,792	135,116,967

		312,719,546

Software 17.1%

Cadence Design Systems, Inc.*	141,209	42,981,195

Crowdstrike Holdings, Inc. (Class A Stock)*	65,512	21,235,715

Microsoft Corp.	365,364	151,129,165

Palo Alto Networks, Inc.*	75,830	23,549,006

ServiceNow, Inc.*	41,079	31,685,876

		270,580,957

Specialized REITs 1.0%

American Tower Corp.	78,060	15,523,012

Specialty Retail 1.4%

Home Depot, Inc. (The)	60,065	22,861,340

Technology Hardware, Storage & Peripherals 3.5%

Apple, Inc.	309,800	55,996,350

Textiles, Apparel & Luxury Goods 4.7%

Lululemon Athletica, Inc.*	54,508	25,460,142

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)

LVMH Moet Hennessy Louis Vuitton SE (France)	37,255	$34,003,965

NIKE, Inc. (Class B Stock)	143,208	14,883,607

		74,347,714

TOTAL LONG-TERM INVESTMENTS (cost $808,042,322)		1,582,857,364

SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 5.545%) (cost $1,039,268)(wb)	1,039,268	1,039,268

TOTAL INVESTMENTS 100.1% (cost $809,081,590)		1,583,896,632

Liabilities in excess of other assets (0.1)%		(1,086,717)

NET ASSETS 100.0%		$1,582,809,915

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund 15

Schedule of Investments (continued)

as of February 29, 2024

The following is a summary of the inputs used as of February 29, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobiles	$25,305,658	$—	$—
Banks	15,584,807	—	—
Biotechnology	27,272,367	—	—
Broadline Retail	191,410,364	—	—
Consumer Staples Distribution & Retail	44,845,409	—	—
Entertainment	52,189,961	—	—
Financial Services	64,865,509	—	—
Health Care Equipment & Supplies	20,891,808	—	—
Health Care Providers & Services	24,744,661	—	—
Hotels, Restaurants & Leisure	22,919,758	—	—
Interactive Media & Services	133,635,708	—	—
IT Services	43,689,784	—	—
Personal Care Products	—	29,173,175	—
Pharmaceuticals	134,299,476	—	—
Semiconductors & Semiconductor Equipment	312,719,546	—	—
Software	270,580,957	—	—
Specialized REITs	15,523,012	—	—
Specialty Retail	22,861,340	—	—
Technology Hardware, Storage & Peripherals	55,996,350	—	—
Textiles, Apparel & Luxury Goods	40,343,749	34,003,965	—
Short-Term Investment
Affiliated Mutual Fund	1,039,268	—	—

Total	$1,520,719,492	$63,177,140	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 29, 2024 were as follows:

Semiconductors & Semiconductor Equipment	19.8%
Software	17.1
Broadline Retail	12.1
Pharmaceuticals	8.5
Interactive Media & Services	8.4
Textiles, Apparel & Luxury Goods	4.7
Financial Services	4.1
Technology Hardware, Storage & Peripherals	3.5
Entertainment	3.3
Consumer Staples Distribution & Retail	2.8
IT Services	2.8
Personal Care Products	1.8
Biotechnology	1.7

Automobiles	1.6%
Health Care Providers & Services	1.6
Hotels, Restaurants & Leisure	1.5
Specialty Retail	1.4
Health Care Equipment & Supplies	1.3
Banks	1.0
Specialized REITs	1.0
Affiliated Mutual Fund	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of February 29, 2024

Assets

Investments at value:
Unaffiliated investments (cost $808,042,322)	$1,582,857,364
Affiliated investments (cost $1,039,268)	1,039,268
Receivable for Fund shares sold	1,611,824
Dividends receivable	752,237
Tax reclaim receivable	282,503
Prepaid expenses	6,267

Total Assets	1,586,549,463

Liabilities

Payable for Fund shares purchased	2,322,182
Management fee payable	800,423
Distribution fee payable	237,987
Transfer agent fee payable	143,245
Accrued expenses and other liabilities	133,236
Affiliated transfer agent fee payable	98,521
Trustees’ fees payable	3,954

Total Liabilities	3,739,548

Net Assets	$1,582,809,915

Net assets were comprised of:
Shares of beneficial interest, at par	$67,511
Paid-in capital in excess of par	1,014,136,499
Total distributable earnings (loss)	568,605,905

Net assets, February 29, 2024	$1,582,809,915

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund 17

Statement of Assets and Liabilities

as of February 29, 2024

Class A

Net asset value and redemption price per share, ($1,037,944,803 ÷ 45,253,328 shares of beneficial interest issued and outstanding)	$22.94
Maximum sales charge (5.50% of offering price)	1.34

Maximum offering price to public	$24.28

Class C

Net asset value, offering price and redemption price per share, ($47,879,686 ÷ 3,008,061 shares of beneficial interest issued and outstanding)	$15.92

Class Z

Net asset value, offering price and redemption price per share, ($369,696,575 ÷ 14,329,229 shares of beneficial interest issued and outstanding)	$25.80

Class R6
Net asset value, offering price and redemption price per share, ($127,288,851 ÷ 4,920,658 shares of beneficial interest issued and outstanding)	$25.87

See Notes to Financial Statements.

18

Statement of Operations

Year Ended February 29, 2024

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $308,873 foreign withholding tax)	$6,773,904
Affiliated dividend income	347,953
Income from securities lending, net (including affiliated income of $242,655)	269,118

Total income	7,390,975

Expenses
Management fee	8,852,178
Distribution fee(a)	3,022,128
Transfer agent’s fees and expenses (including affiliated expense of $584,268)(a)	1,590,256
Custodian and accounting fees	104,209
Shareholders’ reports	103,591
Registration fees(a)	76,315
Professional fees	49,051
Trustees’ fees	28,471
Audit fee	26,156
Miscellaneous	64,665

Total expenses	13,917,020
Less: Fee waiver and/or expense reimbursement(a)	(541,825)
Distribution fee waiver(a)	(435,344)

Net expenses	12,939,851

Net investment income (loss)	(5,548,876)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $20,149)	123,656,558
Foreign currency transactions	(3,285)

123,653,273

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(25,725))	487,599,389
Foreign currencies	8,011

487,607,400

Net gain (loss) on investment and foreign currency transactions	611,260,673

Net Increase (Decrease) In Net Assets Resulting From Operations	$605,711,797

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	2,612,066	410,062	—	—
Transfer agent’s fees and expenses	1,231,164	59,041	297,579	2,472
Registration fees	19,388	14,861	26,857	15,209
Fee waiver and/or expense reimbursement	(311,540)	(37,883)	(148,952)	(43,450)
Distribution fee waiver	(435,344)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund 19

Statements of Changes in Net Assets

	Year Ended February 28/29,

	2024	2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(5,548,876)	$(5,999,531)
Net realized gain (loss) on investment and foreign currency transactions	123,653,273	(208,316,961)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	487,607,400	(161,977,546)

Net increase (decrease) in net assets resulting from operations	605,711,797	(376,294,038)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	166,239,228	127,286,266
Cost of shares purchased	(299,371,895)	(476,548,695)

Net increase (decrease) in net assets from Fund share transactions	(133,132,667)	(349,262,429)

Total increase (decrease)	472,579,130	(725,556,467)

Net Assets:

Beginning of year	1,110,230,785	1,835,787,252

End of year	$1,582,809,915	$1,110,230,785

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.58	$18.46	$24.34	$15.84	$14.91
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.08)	(0.20)	(0.18)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.45	(3.80)	(2.10)	10.85	1.97
Total from investment operations	8.36	(3.88)	(2.30)	10.67	1.86
Less Dividends and Distributions:
Distributions from net realized gains	-	-	(3.58)	(2.17)	(0.93)
Net asset value, end of year	$22.94	$14.58	$18.46	$24.34	$15.84
Total Return(b):	57.34%	(21.02)%	(12.51)%	67.82%	12.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,037,945	$739,492	$1,078,256	$485,590	$292,554
Average net assets (000)	$870,689	$829,415	$653,573	$393,844	$283,060
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.07%	1.10%
Expenses before waivers and/or expense reimbursement	1.14%	1.14%	1.14%	1.15%	1.19%
Net investment income (loss)	(0.49)%	(0.53)%	(0.86)%	(0.84)%	(0.66)%
Portfolio turnover rate(d)	34%	49%	67%	74%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund 21

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.19	$13.00	$18.25	$12.29	$11.84
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.13)	(0.28)	(0.25)	(0.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.88	(2.68)	(1.39)	8.38	1.55
Total from investment operations	5.73	(2.81)	(1.67)	8.13	1.38
Less Dividends and Distributions:
Distributions from net realized gains	-	-	(3.58)	(2.17)	(0.93)
Net asset value, end of year	$15.92	$10.19	$13.00	$18.25	$12.29
Total Return(b):	56.23%	(21.62)%	(13.27)%	66.59%	11.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$47,880	$36,391	$60,205	$59,185	$39,542
Average net assets (000)	$41,006	$43,727	$60,666	$51,793	$44,576
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.78%	1.78%	1.79%	1.79%	1.82%
Expenses before waivers and/or expense reimbursement	1.87%	1.87%	1.82%	1.82%	1.86%
Net investment income (loss)	(1.22)%	(1.26)%	(1.61)%	(1.56)%	(1.39)%
Portfolio turnover rate(d)	34%	49%	67%	74%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.35	$20.64	$26.76	$17.23	$16.09
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.15)	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.49	(4.25)	(2.39)	11.82	2.12
Total from investment operations	9.45	(4.29)	(2.54)	11.70	2.07
Less Dividends and Distributions:
Distributions from net realized gains	-	-	(3.58)	(2.17)	(0.93)
Net asset value, end of year	$25.80	$16.35	$20.64	$26.76	$17.23
Total Return(b):	57.80%	(20.78)%	(12.27)%	68.34%	12.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$369,697	$232,765	$538,780	$593,796	$316,686
Average net assets (000)	$303,068	$347,807	$587,500	$453,422	$311,632
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses before waivers and/or expense reimbursement	0.80%	0.80%	0.81%	0.81%	0.83%
Net investment income (loss)	(0.20)%	(0.24)%	(0.56)%	(0.52)%	(0.31)%
Portfolio turnover rate(d)	34%	49%	67%	74%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund 23

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.38	$20.66	$26.76	$17.21	$16.07
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.13)	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.51	(4.25)	(2.39)	11.83	2.11
Total from investment operations	9.49	(4.28)	(2.52)	11.72	2.07
Less Dividends and Distributions:
Distributions from net realized gains	-	-	(3.58)	(2.17)	(0.93)
Net asset value, end of year	$25.87	$16.38	$20.66	$26.76	$17.21
Total Return(b):	57.94%	(20.72)%	(12.19)%	68.44%	13.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$127,289	$101,583	$158,547	$137,574	$22,843
Average net assets (000)	$116,341	$119,659	$180,823	$58,252	$21,320
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses before waivers and/or expense reimbursement	0.71%	0.71%	0.71%	0.75%	0.78%
Net investment income (loss)	(0.12)%	(0.15)%	(0.48)%	(0.46)%	(0.23)%
Portfolio turnover rate(d)	34%	49%	67%	74%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison Focused Growth Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Focused Growth Fund 25

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

26

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Jennison Focused Growth Fund 27

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based

28

upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

PGIM Jennison Focused Growth Fund 29

Notes to Financial Statements (continued)

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended February 29, 2024, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.67% up to $1 billion of average daily net assets;	0.67%
0.65% from $1 billion to $3 billion of average daily net assets;
0.63% from $3 billion to $5 billion of average daily net assets;
0.62% from $5 billion to $10 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

The Manager has contractually agreed, through June 30, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	1.05%

C	1.78

Z	0.75

R6	0.67

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

30

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through June 30, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended February 29, 2024, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$336,515	$1,160
C	—	2,369

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated

PGIM Jennison Focused Growth Fund 31

Notes to Financial Statements (continued)

investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended February 29, 2024, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended February 29, 2024, were as follows:

Cost of Purchases	Proceeds from Sales

$446,832,754	$572,744,735

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 29, 2024, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 5.545%)(1)(wb)

$ —	$260,111,499	$259,072,231	$—	$—	$1,039,268	1,039,268	$347,953

PGIM Institutional Money Market Fund (7-day effective yield 5.683%)(1)(b)(wb)

58,325,378	618,434,022	676,753,824	(25,725)	20,149	—	—	242,655	(2)

$58,325,378	$878,545,521	$935,826,055	$(25,725)	$20,149	$1,039,268		$590,608

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustments were due to a net operating loss.

32

For the year ended February 29, 2024, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par

$5,028,134	$(5,028,134)

For the year ended February 29, 2024 and February 28, 2023, there were no distributions paid by the Fund.

As of February 29, 2024, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 29, 2024 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$811,554,147	$782,501,220	$(10,158,735)	$772,342,485

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of February 29, 2024 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$202,417,000	$123,554,000

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (February 28, 2025).

Qualified Late-Year Losses	Post-October Capital Losses

$1,318,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 29, 2024 are subject to such review.

PGIM Jennison Focused Growth Fund 33

Notes to Financial Statements (continued)

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of February 29, 2024, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	45,421	0.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	3	35.6

34

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended February 29, 2024:
Shares sold	1,479,880	$27,482,382
Shares purchased	(6,938,167)	(126,437,886)
Net increase (decrease) in shares outstanding before conversion	(5,458,287)	(98,955,504)
Shares issued upon conversion from other share class(es)	323,133	6,051,989
Shares purchased upon conversion into other share class(es)	(323,967)	(5,948,277)
Net increase (decrease) in shares outstanding	(5,459,121)	$(98,851,792)

Year ended February 28, 2023:
Shares sold	1,694,730	$25,857,514
Shares purchased	(9,390,132)	(141,397,915)
Net increase (decrease) in shares outstanding before conversion	(7,695,402)	(115,540,401)
Shares issued upon conversion from other share class(es)	344,337	5,347,037
Shares purchased upon conversion into other share class(es)	(357,966)	(5,495,018)
Net increase (decrease) in shares outstanding	(7,709,031)	$(115,688,382)

Class C
Year ended February 29, 2024:
Shares sold	519,809	$6,782,306
Shares purchased	(615,731)	(7,784,579)
Net increase (decrease) in shares outstanding before conversion	(95,922)	(1,002,273)
Shares purchased upon conversion into other share class(es)	(465,998)	(6,001,973)
Net increase (decrease) in shares outstanding	(561,920)	$(7,004,246)

Year ended February 28, 2023:
Shares sold	472,729	$5,017,638
Shares purchased	(1,117,471)	(11,564,186)
Net increase (decrease) in shares outstanding before conversion	(644,742)	(6,546,548)
Shares purchased upon conversion into other share class(es)	(417,696)	(4,508,235)
Net increase (decrease) in shares outstanding	(1,062,438)	$(11,054,783)

Class Z
Year ended February 29, 2024:
Shares sold	4,941,480	$ 98,794,536
Shares purchased	(5,097,662)	(104,333,083)
Net increase (decrease) in shares outstanding before conversion	(156,182)	(5,538,547)
Shares issued upon conversion from other share class(es)	296,003	6,087,219
Shares purchased upon conversion into other share class(es)	(43,802)	(935,220)
Net increase (decrease) in shares outstanding	96,019	$ (386,548)

PGIM Jennison Focused Growth Fund 35

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended February 28, 2023:
Shares sold	3,936,301	$68,091,520
Shares purchased	(16,070,979)	(269,642,706)
Net increase (decrease) in shares outstanding before conversion	(12,134,678)	(201,551,186)
Shares issued upon conversion from other share class(es)	345,322	5,923,805
Shares purchased upon conversion into other share class(es)	(86,376)	(1,537,926)
Net increase (decrease) in shares outstanding	(11,875,732)	$(197,165,307)

Class R6
Year ended February 29, 2024:
Shares sold	1,583,177	$33,180,004
Shares purchased	(2,900,218)	(60,816,347)
Net increase (decrease) in shares outstanding before conversion	(1,317,041)	(27,636,343)
Shares issued upon conversion from other share class(es)	46,948	939,303
Shares purchased upon conversion into other share class(es)	(9,574)	(193,041)
Net increase (decrease) in shares outstanding	(1,279,667)	$(26,890,081)

Year ended February 28, 2023:
Shares sold	1,652,860	$28,319,594
Shares purchased	(3,142,528)	(53,943,888)
Net increase (decrease) in shares outstanding before conversion	(1,489,668)	(25,624,294)
Shares issued upon conversion from other share class(es)	17,891	316,901
Shares purchased upon conversion into other share class(es)	(2,804)	(46,564)
Net increase (decrease) in shares outstanding	(1,474,581)	$(25,353,957)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

36

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 29, 2024. The average daily balance for the 50 days that the Fund had loans outstanding during the period was approximately $1,087,100, borrowed at a weighted average interest rate of 6.33%. The maximum loan outstanding amount during the period was $8,701,000. At February 29, 2024, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

PGIM Jennison Focused Growth Fund 37

Notes to Financial Statements (continued)

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

38

Initial Public Offerings (“IPOs”) Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

PGIM Jennison Focused Growth Fund 39

Notes to Financial Statements (continued)

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Preferred Stock Risk: Preferred stock can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. A redemption by the issuer may negatively impact the return of the stock held by the Fund. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred stock to lose substantial value. Preferred stocks also may have substantially lower trading volumes and less market depth than many other securities, such as common stock or U.S. Government securities.

10.	Recent Regulatory Developments

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually

40

engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Jennison Focused Growth Fund 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Jennison Focused Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Focused Growth Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the four years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the four years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for the year ended February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 16, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 103	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 104	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison Focused Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 101	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 104	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 104	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 101	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 104	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Focused Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 104	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member, President & Principal Executive Officer Portfolios Overseen: 104	President, Chief Executive Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ( PEO ) (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Chief Operating Officer for PGIM Investments LLC (January 2012-January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

PGIM Jennison Focused Growth Fund

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 131	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Global Product Management and Marketing, PGIM Investments (since February 2006); Vice President (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Corporate Counsel of AST Investment Services, Inc. (since August 2020) and Vice President and Corporate Counsel (since January 2005) of Prudential; Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew Donohue 1972 Chief Compliance Officer	Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

PGIM Jennison Focused Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary (since September 2023) of the PGIM Rock ETF Trust, PGIM Credit Income Fund, PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); Assistant Secretary (since September 2023) of the PGIM Rock ETF Trust, PGIM Credit Income Fund, PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds, the PGIM ETF Trust, and Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds, the PGIM ETF Trust, and Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and PGIM ETF Trust (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Focused Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and the PGIM ETF Trust (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, PGIM ETF Trust, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

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∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Focused Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President and Principal Executive Officer ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBMANAGER	PGIM, Inc.	655 Broad Street Newark, NJ 07102
SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017
DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102
CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.
The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Focused Growth Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FOCUSED GROWTH FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	SPFAX	SPFCX	SPFZX	PSGQX

CUSIP	74440K504	74440K702	74440K868	7444OK751

MF500E

PGIM STRATEGIC BOND FUND

ANNUAL REPORT

FEBRUARY 29, 2024

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2024 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Strategic Bond Fund informative and useful. The report covers performance for the 12-month period that ended February 29, 2024.

Despite elevated inflation, recession fears, and a banking industry crisis, financial markets rallied and the global economy remained resilient throughout the period. Employers continued hiring, consumers continued spending, and home prices rose as inflation eventually cooled and the economic outlook improved.

Stocks rose for much of the period and then surged late in the period when the Federal Reserve (the Fed) signaled several potential interest-rate cuts in 2024. For the entire period, equities in both US and international markets posted gains.

After falling much of the period, bond markets rebounded when the Fed began moderating its rate-hiking cycle. Higher interest rates also offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering a broad spectrum of asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Strategic Bond Fund

April 15, 2024

PGIM Strategic Bond Fund  3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/29/24
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	4.00	1.04	2.83 (7/9/2015)
(without sales charges)	7.49	1.71	3.23 (7/9/2015)
Class C
(with sales charges)	5.66	0.93	2.43 (7/9/2015)
(without sales charges)	6.66	0.93	2.43 (7/9/2015)
Class Z
(without sales charges)	7.85	2.06	3.56 (7/9/2015)
Class R6
(without sales charges)	7.88	2.07	2.80 (4/26/2017)
Bloomberg Intermediate US Aggregate Bond Index
	3.69	0.72	—

Average Annual Total Returns as of 2/29/24 Since Inception (%)

	Class A, Class C, Class Z (7/9/2015)	Class R6 (4/26/2017)
Bloomberg Intermediate US Aggregate Bond Index	1.18	0.93

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Intermediate US Aggregate Bond Index by portraying the initial account values at the commencement of operations of Class Z shares (July 9, 2015) and the account values at the end of the current fiscal year (February 29, 2024) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns in the table and the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Strategic Bond Fund  5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg Intermediate US Aggregate Bond Index—The Bloomberg Intermediate US Aggregate Bond Index is the intermediate component of the Bloomberg US Aggregate Bond Index, which is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with maturities from 1 year up to, but not including, 10 years for all sectors except for Securitized, which does not have a maximum weighted average maturity or remaining average life constraint.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 2/29/24 (%)

AAA	24.5

AA	13.4

A	7.5

BBB	21.4

BB	25.6

B	9.8

CCC	4.2

Not Rated	6.1

Cash/Cash Equivalents	-12.5

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 2/29/24

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.61	6.38	6.35

Class C	0.54	5.90	5.86

Class Z	0.63	6.96	6.88

Class R6	0.64	7.01	6.93

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Strategic Bond Fund  7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Strategic Bond Fund’s Class Z shares returned 7.85% in the 12-month reporting period that ended February 29, 2024, outperforming the 3.69% return of the Bloomberg Intermediate US Aggregate Bond Index (the Index).

What were the market conditions?

●

Shifting fundamentals helped drive a repricing of markets during the reporting period. Rate volatility increased as markets first began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. However, the US economy proved resilient, with increasingly benign inflation and persistent labor market strength raising hopes of a soft landing during the latter part of the reporting period. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

●

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 75 basis points (bps). (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In January 2024, the FOMC kept rates on hold for a fourth consecutive meeting but held off on signaling a rate cut at its March 2024 meeting, with Fed Chairman Jerome Powell saying he wanted to see “more good data” before lowering the federal funds rate.

●

The 10-year/2-year US Treasury spread declined from –0.70% on January 31, 2023, to –0.29% at the end of the reporting period, while the yield on the 2-year US Treasury note ended the reporting period at 4.21%, unchanged from the beginning of the reporting period.

●

Spread market performance was largely positive over the reporting period. US investment-grade corporate spreads tightened as expectations for a hard landing dissipated and fundamentals remained solid. US high yield bonds posted strong total returns amid better-than-feared corporate earnings and strong investor demand. Emerging-markets-debt spreads tightened amid a constructive backdrop of declining inflation and a likely pivot by the Fed toward interest rate cuts. Securitized credit spreads also tightened, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and high-quality commercial mortgage-backed securities (CMBS) spreads outperforming corporates over the final few months of the reporting period. Meanwhile, agency mortgage-backed securities (MBS) posted modestly negative excess returns over the reporting period, succumbing to renewed bank-selling concerns during the last month of the reporting period.

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What worked?

●

Overall sector and security selection both contributed to the Fund’s performance over the reporting period. Within sector allocation, an underweight relative to the Index to MBS, along with overweights relative to the Index to the non-agency CMBS AA-and-below and emerging-markets high yield sectors, contributed the most.

●	Security selections in the CLO AA, non-agency MBS, and emerging-markets high yield sectors contributed the most during the reporting period.

●

Duration positioning, specifically in developed-markets rates, was also a strong contributor during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

●

Within corporates, positions in banking, foreign non-corporates, and healthcare & pharmaceuticals were the largest contributors. From a single-name credit perspective, positions in the commonwealth of Puerto Rico, Citigroup Inc. (banking), and JP Morgan (banking) were the largest contributors to performance.

●

From a market perspective, having more risk (i.e., a measure of a portfolio’s exposure to market-wide changes in credit spreads), on average, than the relevant Index was a strong contributor to performance over the reporting period.

What didn’t work?

●

While overall sector allocation contributed to the Fund’s performance during the reporting period, overweights relative to the Index to the CLO AA, emerging-markets investment-grade, and US high yield sectors detracted.

●	While overall security selection contributed to performance, selections in the non-agency CMBS AA-and-below, MBS, and European high yield sectors detracted.

●

Yield curve positioning, in both developed-markets and emerging-markets rates, also detracted from performance over the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

●

Within corporates, positions in telecom, gaming/lodging/leisure, and other financials were the largest detractors during the reporting period. From a single-name credit perspective, positions in Casino Guichard Perrachon SA (consumer non-cyclical), Goldman Sachs Group Inc. (banking), and Total Play Telecomunicaciones SAPI DE CV (telecom) detracted from performance.

Did the Fund use derivatives?

The Fund held futures contracts on government securities, interest-rate swaps, and options to help manage its duration and yield curve exposure during the reporting period. In aggregate, the use of these derivatives detracted from performance. In addition, the Fund traded foreign exchange derivatives, which contributed to performance. The Fund also used credit derivatives in the form of the Credit Default

PGIM Strategic Bond Fund  9

Strategy and Performance Overview* (continued)

Swap Index (CDX) to manage credit risk. The use of the CDX also contributed to the Fund’s performance.

Current outlook

●

Overall, US economic data remains aligned with PGIM Fixed Income’s “weakflation” model economic scenario. While meaningfully reducing its recession probabilities over the past several months, PGIM Fixed Income still forecasts slower growth in 2024 amid fragilites (e.g., in consumer health and commercial real estate).

●

PGIM Fixed Income continues to anticipate three cuts to the federal funds rate this year, starting in the second quarter, and believes these reductions are likely to leave Fed policy in restrictive territory (depending on one’s view of the neutral interest rate). Until recently, markets had been pricing in more cuts in 2024 than PGIM Fixed Income had forecast. As a result, the Fund’s duration positioning remains modest, with a curve steepening bias.

●

While market volatility remains above trend, PGIM Fixed Income is modestly constructive yet focused on less cyclically sensitive segments such as highquality structured products and carry-related products, and maintains a positive view of the spread sectors over the medium to long term. The Fund continues to hold overweights relative to the Index to an array of credit sectors, including high-quality structured products (CLOs and CMBS), high yield, and emerging markets.

●

PGIM Fixed Income expects ongoing uncertainty to generate greater dispersion in corporate results, credit spreads, and alpha relative to beta. (Alpha is a measure of an investment’s active return compared to a market or index. Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Thus, accurate sector rotation, bottom-up credit research, and relative-value assessment should outperform indiscriminate market exposure, in PGIM Fixed Income’s view.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 29, 2024. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Strategic Bond Fund  11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Strategic Bond Fund		Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,054.30	0.95%	$4.85

	Hypothetical	$1,000.00	$1,020.14	0.95%	$4.77

Class C	Actual	$1,000.00	$1,050.30	1.74%	$8.87

	Hypothetical	$1,000.00	$1,016.21	1.74%	$8.72

Class Z	Actual	$1,000.00	$1,056.00	0.62%	$3.17

	Hypothetical	$1,000.00	$1,021.78	0.62%	$3.12

Class R6	Actual	$1,000.00	$1,056.20	0.59%	$3.02

	Hypothetical	$1,000.00	$1,021.93	0.59%	$2.97

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2024, and divided by the 366 days in the Fund’s fiscal year ended February 29, 2024 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12  Visit our website at pgim.com/investments

Schedule of Investments

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 109.9%

ASSET-BACKED SECURITIES 17.1%

Automobiles 1.4%

Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class D, 144A	3.040%	09/22/25		5,000	$4,916,369
Series 2022-05A, Class C, 144A	6.240	04/20/27		700	699,643
Series 2023-02A, Class C, 144A	6.180	10/20/27		500	499,468
Series 2023-08A, Class C, 144A	7.340	02/20/30		1,000	1,041,779
Bayview Opportunity Master Fund Trust,
Series 2024-CAR1F, Class A, 144A	6.971	07/29/32		919	928,463
Ford Credit Auto Owner Trust,
Series 2023-02, Class D, 144A	6.600	02/15/36		1,200	1,205,996
Hertz Vehicle Financing III LP,
Series 2021-02A, Class B, 144A	2.120	12/27/27		800	724,723
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A	33.784	01/25/28		548	580,369
Series 2020-02, Class F, 144A	5.763	02/25/28		360	359,539
Series 2021-01, Class E, 144A	2.365	09/25/28		47	46,936
Series 2021-02, Class F, 144A	4.393	12/26/28		600	586,157
Santander Bank Auto Credit-Linked Notes,
Series 2022-C, Class E, 144A	11.366	12/15/32		142	143,946
Series 2023-B, Class G, 144A	17.128	12/15/33		900	897,947
Santander Bank, NA,
Series 2021-01A, Class D, 144A	5.004	12/15/31		600	581,032
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class E, 144A	3.280	03/15/27		1,000	949,040

					14,161,407

Collateralized Loan Obligations 14.3%

Anchorage Capital CLO Ltd. (Cayman Islands), Series 2021-21A, Class B, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)	7.329(c)	10/20/34		7,500	7,535,504

Ares European CLO DAC (Ireland), Series 2013-06A, Class B1RR, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)	5.192(c)	04/15/30	EUR	4,450	4,742,283
Armada Euro CLO DAC (Ireland), Series 02A, Class A3, 144A	1.500	11/15/31	EUR	196	205,423
Battalion CLO Ltd. (Cayman Islands), Series 2021-17A, Class A1, 144A, 3 Month SOFR + 1.522% (Cap N/A, Floor 1.260%)	6.839(c)	03/09/34		600	599,861
Bilbao CLO DAC (Ireland), Series 04A, Class B, 144A, 3 Month EURIBOR + 2.200% (Cap N/A, Floor 2.200%)	6.142(c)	04/15/36	EUR	5,900	6,226,215

See Notes to Financial Statements.

PGIM Strategic Bond Fund 13

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Carlyle Euro CLO DAC (Ireland), Series 2017-02A, Class AA2R, 144A, 3 Month EURIBOR + 1.300% (Cap N/A, Floor 1.300%)	5.201%(c)	08/15/30	EUR	5,000	$5,344,009
Series 2019-01A, Class A2RA, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	5.575(c)	03/15/32	EUR	8,250	8,814,202
Series 2021-02A, Class A2B, 144A	2.100	10/15/35	EUR	9,100	8,700,220
CVC Cordatus Loan Fund DAC (Ireland), Series 03A, Class A2RR, 144A	1.750	08/15/32	EUR	469	488,697
Series 23A, Class B1, 144A, 3 Month EURIBOR + 2.300% (Cap N/A, Floor 2.300%)	6.248(c)	04/25/36	EUR	12,750	13,814,706
Elevation CLO Ltd. (Cayman Islands), Series 2021-14A, Class B, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)	7.329(c)	10/20/34		4,500	4,502,666
Fidelity Grand Harbour CLO DAC (Ireland), Series 2021-01A, Class B1, 144A, 3 Month EURIBOR + 1.750% (Cap N/A, Floor 1.750%)	5.692(c)	10/15/34	EUR	9,000	9,597,307
HPC Investment Partners CLO, Series 2013-02RR, Class A2, 144A, 3 Month SOFR + 1.887% (Cap N/A, Floor 0.000%)	7.204(c)	10/20/29		750	750,596
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-01A, Class BR, 144A, 3 Month SOFR + 2.212% (Cap N/A, Floor 0.000%)	7.529(c)	10/20/31		500	499,193
Madison Park Euro Funding DAC (Ireland), Series 14A, Class B1R, 144A, 3 Month EURIBOR + 1.700% (Cap N/A, Floor 1.700%)	5.642(c)	07/15/32	EUR	8,050	8,590,264
Madison Park Funding Ltd. (Cayman Islands), Series 2021-59A, Class B, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.700%)	7.260(c)	01/18/34		4,500	4,508,253
MidOcean Credit CLO (Cayman Islands), Series 2018-08A, Class B, 144A, 3 Month SOFR + 1.912% (Cap N/A, Floor 0.000%)	7.231(c)	02/20/31		250	249,435
Ocean Trails CLO (Cayman Islands), Series 2020-09A, Class BR, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)	7.326(c)	10/15/34		10,000	10,013,675
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2019-02A, Class A2R, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.700%)	7.276(c)	10/15/34		15,000	14,963,676
Rockford Tower CLO Ltd. (Cayman Islands), Series 2021-03A, Class B, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)	7.329(c)	10/20/34		8,700	8,642,647

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

St. Pauls CLO (Netherlands), Series 11A, Class C2R, 144A	2.500%	01/17/32	EUR	8,500	$8,188,835

St. Paul’s CLO DAC (Ireland), Series 04A, Class AR2B, 144A	1.870	04/25/30	EUR	9,200	9,163,950
TCW CLO Ltd. (Cayman Islands), Series 2017-01A, Class BRR, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.700%)	7.281(c)	10/29/34		6,000	5,951,951

					142,093,568

Consumer Loans 0.3%

OneMain Financial Issuance Trust, Series 2023-02A, Class D, 144A	7.520	09/15/36		2,600	2,664,634

Other 0.6%

Goodleap Sustainable Home Solutions Trust, Series 2023-03C, Class A, 144A	6.500	07/20/55		476	488,008

Sierra Timeshare Receivables Funding LLC,
Series 2023-02A, Class D, 144A	9.720	04/20/40		1,159	1,180,312

TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)	8.235(c)	06/25/24		4,440	4,397,585

					6,065,905

Residential Mortgage-Backed Securities 0.4%

LSF11 Boson Investments Sarl Compartment 2 (Spain), Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 3.000%, Floor 0.000%)	5.945(c)	11/25/60	EUR	130	132,389
Rathlin Residential DAC (Ireland), Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)	5.851(c)	09/27/75	EUR	3,256	3,463,869
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 3.250%^	7.143(c)	03/15/26	EUR	279	256,229

					3,852,487

See Notes to Financial Statements.

PGIM Strategic Bond Fund 15

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans 0.1%

Laurel Road Prime Student Loan Trust,
Series 2019-A, Class R, 144A	0.000%	10/25/48	548	$116,855
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month SOFR + 3.364% (Cap N/A, Floor 1.250%)	8.685(c)	11/29/24	1,047	1,046,944

				1,163,799

TOTAL ASSET-BACKED SECURITIES (cost $179,994,832)				170,001,800

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.5%

20 Times Square Trust,
Series 2018-20TS, Class F, 144A (original cost $4,480,438; purchased 08/26/20)(f)	3.100(cc)	05/15/35	4,900	3,655,722
Series 2018-20TS, Class G, 144A (original cost $4,424,349; purchased 05/09/18 - 08/26/20)(f)	3.100(cc)	05/15/35	5,000	3,630,329
Series 2018-20TS, Class H, 144A (original cost $88,505; purchased 05/09/18)(f)	3.100(cc)	05/15/35	100	70,607
BANK5,
Series 2023-05YR3, Class XD, IO, 144A	3.315(cc)	09/15/56	11,949	1,493,066
Series 2023-05YR4, Class XD, IO, 144A	3.534(cc)	12/15/56	10,349	1,380,944
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class E, 144A	3.609(cc)	08/14/36	250	191,460
Series 2018-CHRS, Class D, 144A	4.267(cc)	08/05/38	250	192,067
Series 2019-C04, Class XB, IO	1.134(cc)	08/15/52	43,170	2,172,617
Benchmark Mortgage Trust,
Series 2024-V05, Class XD, IO, 144A	2.973(cc)	01/10/57	13,473	1,642,655
BPR Trust,
Series 2023-BRK02, Class C, 144A	8.335(cc)	11/05/28	3,800	3,943,142
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month SOFR + 2.764% (Cap N/A, Floor 2.650%)	8.082(c)	10/15/36	6,163	6,012,290
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month SOFR + 2.880% (Cap N/A, Floor 2.766%)	8.202(c)	11/15/37	1,769	1,764,959
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month SOFR + 2.197% (Cap N/A, Floor 2.150%)	7.515(c)	05/15/36	4,988	4,981,578
Series 2019-ICE04, Class F, 144A, 1 Month SOFR + 2.697% (Cap N/A, Floor 2.650%)	8.015(c)	05/15/36	2,095	2,086,570

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

DBGS Mortgage Trust,
Series 2018-BIOD, Class E, 144A, 1 Month SOFR + 1.996% (Cap N/A, Floor 1.700%)	7.314%(c)	05/15/35	91	$90,234
Series 2018-BIOD, Class F, 144A, 1 Month SOFR + 2.296% (Cap N/A, Floor 2.000%)	7.614(c)	05/15/35	320	312,346
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808(cc)	12/10/36	250	172,813
Series 2016-85T, Class E, 144A	3.808(cc)	12/10/36	250	159,734
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO	1.334(cc)	03/25/26	1,039	24,370
Series K066, Class X1, IO	0.744(cc)	06/25/27	7,185	142,840
Series K103, Class X1, IO	0.639(cc)	11/25/29	149,226	4,474,743
Series KC02, Class X1, IO	0.376(cc)	03/25/24	69,861	203,227
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A, 1 Month SOFR + 2.344% (Cap N/A, Floor 2.230%) (original cost $5,500,000; purchased 07/30/21)(f)	7.664(c)	08/01/24	5,500	5,459,238
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class F, 144A, 1 Month SOFR + 4.664% (Cap N/A, Floor 4.550%)	9.982(c)	10/15/36	3,090	3,016,339
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class D, 144A	4.613(cc)	07/05/31	8,800	5,214,833
Series 2018-AON, Class E, 144A	4.613(cc)	07/05/31	9,825	3,539,015
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36	20,580	17,342,326
Series 2019-MEAD, Class XA, IO, 144A	0.007(cc)	11/10/36	297,065	82,822
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)	6.932(c)	03/15/36	772	718,000
Series 2021-PARK, Class E, 144A, 1 Month SOFR + 1.864% (Cap N/A, Floor 1.750%)	7.182(c)	03/15/36	400	368,500
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class E, 144A, 1 Month SOFR + 4.614% (Cap N/A, Floor 4.500%)	9.932(c)	05/15/31	11,200	10,101,845

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $100,936,116)				84,641,231

CORPORATE BONDS 51.0%

Advertising 0.1%

CMG Media Corp.,
Gtd. Notes, 144A	8.875	12/15/27	1,608	1,084,545

See Notes to Financial Statements.

PGIM Strategic Bond Fund 17

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense 1.3%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.700%	02/01/27	1,035	$963,235
Sr. Unsec’d. Notes	3.825	03/01/59	1,500	1,037,434
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	2,750	2,670,828
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	6,504	6,504,000
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes, 144A	7.000	07/28/30	1,865	1,950,604

				13,126,101

Agriculture 0.2%

Altria Group, Inc.,
Gtd. Notes	3.400	05/06/30	100	90,000
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	2,325	2,135,289

				2,225,289

Airlines 0.6%

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750	04/20/29	1,925	1,877,010
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes(a)	3.750	10/28/29	1,720	1,570,284
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	695	692,652
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33	383	326,114
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	850	818,365
Sr. Sec’d. Notes, 144A	4.625	04/15/29	400	368,901

				5,653,326

Auto Manufacturers 0.7%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	875	718,279
Sr. Unsec’d. Notes	4.750	01/15/43	3,175	2,573,718
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	550	493,052
General Motors Co.,
Sr. Unsec’d. Notes	5.000	04/01/35	970	906,887

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

General Motors Co., (cont’d.)
Sr. Unsec’d. Notes	5.150%	04/01/38	1,250	$1,157,165
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	3.600	06/21/30	1,365	1,224,168

				7,073,269

Auto Parts & Equipment 0.7%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	850	821,312
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	392	387,488
Gtd. Notes	6.500	04/01/27	950	937,110
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	126	125,370
Dana, Inc.,
Sr. Unsec’d. Notes(a)	5.375	11/15/27	3,015	2,924,959
Nemak SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A	3.625	06/28/31	1,190	968,113
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	1,075	979,927

				7,144,279

Banks 10.6%

Banco de Credito del Peru S.A. (Peru),
Sub. Notes, 144A, MTN	3.250(ff)	09/30/31	1,315	1,208,485
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A	6.625(ff)	01/24/32(oo)	1,395	1,220,625
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A	3.466(ff)	09/23/36	1,185	994,956
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24(oo)	5,800	5,764,725
Sr. Unsec’d. Notes	2.592(ff)	04/29/31	2,820	2,403,843
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	1,605	1,343,355
Sr. Unsec’d. Notes, MTN	2.884(ff)	10/22/30	2,450	2,159,038
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	1,000	899,731
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	2,865	2,382,983
Sr. Unsec’d. Notes	7.437(ff)	11/02/33	2,645	2,882,713
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A, MTN	3.052(ff)	01/13/31	2,020	1,761,144

See Notes to Financial Statements.

PGIM Strategic Bond Fund 19

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A	5.750%	05/05/26	400	$396,383
Citigroup, Inc.,
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	975	962,887
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	7,301	7,012,219
Jr. Sub. Notes, Series W	4.000(ff)	12/10/25(oo)	605	572,175
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	8,950	7,895,473
Discover Bank,
Sr. Unsec’d. Notes	2.700	02/06/30	3,275	2,776,881
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	150	162,531
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	1,415	1,284,722
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	265	250,331
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	1,040	997,208
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A	4.198(ff)	06/01/32	700	572,911
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)	8,150	8,090,428
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	2,065	2,015,115
Jr. Sub. Notes, Series KK(a)	3.650(ff)	06/01/26(oo)	18,000	16,813,499
Mizrahi Tefahot Bank Ltd. (Israel),
Sub. Notes, 144A	3.077(ff)	04/07/31	2,545	2,292,663
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	3,780	3,572,581
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	5,500	5,281,494
Sr. Unsec’d. Notes, MTN	2.943(ff)	01/21/33	6,820	5,721,136
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	6.066(ff)	01/19/35	3,000	2,951,956
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	10.092(c)	09/30/24	3,884	3,862,309
Truist Financial Corp.,
Jr. Sub. Notes, Series N	4.800(ff)	09/01/24(oo)	710	672,845
U.S. Bancorp,
Jr. Sub. Notes	3.700(ff)	01/15/27(oo)	3,660	3,126,741
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	6.537(ff)	08/12/33	2,915	3,028,393

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

VTB Bank OJSC Via VTB Capital SA (Russia),
Sub. Notes	6.950%	10/17/22(d)	2,240	$112,000
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.068(ff)	04/30/41	3,150	2,328,067

				105,774,546

Beverages 0.1%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	1,500	1,396,622

Building Materials 0.9%

Cemex SAB de CV (Mexico),
Gtd. Notes(a)	5.200	09/17/30	583	558,951
Gtd. Notes	5.450	11/19/29	1,917	1,878,660
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	175	157,680
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	515	498,560
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	448	438,312
Gtd. Notes, 144A	4.875	12/15/27	500	475,441
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	795	794,046
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	2,125	2,066,727
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	1,850	1,650,263

				8,518,640

Chemicals 0.7%

Ashland, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	09/01/31	575	482,146
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A	8.500	01/12/31	2,540	2,502,408
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	1,050	965,907
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A	12.250	09/01/29	100	100,036

See Notes to Financial Statements.

PGIM Strategic Bond Fund 21

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Sasol Financing USA LLC (South Africa),
Gtd. Notes(a)	4.375%	09/18/26		730	$680,893
Gtd. Notes(a)	5.875	03/27/24		1,450	1,447,825
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000	12/16/27		916	935,535

					7,114,750

Coal 0.1%

Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	6.000	08/15/40		722	713,286

Commercial Services 0.9%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28		878	835,545
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		668	665,923
Sr. Unsec’d. Notes, 144A(a)	6.000	06/01/29		2,825	2,340,030
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		680	603,500
Sr. Sec’d. Notes, 144A	4.625	06/01/28		420	370,650
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625	10/01/27		1,000	940,695
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes	4.250	09/25/30	GBP	500	589,336
ERAC USA Finance LLC,
Gtd. Notes, 144A	4.200	11/01/46		100	83,659
Gartner, Inc.,
Gtd. Notes, 144A	4.500	07/01/28		350	331,472
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A	7.500	01/15/31		200	208,568
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		2,050	1,774,769
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A	9.750	08/15/26		400	400,855

					9,145,002

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Computers 0.1%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375%	10/31/26		535	$511,562
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29		656	696,819

					1,208,381

Distribution/Wholesale 0.3%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28		3,500	3,156,226

Diversified Financial Services 2.5%

Blackstone Private Credit Fund,
Sr. Sec’d. Notes^	5.610	05/03/27		1,250	1,199,633
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270% (original cost $6,300,000; purchased 05/18/21)^(f)	7.704(c)	05/31/25		6,300	5,418,000
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	4.150	01/23/30		350	325,610
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30		150	134,261
Gtd. Notes, 144A	5.500	08/15/28		1,590	1,507,396
Gtd. Notes, 144A	6.000	01/15/27		800	786,543
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		1,800	1,572,665
Gtd. Notes	4.000	09/15/30		750	632,128
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29		1,800	1,621,723
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN	5.250	08/10/28		800	792,168
Sherwood Financing PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	6.000	11/15/26	GBP	4,225	4,733,231
Stifel Financial Corp.,
Sr. Unsec’d. Notes	4.000	05/15/30		6,525	5,896,070

					24,619,428

Electric 4.2%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28		670	632,173
Sr. Unsec’d. Notes, 144A	4.625	02/01/29		2,775	2,552,362
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		1,175	1,053,674

See Notes to Financial Statements.

PGIM Strategic Bond Fund 23

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Calpine Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A(a)	5.125%	03/15/28		4,000	$3,795,013
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes	3.375	09/15/29		295	256,434
CMS Energy Corp.,
Jr. Sub. Notes	4.750(ff)	06/01/50		1,550	1,414,291
Dominion Energy, Inc.,
Jr. Sub. Notes, Series B	4.650(ff)	12/15/24(oo)		2,625	2,559,645
Electricidad Firme de Mexico Holdings SA de CV (Mexico),
Sr. Sec’d. Notes	4.900	11/20/26		537	504,377
Sr. Sec’d. Notes, 144A	4.900	11/20/26		1,180	1,108,315
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A	7.125	02/11/25		1,155	1,149,271
Sr. Unsec’d. Notes, 144A, MTN	8.450	08/10/28		306	304,011
Sr. Unsec’d. Notes, MTN	8.450	08/10/28		2,304	2,289,024
Light Servicos de Eletricidade SA/Light Energia SA (Brazil),
Gtd. Notes, 144A(a)	4.375	06/18/26(d)		2,000	910,000
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes	5.125	05/07/29		1,176	1,116,756
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28		225	221,625
Gtd. Notes, 144A	3.375	02/15/29		200	174,763
Gtd. Notes, 144A	3.625	02/15/31		3,525	2,965,103
Gtd. Notes, 144A	3.875	02/15/32		1,475	1,238,566
Gtd. Notes, 144A	5.250	06/15/29		1,275	1,208,868
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)		225	238,516
Pacific Gas & Electric Co.,
Sr. Sec’d. Notes	3.250	06/01/31		1,650	1,413,711
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	1,106	966,357
PG&E Corp.,
Sr. Sec’d. Notes	5.250	07/01/30		546	513,920
Puget Energy, Inc.,
Sr. Sec’d. Notes	4.100	06/15/30		4,130	3,739,227
Tierra Mojada Luxembourg II Sarl (Mexico),
Sr. Sec’d. Notes, 144A	5.750	12/01/40		1,135	1,016,397
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		875	846,321
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		3,125	3,125,152

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375%	05/01/29	225	$205,502
Gtd. Notes, 144A	5.000	07/31/27	405	388,381
Sr. Sec’d. Notes, 144A	3.550	07/15/24	750	741,493
Sr. Sec’d. Notes, 144A	3.700	01/30/27	3,105	2,933,962

				41,583,210

Electrical Components & Equipment 0.2%

WESCO Distribution, Inc.,
Gtd. Notes, 144A	6.375	03/15/29	205	205,259
Gtd. Notes, 144A	6.625	03/15/32	160	160,124
Gtd. Notes, 144A	7.125	06/15/25	550	551,475
Gtd. Notes, 144A	7.250	06/15/28	1,200	1,227,193

				2,144,051

Electronics 0.1%

Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	665	568,579

Energy-Alternate Sources 0.2%

Aydem Yenilenebilir Enerji A/S (Turkey),
Sr. Sec’d. Notes, 144A	7.750	02/02/27	1,895	1,816,585

Engineering & Construction 1.0%

AECOM,
Gtd. Notes	5.125	03/15/27	500	489,668
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28	2,330	2,166,271
Sr. Sec’d. Notes, 144A	5.500	10/31/46	938	778,183
Sr. Sec’d. Notes, 144A	5.500	07/31/47	6,142	5,110,390
TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32	1,050	925,717

				9,470,229

Entertainment 1.2%

Caesars Entertainment, Inc.,
Gtd. Notes, 144A(a)	4.625	10/15/29	1,050	958,619
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	2,175	2,150,334

See Notes to Financial Statements.

PGIM Strategic Bond Fund 25

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 10.750%	12.750%	11/30/27(d)	EUR	60	$1,939
Sr. Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 3.000%^	11.000	09/30/26(d)	EUR	153	33,171
Sr. Sec’d. Notes, 144A	13.000	09/30/24	EUR	25	27,014
Sr. Sec’d. Notes, 144A, Cash coupon 2.000% and PIK 11.625%^	13.625	11/30/27(d)		271	2,034
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	7.625	04/15/26		2,800	2,801,625
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.250	01/15/27		325	325,569
Sr. Sec’d. Notes, 144A	6.500	02/15/25		750	750,937
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A(a)	6.625	11/15/27		525	504,052
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27		3,125	2,988,314
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31		1,375	973,595
Warnermedia Holdings, Inc.,
Gtd. Notes	5.141	03/15/52		810	657,717

					12,174,920

Environmental Control 0.0%

GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A	6.750	01/15/31		210	214,462

Foods 1.5%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29		200	178,101
Gtd. Notes, 144A	5.875	02/15/28		1,775	1,749,080
B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27		900	837,229
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	3,247	3,874,592
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	3,500	3,988,439
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28		494	391,215

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125%	01/31/30		450	$407,102
Gtd. Notes, 144A	4.375	01/31/32		725	646,770
Pilgrim’s Pride Corp.,
Gtd. Notes	4.250	04/15/31		2,000	1,786,877
Post Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.250	02/15/32		590	592,959
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		275	244,672

					14,697,036

Gas 0.1%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		295	278,906
Sr. Unsec’d. Notes	5.875	08/20/26		496	480,735

					759,641

Healthcare-Products 0.1%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		575	515,434
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		250	231,179
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	400	319,324
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	275	205,415

					1,271,352

Healthcare-Services 1.2%

DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		100	82,039
Gtd. Notes, 144A	4.625	06/01/30		2,500	2,198,668
HCA, Inc.,
Gtd. Notes	5.375	02/01/25		175	174,399
Gtd. Notes	5.875	02/15/26		200	200,882
Gtd. Notes	7.500	11/06/33		2,000	2,222,230
Gtd. Notes, MTN	7.750	07/15/36		1,500	1,714,949
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27		50	46,563
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25		1,150	1,147,240

See Notes to Financial Statements.

PGIM Strategic Bond Fund 27

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750%	12/01/26	1,750	$1,751,079
Tenet Healthcare Corp.,
Gtd. Notes(a)	6.125	10/01/28	1,450	1,433,291
Sr. Sec’d. Notes	4.250	06/01/29	325	298,790
Sr. Sec’d. Notes	4.625	06/15/28	825	783,384

				12,053,514

Home Builders 1.7%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	675	618,083
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	825	743,060
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	125	121,596
Gtd. Notes	6.750	03/15/25	500	499,767
Gtd. Notes	7.250	10/15/29	3,233	3,235,677
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,325	1,171,658
Gtd. Notes, 144A	6.250	09/15/27	275	266,062
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	1,200	1,074,000
Century Communities, Inc.,
Gtd. Notes, 144A	3.875	08/15/29	800	706,273
KB Home,
Gtd. Notes	4.000	06/15/31	615	536,094
Gtd. Notes(a)	6.875	06/15/27	941	970,495
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	800	761,184
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	3,575	3,199,625
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	1,925	1,846,948
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	400	398,937
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	1,155	1,090,766

				17,240,225

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Household Products/Wares 0.3%

ACCO Brands Corp.,
Gtd. Notes, 144A(a)	4.250%	03/15/29		2,675	$2,371,361
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000	12/31/27		545	526,754

					2,898,115

Housewares 0.1%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.375	02/01/32		1,175	983,913

Insurance 0.0%

Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.900	09/15/44		75	68,125

Internet 0.6%

Prosus NV (China),
Sr. Unsec’d. Notes, 144A	4.193	01/19/32		2,265	1,937,753
United Group BV (Slovenia),
Sr. Sec’d. Notes	3.125	02/15/26	EUR	2,000	2,092,040
Sr. Sec’d. Notes	4.000	11/15/27	EUR	1,000	1,030,867
Sr. Sec’d. Notes	4.625	08/15/28	EUR	500	515,649

					5,576,309

Iron/Steel 0.2%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29		975	983,173
Cleveland-Cliffs, Inc.,
Sr. Sec’d. Notes, 144A	6.750	03/15/26		500	504,135
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	9.250	10/01/28		450	471,938

					1,959,246

Leisure Time 0.5%

Carnival Corp.,
Gtd. Notes, 144A	6.000	05/01/29		225	218,813
Carnival Holdings Bermuda Ltd.,
Gtd. Notes, 144A	10.375	05/01/28		875	954,460

See Notes to Financial Statements.

PGIM Strategic Bond Fund 29

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875%	03/15/26		350	$340,812
Sr. Sec’d. Notes, 144A	5.875	02/15/27		500	494,160
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250	01/15/30		125	130,000
Sr. Unsec’d. Notes, 144A	5.500	08/31/26		950	939,103
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27		350	341,906
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29		1,500	1,443,750

					4,863,004

Lodging 0.8%

Gohl Capital Ltd. (Malaysia),
Gtd. Notes	4.250	01/24/27		1,020	976,722
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.900	08/08/29		255	230,756
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF	4.625	06/15/30		920	890,247
MGM China Holdings Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(a)	4.750	02/01/27		2,160	2,036,475
MGM Resorts International,
Gtd. Notes(a)	4.750	10/15/28		1,500	1,407,745
Gtd. Notes	5.500	04/15/27		250	245,485
Gtd. Notes	5.750	06/15/25		50	49,892
Gtd. Notes	6.750	05/01/25		450	450,493
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	01/15/26		1,600	1,552,064

					7,839,879

Machinery-Diversified 0.0%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A	7.500	01/01/30		175	180,552

Media 2.6%

Altice Finco SA (Luxembourg),
Sec’d. Notes	4.750	01/15/28	EUR	3,125	2,833,604
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32		3,225	2,548,349
Sr. Unsec’d. Notes, 144A	4.250	02/01/31		1,300	1,045,240

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)

CCO Holdings LLC/CCO Holdings Capital Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	4.250%	01/15/34		1,000	$747,866
Sr. Unsec’d. Notes, 144A(a)	5.375	06/01/29		1,350	1,218,408
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	04/01/38		100	85,811
Sr. Sec’d. Notes	5.750	04/01/48		500	415,512
Sr. Sec’d. Notes	6.384	10/23/35		1,515	1,463,725
Sr. Sec’d. Notes	6.484	10/23/45		50	45,664
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31		1,480	1,044,180
Sr. Unsec’d. Notes, 144A	4.625	12/01/30		1,475	821,459
Sr. Unsec’d. Notes, 144A	5.750	01/15/30		4,000	2,351,354
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $4,702,938; purchased 07/18/19 - 09/16/20)(f)	6.625	08/15/27(d)		5,940	347,174
Sec’d. Notes, 144A (original cost $997,283; purchased 02/19/20)(f)	5.375	08/15/26(d)		1,000	59,435
Discovery Communications LLC,
Gtd. Notes	5.200	09/20/47		645	524,645
Gtd. Notes	5.300	05/15/49		2,220	1,810,595
DISH DBS Corp.,
Gtd. Notes	7.375	07/01/28		500	242,893
Gtd. Notes	7.750	07/01/26		4,570	2,874,187
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	6.625	06/01/27		1,875	1,817,721
Sr. Sec’d. Notes, 144A	8.000	08/15/28		625	628,209
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.250	01/15/30	GBP	2,000	2,160,407
Sr. Sec’d. Notes	5.250	05/15/29	GBP	500	577,156

					25,663,594

Mining 1.1%

AngloGold Ashanti Holdings PLC (Australia),
Gtd. Notes(a)	3.375	11/01/28		1,405	1,258,178
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	7.500	04/01/25		1,400	1,385,300
Sec’d. Notes, 144A	9.375	03/01/29		210	217,626
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	5.315	04/14/32		820	789,906

See Notes to Financial Statements.

PGIM Strategic Bond Fund 31

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Hecla Mining Co.,
Gtd. Notes	7.250%	02/15/28	500	$498,974
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT (Indonesia),
Sr. Unsec’d. Notes	6.530	11/15/28	1,710	1,765,951
Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26	1,500	1,395,096
Yamana Gold, Inc. (Canada),
Gtd. Notes	2.630	08/15/31	5,000	4,111,059

				11,422,090

Oil & Gas 4.0%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	1,575	1,587,169
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	3.750	01/15/30	150	135,976
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875	12/15/24(d)	2,950	295
Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	225	214,612
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	1,525	1,524,279
Gtd. Notes, 144A	9.000	11/01/27	1,004	1,272,929
Sr. Unsec’d. Notes, 144A	8.250	12/31/28	825	838,664
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	06/22/25(oo)	3,080	3,035,853
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	475	470,809
Gtd. Notes, 144A	5.875	02/01/29	425	419,949
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	1,100	1,098,174
Civitas Resources, Inc.,
Gtd. Notes, 144A	5.000	10/15/26	1,000	970,802
Gtd. Notes, 144A	8.375	07/01/28	200	209,293
Gtd. Notes, 144A	8.625	11/01/30	200	214,182
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.250	02/15/28	310	324,555
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	6.875	04/29/30	1,000	972,800

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ecopetrol SA (Colombia), (cont’d.)
Sr. Unsec’d. Notes	8.625%	01/19/29		2,105	$2,229,195
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		1,500	1,511,850
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.875	03/30/26		1,222	1,147,727
Sr. Sec’d. Notes, 144A	5.375	03/30/28		1,688	1,513,123
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	1,250	1,309,636
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29		675	657,157
Sr. Unsec’d. Notes, 144A	6.000	02/01/31		675	652,155
Sr. Unsec’d. Notes, 144A	6.250	11/01/28		700	695,600
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A	6.750	06/30/30		990	905,850
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29		1,180	1,150,500
Gtd. Notes, 144A	7.125	02/01/27		550	556,903
Permian Resources Operating LLC,
Gtd. Notes, 144A	8.000	04/15/27		650	670,541
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.625	01/16/34	GBP	730	869,775
Gtd. Notes, EMTN	6.250	12/14/26	GBP	775	976,776
Petroleos Mexicanos (Mexico),
Gtd. Notes	3.625	11/24/25	EUR	500	515,931
Gtd. Notes	4.750	02/26/29	EUR	500	454,644
Gtd. Notes	6.500	03/13/27		3,462	3,228,834
Gtd. Notes	6.500	01/23/29		100	87,598
Gtd. Notes	6.840	01/23/30		400	341,912
Gtd. Notes, EMTN	2.750	04/21/27	EUR	1,000	920,604
Gtd. Notes, EMTN	3.750	11/16/25	GBP	400	463,123
Gtd. Notes, EMTN	4.875	02/21/28	EUR	1,180	1,124,152
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes, 144A	12.000	06/30/27	EUR	2,250	2,630,113
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32		575	522,146
Gtd. Notes	5.375	02/01/29		500	483,619
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25		700	692,125
Gtd. Notes, 144A	8.000	02/01/27		275	267,644

					39,869,574

See Notes to Financial Statements.

PGIM Strategic Bond Fund 33

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers 0.2%

Ball Corp.,
Gtd. Notes	6.000%	06/15/29	1,000	$1,005,387
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28	1,000	931,146
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	100	99,790

				2,036,323

Pharmaceuticals 1.3%

AbbVie, Inc.,
Sr. Unsec’d. Notes(h)	4.050	11/21/39	1,880	1,650,101
Sr. Unsec’d. Notes	4.700	05/14/45	520	479,495
Sr. Unsec’d. Notes	4.750	03/15/45	1,150	1,065,296
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	1,350	1,123,909
Gtd. Notes, 144A	6.125	08/01/28	575	528,876
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	40	22,712
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	1,250	550,000
Gtd. Notes, 144A	5.000	02/15/29	1,100	484,000
Gtd. Notes, 144A	5.250	01/30/30	1,175	505,250
Gtd. Notes, 144A	5.250	02/15/31	4,025	1,730,750
Gtd. Notes, 144A	6.250	02/15/29	1,250	568,750
Gtd. Notes, 144A	7.000	01/15/28	1,225	539,000
Sr. Sec’d. Notes, 144A	4.875	06/01/28	1,075	612,750
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	07/20/45	25	22,761
Mylan, Inc.,
Gtd. Notes	5.400	11/29/43	3,000	2,589,876
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A(a)	5.125	04/30/31	725	620,637

				13,094,163

Pipelines 1.7%

AI Candelaria Spain SA (Colombia),
Sr. Sec’d. Notes, 144A	5.750	06/15/33	1,890	1,489,320
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	01/15/28	2,800	2,744,678

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125%(ff)	05/15/30(oo)	2,900	$2,803,353
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)	655	638,654
Sr. Unsec’d. Notes	5.000	05/15/50	1,280	1,103,680
Sr. Unsec’d. Notes	5.300	04/15/47	5	4,466
Sr. Unsec’d. Notes	6.250	04/15/49	1,340	1,352,019
Enterprise Products Operating LLC,
Gtd. Notes, Series D, 3 Month SOFR + 3.248%	8.573(c)	08/16/77	200	198,908
ONEOK, Inc.,
Gtd. Notes	4.950	07/13/47	25	21,521
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	1,600	1,450,489
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	1,485	1,440,465
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	225	221,652
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	1,250	1,187,315
Gtd. Notes, 144A(a)	6.000	12/31/30	2,150	2,001,197
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.900	01/15/45	76	66,939

				16,724,656

Real Estate 0.8%

Agile Group Holdings Ltd. (China),
Sr. Sec’d. Notes	6.050	10/13/25	2,085	265,838
Arabian Centres Sukuk Ltd. (Saudi Arabia),
Gtd. Notes, 144A	5.375	11/26/24	1,655	1,644,987
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	4,000	3,555,900
Gtd. Notes, 144A	5.375	08/01/28	920	868,397
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	2,000	1,830,678

				8,165,800

Real Estate Investment Trusts (REITs) 0.9%

Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.050	07/01/30	1,590	1,460,096
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	2,000	1,517,958

See Notes to Financial Statements.

PGIM Strategic Bond Fund 35

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Diversified Healthcare Trust, (cont’d.)
Gtd. Notes	9.750%	06/15/25	225	$224,086
Sr. Unsec’d. Notes	4.750	02/15/28	1,750	1,394,219
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	745	734,716
Healthpeak OP LLC,
Gtd. Notes	2.875	01/15/31	505	429,455
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes(a)	5.000	10/15/27	950	776,099
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25	1,500	1,507,722
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26	345	330,420
Gtd. Notes, 144A	4.500	09/01/26	75	72,473
Gtd. Notes, 144A	4.625	06/15/25	440	432,490
Gtd. Notes, 144A	4.625	12/01/29	285	265,336

				9,145,070

Retail 1.4%

1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	4.000	10/15/30	1,350	1,181,250
AutoNation, Inc.,
Sr. Unsec’d. Notes	4.750	06/01/30	1,880	1,787,370
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24	2,900	2,878,250
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A	3.375	01/15/32	2,855	2,192,854
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30	900	794,630
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	825	697,308
Gtd. Notes, 144A	3.875	10/01/31	750	603,707
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	1,675	1,674,606
Gtd. Notes	6.750	03/01/32	250	249,048
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	1,850	1,823,376

				13,882,399

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Semiconductors 0.1%

NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes	3.150%	05/01/27		675	$633,839
Gtd. Notes	3.400	05/01/30		875	782,372

					1,416,211

Telecommunications 2.9%

Altice France SA (France),
Sr. Sec’d. Notes	3.375	01/15/28	EUR	1,650	1,445,907
AT&T, Inc.,
Sr. Unsec’d. Notes	3.550	09/15/55		1,250	851,628
Sr. Unsec’d. Notes	3.800	12/01/57		781	551,085
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1A14, 144A (original cost $38,276; purchased 11/14/23)^(f)	0.000	12/31/30		34	38,276
Sr. Sec’d. Notes, Series 1B14, 144A (original cost $14; purchased 11/14/23)^(f)	0.000	12/31/30		145	—
Sr. Sec’d. Notes, Series 3A14, 144A (original cost $1,960; purchased 11/14/23)^(f)	0.000	12/31/30		1	1,960
Sr. Sec’d. Notes, Series 3B14, 144A (original cost $8; purchased 11/14/23)^(f)	0.000	12/31/30		84	—
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL US LLC (Jamaica),
Sr. Sec’d. Notes, Cash coupon 9.000% and PIK 1.500% (original cost $7,550,811; purchased 01/29/24 - 01/30/24)(f)	12.000	05/25/27		8,173	8,007,262
Digicel MidCo Ltd./DIFL US II LLC (Jamaica),
Sr. Unsec’d. Notes, PIK 10.500% (original cost $1,634,222; purchased 01/30/24)(f)	10.500	11/25/28		2,532	2,025,557
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A	6.500	03/15/30		2,800	2,598,960
Level 3 Financing, Inc.,
Gtd. Notes, 144A	4.250	07/01/28		175	107,625
Gtd. Notes, 144A	4.625	09/15/27		75	48,375
Sr. Sec’d. Notes, 144A	3.400	03/01/27		175	178,500
Sr. Sec’d. Notes, 144A	10.500	05/15/30		645	663,732
Millicom International Cellular SA (Guatemala),
Sr. Unsec’d. Notes, 144A	4.500	04/27/31		720	621,864
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32		3,000	3,625,239

See Notes to Financial Statements.

PGIM Strategic Bond Fund 37

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

TalkTalk Telecom Group Ltd. (United Kingdom),
Gtd. Notes	3.875%	02/20/25	GBP	4,900	$5,653,306
T-Mobile USA, Inc.,
Gtd. Notes	4.375	04/15/40		1,850	1,621,668
Total Play Telecomunicaciones SA de CV (Mexico),
Gtd. Notes, 144A	6.375	09/20/28		1,710	706,230

					28,747,174

Transportation 0.2%

GN Bondco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31		1,375	1,361,135
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes	5.875	07/05/34		87	85,823
XPO, Inc.,
Gtd. Notes, 144A	7.125	02/01/32		255	259,047

					1,706,005

TOTAL CORPORATE BONDS (cost $570,514,112)					508,189,696

FLOATING RATE AND OTHER LOANS 2.2%

Auto Parts & Equipment 0.0%

Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	10.169(c)	11/17/28		419	391,112

Commercial Services 0.0%

Adtalem Global Education, Inc.,	8.826(c)	08/12/28		422	422,848
2024 Repricing Term Loan, 1 Month SOFR + 3.500%

Computers 0.2%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.178(c)	03/01/29		1,896	1,883,258

Cosmetics/Personal Care 0.5%

Rainbow Midco Ltd. (United Kingdom),
Term Loan, 3 Month EURIBOR + 7.750%^	19.407(c)	02/22/30	EUR	4,377	4,721,025

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 0.1%

Asurion LLC,
New B-09 Term Loan, 1 Month SOFR + 3.364%	8.691%(c)	07/31/27		632	$621,966
New B-11 Term Loan, 1 Month SOFR + 4.350%	9.676(c)	08/21/28		700	695,217

					1,317,183

Media 0.2%

CSC Holdings LLC, 2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.818(c)	01/18/28		830	805,425
September 2019 Term Loan, 1 Month LIBOR + 2.500%	7.932(c)	04/15/27		874	816,430
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	13.423(c)	05/25/26		89	86,127
Second Lien Term Loan	8.175	08/24/26(d)		2,332	126,339

					1,834,321

Metal Fabricate/Hardware 0.2%

Tank Holding Corp., 2023 Incremental Term Loan, 1 Month SOFR + 6.100%	11.426(c)	03/31/28		222	220,097
Delayed Draw Term Commitment, 1 Month SOFR + 6.100%	11.424(c)	03/31/28		43	42,688
Term Loan, 1 Month SOFR + 5.850%	11.176(c)	03/31/28		1,748	1,735,262

					1,998,047

Real Estate Investment Trusts (REITs) 0.1%

Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month SOFR + 2.364%	7.691(c)	04/23/26		750	744,857

Retail 0.7%

EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000%	10.925(c)	04/30/27	EUR	5,890	5,904,383
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.191(c)	03/06/28		645	644,821

					6,549,204

See Notes to Financial Statements.

PGIM Strategic Bond Fund 39

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications 0.2%

Digicel International Finance, Ltd. (Jamaica),
Initial Term Loan, 3 Month SOFR + 6.750%	12.063%(c)	05/29/27	1,643	$1,552,688
Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%	7.191(c)	03/01/27	150	146,250
Lumen Technologies, Inc.,
Term B Loan, 1 Month SOFR + 2.364%	7.691(c)	03/15/27	60	43,261
Term Loan	— (p)	06/01/28	23	21,312

				1,763,511

TOTAL FLOATING RATE AND OTHER LOANS (cost $23,555,324)				21,625,366

MUNICIPAL BONDS 0.8%

Illinois 0.1%

State of Illinois,
General Obligation Unlimited, Taxable(a)	5.100	06/01/33	1,210	1,191,942

Puerto Rico 0.7%

Commonwealth of Puerto Rico,
General Obligation, Sub-Series C	0.000(cc)	11/01/43	11,393	6,637,931
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1	4.750	07/01/53	240	238,147
Revenue Bonds, Restructured, Series A-1	5.000	07/01/58	255	256,283

				7,132,361

TOTAL MUNICIPAL BONDS (cost $8,219,198)				8,324,303

RESIDENTIAL MORTGAGE-BACKED SECURITIES 4.4%

Bayview Financing Trust,
Series 2023-01F, Class A, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 4.000%) ^	9.320(c)	07/01/26	824	824,465
Bellemeade Re Ltd.,
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)	6.722(c)	09/25/31	900	898,566

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Connecticut Avenue Securities Trust,
Series 2020-R01, Class 1M2, 144A, 30 Day Average SOFR + 2.164% (Cap N/A, Floor 0.000%)	7.486%(c)	01/25/40	704	$712,576
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	8.422(c)	10/25/41	1,220	1,246,694
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	11.572(c)	03/25/42	1,000	1,108,849
Series 2022-R04, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	8.422(c)	03/25/42	1,000	1,039,084
Series 2022-R07, Class 1B1, 144A, 30 Day Average SOFR + 6.800% (Cap N/A, Floor 0.000%)	12.121(c)	06/25/42	500	563,703
Series 2022-R08, Class 1B1, 144A, 30 Day Average SOFR + 5.600% (Cap N/A, Floor 5.600%)	10.922(c)	07/25/42	500	544,658
Series 2022-R08, Class 1M2, 144A, 30 Day Average SOFR + 3.600% (Cap N/A, Floor 3.600%)	8.922(c)	07/25/42	635	670,913
Series 2023-R01, Class 1M2, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)	9.071(c)	12/25/42	300	320,930
Series 2023-R08, Class 1M2, 144A, 30 Day Average SOFR + 2.500% (Cap N/A, Floor 0.000%)	7.822(c)	10/25/43	650	667,325
Fannie Mae Interest Strips,
Series 422, Class C7, IO	3.500	11/25/35	2,871	350,696
Fannie Mae REMIC,
Series 2018-80, Class GC	3.500	10/25/48	1,500	1,247,681
FHLMC Structured Agency Credit Risk REMIC Trust, Series 2020-DNA04, Class B1, 144A, 30 Day Average SOFR + 6.114% (Cap N/A, Floor 0.000%)	11.436(c)	08/25/50	1,217	1,380,235
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	10.122(c)	10/25/50	630	709,746
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	8.122(c)	10/25/50	113	114,861
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	8.322(c)	12/25/50	3,240	3,394,816

See Notes to Financial Statements.

PGIM Strategic Bond Fund 41

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2020-HQA04, Class B1, 144A, 30 Day Average SOFR + 5.364% (Cap N/A, Floor 0.000%)	10.686%(c)	09/25/50	917	$1,005,703
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	8.722(c)	08/25/33	6,250	6,777,450
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	8.822(c)	10/25/33	100	109,767
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	7.422(c)	10/25/33	200	202,496
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	8.372(c)	01/25/34	2,320	2,442,593
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)	7.122(c)	11/25/41	310	312,226
Series 2022-DNA01, Class M1B, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 0.000%)	7.172(c)	01/25/42	390	391,210
Series 2022-DNA02, Class M1B, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)	7.722(c)	02/25/42	700	714,584
Series 2022-DNA04, Class M1B, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	8.672(c)	05/25/42	700	735,628
Government National Mortgage Assoc.,
Series 2016-69, Class B	3.000	05/20/46	3,115	2,710,111
Series 2019-137, Class IO, IO	3.000	11/20/49	4,215	663,577
Series 2019-159, Class IJ, IO	3.500	12/20/49	733	138,524
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 30 Day Average SOFR + 1.764% (Cap N/A, Floor 0.000%)	7.086(c)	05/25/29	138	137,961
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)	6.185(c)	01/25/48	88	85,049
Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	8.222(c)	04/25/34	3,900	3,951,251
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month SOFR + 3.864% (Cap N/A, Floor 2.750%)	9.193(c)	05/30/25	2,959	2,960,713

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
PNMAC GMSR Issuer Trust, Series 2018-GT02, Class A, 144A, 1 Month SOFR + 3.515% (Cap N/A, Floor 0.115%)	8.836%(c)	08/25/25		850		$854,059
Radnor Re Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	9.022(c)	11/25/31		3,700		3,783,885
TFS (Spain),
Series 2018-03^	0.000(s)	04/16/40	EUR	—	(r)	1

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $42,889,787)						43,772,586

SOVEREIGN BONDS 3.5%
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333	02/15/28		1,212		1,192,947
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	7.500	02/02/34		1,410		1,426,370
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		1,635		1,581,486
Sr. Unsec’d. Notes, 144A	5.950	01/25/27		1,740		1,736,329
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	120		140,317
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	1,080		1,074,828
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	615		525,765
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	135		137,657
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	380		411,098
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A	5.750	12/31/32		87		81,459
Sr. Unsec’d. Notes, 144A	7.625	01/30/33		1,865		1,806,719
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24		200		196,182
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24		200		199,849
Lembaga Pembiayaan Ekspor Indonesia (Indonesia),
Sr. Unsec’d. Notes, EMTN	3.875	04/06/24		801		799,646

See Notes to Financial Statements.

PGIM Strategic Bond Fund 43

Schedule of Investments (continued)

as of February 29, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes	8.250%	04/15/24		2,200	$2,175,492
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.875	10/17/29		1,000	880,085
Sr. Unsec’d. Notes, MTN(a)	5.375	06/15/33		3,300	3,227,865
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	5.000	09/27/26	EUR	3,800	4,194,931
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	4,453	4,617,403
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	1,095	995,232
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR	1,006	796,262
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		508	400,604
Sr. Unsec’d. Notes, 144A	6.250	05/26/28		425	431,643
Turkiye Government International Bond (Turkey),
Sr. Unsec’d. Notes	7.625	05/15/34		3,130	3,118,262
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	4.375	01/27/32(d)	EUR	1,140	295,251
Sr. Unsec’d. Notes	7.750	09/01/24(d)		100	30,900
Sr. Unsec’d. Notes	7.750	09/01/26(d)		430	128,979
Sr. Unsec’d. Notes	8.994	02/01/26(d)		200	63,962
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	1,355	350,934
Sr. Unsec’d. Notes, 144A	7.750	09/01/24(d)		3,550	1,096,950
Sr. Unsec’d. Notes, 144A	7.750	09/01/25(d)		520	158,860
Sr. Unsec’d. Notes, 144A	8.994	02/01/26(d)		650	207,877

TOTAL SOVEREIGN BONDS (cost $41,545,541)					34,482,144

U.S. GOVERNMENT AGENCY OBLIGATIONS 17.3%
Federal Home Loan Mortgage Corp.	2.500	03/01/51		1,918	1,588,828
Federal Home Loan Mortgage Corp.	2.500	07/01/51		1,521	1,254,636
Federal Home Loan Mortgage Corp.	2.500	07/01/51		2,092	1,726,899
Federal Home Loan Mortgage Corp.	2.500	08/01/51		2,781	2,293,596
Federal Home Loan Mortgage Corp.(kk)	4.500	10/01/52		10,159	9,618,696
Federal National Mortgage Assoc.	1.500	07/01/51		3,623	2,709,242
Federal National Mortgage Assoc.	2.500	06/01/50		2,880	2,389,340
Federal National Mortgage Assoc.	2.500	03/01/51		2,997	2,480,444
Federal National Mortgage Assoc.	2.500	07/01/51		1,745	1,440,882
Federal National Mortgage Assoc.	3.000	TBA(tt)		60,500	51,740,626
Federal National Mortgage Assoc.	3.500	TBA(tt)		2,500	2,223,904
Federal National Mortgage Assoc.	3.500	TBA		59,000	52,521,016
Federal National Mortgage Assoc.	4.000	TBA		10,000	9,204,439

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.000%	05/01/52	2,523	$2,322,479
Federal National Mortgage Assoc.	5.500	TBA(tt)	26,500	26,213,079
Government National Mortgage Assoc.	2.500	03/20/51	2,649	2,245,689

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $173,471,307)				171,973,795

U.S. TREASURY OBLIGATIONS 4.1%
U.S. Treasury Bonds(h)(k)(kk)	2.250	05/15/41	18,120	13,230,432
U.S. Treasury Bonds	2.375	02/15/42	4,989	3,667,695
U.S. Treasury Bonds	3.125	02/15/43	4,825	3,960,269
U.S. Treasury Bonds(h)(k)(kk)	3.375	11/15/48	4,670	3,879,019
U.S. Treasury Strips Coupon	1.450(s)	08/15/42	305	128,088
U.S. Treasury Strips Coupon(k)	1.912(s)	08/15/40	13,050	6,064,682
U.S. Treasury Strips Coupon	1.960(s)	05/15/41	785	350,429
U.S. Treasury Strips Coupon(k)	2.056(s)	11/15/38	110	56,474
U.S. Treasury Strips Coupon(k)	2.208(s)	05/15/39	1,070	534,164
U.S. Treasury Strips Coupon(k)	2.340(s)	02/15/43	7,190	2,952,394
U.S. Treasury Strips Coupon	2.341(s)	02/15/40	5,135	2,457,980
U.S. Treasury Strips Coupon	2.395(s)	11/15/43	502	198,682
U.S. Treasury Strips Coupon(k)	2.423(s)	11/15/40	640	292,900
U.S. Treasury Strips Coupon(kk)	2.437(s)	05/15/44	2,230	862,905
U.S. Treasury Strips Coupon	3.048(s)	11/15/41	1,105	481,711
U.S. Treasury Strips Coupon(h)	3.081(s)	08/15/41	1,295	571,318
U.S. Treasury Strips Coupon	4.650(s)	02/15/41	230	104,120
U.S. Treasury Strips Coupon	4.809(s)	02/15/42	75	32,273
U.S. Treasury Strips Coupon	4.924(s)	02/15/49	650	207,010
U.S. Treasury Strips Coupon	5.356(s)	05/15/40	325	153,270
U.S. Treasury Strips Principal	2.060(s)	11/15/44	1,145	450,441

TOTAL U.S. TREASURY OBLIGATIONS (cost $54,206,330)				40,636,256

			Shares

COMMON STOCKS 0.6%

Chemicals 0.2%
TPC Group, Inc.*^			70,274	1,967,672

Electric Utilities 0.0%
GenOn Energy Holdings, Inc. (Class A Stock)*^			677	3,385

See Notes to Financial Statements.

PGIM Strategic Bond Fund 45

Schedule of Investments (continued)

as of February 29, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Gas Utilities 0.1%

Ferrellgas Partners LP (Class B Stock) (original cost $484,969; purchased 07/29/20)(f)	5,838	$967,113

Independent Power & Renewable Electricity Producers 0.1%

Vistra Corp.	10,516	573,543

Oil, Gas & Consumable Fuels 0.1%

Chesapeake Energy Corp.	11,102	919,024

Wireless Telecommunication Services 0.1%

Digicel International Finance Ltd. (Jamaica) (original cost $140,548; purchased 01/29/24 - 01/30/24)*^(f)	116,510	210,883
Intelsat Emergence SA (Luxembourg)*	44,407	1,217,040

		1,427,923

TOTAL COMMON STOCKS (cost $2,598,108)		5,858,660

PREFERRED STOCKS 0.4%

Electronic Equipment, Instruments & Components 0.4%

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31 (original cost $3,925,000; purchased 03/29/21)^(f)	3,925	3,925,000

Wireless Telecommunication Services 0.0%

Digicel International Finance Ltd. (Jamaica) (original cost $324,760; purchased 01/26/24 - 01/29/24)*^(f)	37,376	373,760

TOTAL PREFERRED STOCKS (cost $4,132,010)		4,298,760

TOTAL LONG-TERM INVESTMENTS (cost $1,202,062,665)		1,093,804,597

SHORT-TERM INVESTMENTS 5.8%

AFFILIATED MUTUAL FUNDS 5.8%
PGIM Core Government Money Market Fund (7-day effective yield 5.545%)(wb)	30,114,493	30,114,493

See Notes to Financial Statements.

46

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (7-day effective yield 5.683%) (cost $27,789,742; includes $27,645,553 of cash collateral for securities on loan)(b)(wb)	27,826,383	$27,815,252

TOTAL AFFILIATED MUTUAL FUNDS (cost $57,904,235)		57,929,745

OPTIONS PURCHASED*~ 0.0% (cost $210,076)		174,524

TOTAL SHORT-TERM INVESTMENTS (cost $58,114,311)		58,104,269

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 115.7% (cost $1,260,176,976)		1,151,908,866

OPTIONS WRITTEN*~ (0.0)% (premiums received $643,624)		(574,416)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 115.7% (cost $1,259,533,352)		1,151,334,450

Liabilities in excess of other assets(z) (15.7)%		(155,989,037)

NET ASSETS 100.0%		$995,345,413

Below is a list of the abbreviation(s) used in the annual report:

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

See Notes to Financial Statements.

PGIM Strategic Bond Fund 47

Schedule of Investments (continued)

as of February 29, 2024

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BNYM—Bank of New York Mellon

BOA—Bank of America, N.A.

CDX—Credit Derivative Index

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

COP—Certificates of Participation

DAC—Designated Activity Company

DB—Deutsche Bank AG

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

iBoxx—Bond Market Indices

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JPM—JPMorgan Chase Bank N.A.

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

MUNIPSA—Municipal Swap Weekly Yield Index

OJSC—Open Joint-Stock Company

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

S—Semiannual payment frequency for swaps

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

T—Swap payment upon termination

TBA—To Be Announced

TD—The Toronto-Dominion Bank

UAG—UBS AG

UBS—UBS Securities LLC

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

48

~

See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $18,994,518 and 1.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $27,070,625; cash collateral of $27,645,553 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 29, 2024.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of February 29, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $40,594,081. The aggregate value of $34,190,316 is 3.4% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $89,500,000 is 9.0% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at February 29, 2024:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Tank Holding Corp., Delayed Draw Term Commitment, 1.000%, Maturity Date 03/31/28 (cost $52,113)	53	$52,272	$159	$—

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs MXN	Call	MSI	03/25/24	20.50	—	EUR	1,489	$ 89

See Notes to Financial Statements.

PGIM Strategic Bond Fund 49

Schedule of Investments (continued)

as of February 29, 2024

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs PLN	Call	DB	03/01/24	4.70	—	EUR	1,506	$ —
Currency Option EUR vs PLN	Call	DB	03/25/24	4.60	—	EUR	1,484	94
Currency Option EUR vs PLN	Call	DB	03/25/24	4.60	—	EUR	1,488	94
Currency Option USD vs BRL	Call	MSI	03/26/24	5.75	—		742	22
Currency Option USD vs CNH	Call	MSI	04/02/24	7.25	—		3,021	2,689
Currency Option USD vs COP	Call	MSI	03/01/24	4,700.00	—		3,011	—
Currency Option USD vs COP	Call	MSI	04/02/24	4,500.00	—		1,488	270
Currency Option USD vs MXN	Call	DB	03/04/24	20.50	—		1,487	—
Currency Option USD vs MXN	Call	DB	03/25/24	20.00	—		1,488	67
Currency Option USD vs MXN	Call	HSBC	03/25/24	20.00	—		1,488	67
Currency Option USD vs ZAR	Call	DB	03/01/24	21.50	—		1,475	—
Currency Option USD vs ZAR	Call	CITI	06/25/24	19.80	—		3,711	87,658
Currency Option USD vs BRL	Put	MSI	03/26/24	4.25	—		3,681	—
Currency Option USD vs CLP	Put	DB	03/01/24	800.00	—		744	—
Currency Option USD vs CLP	Put	DB	03/08/24	850.00	—		744	—
Currency Option USD vs CLP	Put	MSI	03/08/24	860.00	—		740	—
Currency Option USD vs CNH	Put	MSI	04/02/24	6.50	—		3,021	25
Currency Option USD vs COP	Put	DB	03/04/24	3,400.00	—		1,487	—
Currency Option USD vs COP	Put	DB	03/04/24	3,500.00	—		1,487	—
Currency Option USD vs COP	Put	MSI	03/07/24	3,200.00	—		3,004	—
Currency Option USD vs COP	Put	DB	03/21/24	3,500.00	—		1,487	5
Currency Option USD vs ILS	Put	MSI	03/22/24	3.30	—		1,484	72

See Notes to Financial Statements.

50

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs KRW	Put	MSI	03/13/24	1,220.00	—	1,491	$ —
Currency Option USD vs ZAR	Put	MSI	03/14/24	16.00	—	1,483	—
Currency Option USD vs ZAR	Put	JPM	03/14/24	19.25	—	1,483	15,543
Currency Option USD vs ZAR	Put	JPM	03/26/24	17.00	—	1,489	9
Currency Option USD vs ZAR	Put	JPM	03/29/24	16.00	—	1,483	—
Currency Option USD vs ZAR	Put	CITI	06/25/24	15.00	—	3,711	199

Total OTC Traded (cost $142,430)							$106,903

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.EUR.40.V1, 12/20/28	Put	MSI	06/19/24	0.70%	iTraxx.EUR.40. V1(Q)	1.00%(Q)	EUR	50,180	$67,621

(cost $67,646)
Total Options Purchased (cost $210,076)									$174,524

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs MXN	Call	MSI	03/25/24	18.60	—	EUR	1,489	$ (8,235)
Currency Option EUR vs PLN	Call	DB	03/25/24	4.32	—	EUR	1,484	(9,328)
Currency Option EUR vs PLN	Call	DB	03/25/24	4.32	—	EUR	1,488	(9,353)
Currency Option USD vs BRL	Call	MSI	03/26/24	5.05	—		742	(3,806)
Currency Option USD vs COP	Call	MSI	04/02/24	4,000.00	—		1,488	(12,425)
Currency Option USD vs MXN	Call	DB	03/04/24	17.30	—		1,487	(414)
Currency Option USD vs MXN	Call	DB	03/25/24	17.20	—		1,488	(9,225)

See Notes to Financial Statements.

PGIM Strategic Bond Fund 51

Schedule of Investments (continued)

as of February 29, 2024

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs MXN	Call	HSBC	03/25/24	17.20	—	1,488	$ (9,225)
Currency Option USD vs ZAR	Call	DB	03/01/24	18.80	—	1,475	(30,191)
Currency Option USD vs BRL	Put	MSI	03/26/24	5.10	—	3,681	(96,028)
Currency Option USD vs CLP	Put	DB	03/08/24	960.00	—	744	(3,439)
Currency Option USD vs CLP	Put	MSI	03/08/24	960.00	—	740	(3,421)
Currency Option USD vs CNH	Put	MSI	04/02/24	7.10	—	3,021	(2,246)
Currency Option USD vs COP	Put	DB	03/04/24	3,950.00	—	1,487	(12,049)
Currency Option USD vs COP	Put	MSI	03/07/24	4,100.00	—	3,004	(129,906)
Currency Option USD vs COP	Put	DB	03/21/24	3,900.00	—	1,487	(8,763)
Currency Option USD vs ILS	Put	MSI	03/22/24	3.60	—	1,484	(21,324)
Currency Option USD vs KRW	Put	MSI	03/13/24	1,320.00	—	1,491	(1,860)
Currency Option USD vs ZAR	Put	MSI	03/14/24	19.25	—	1,483	(15,543)
Currency Option USD vs ZAR	Put	JPM	03/26/24	19.00	—	1,489	(10,997)
Currency Option USD vs ZAR	Put	JPM	03/29/24	19.50	—	1,483	(32,250)
Currency Option USD vs ZAR	Put	CITI	06/25/24	18.80	—	3,711	(67,216)

Total OTC Traded (premiums received $562,400)							$(497,244)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.41.V1, 12/20/28	Put	JPM	06/20/24	0.65%	1.00%(Q)	CDX.NA.IG.41. V1(Q)	65,240	$(77,124)
GS_21-PJA††^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	44,920	(48)

Total OTC Swaptions (premiums received $81,224)								$(77,172)

Total Options Written (premiums received $643,624)								$(574,416)

See Notes to Financial Statements.

52

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at February 29, 2024	Unrealized Appreciation (Depreciation)
CDX.NA.IG.41.V1, 12/20/28	Put	04/17/24	0.60%	CDX.NA.IG.41. V1(Q)	1.00%(Q)	170,000	$96,173	$(114,627)

(cost $210,800)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at February 29, 2024	Unrealized Appreciation (Depreciation)
CDX.NA.IG.41.V1, 12/20/28	Call	04/17/24	0.53%	CDX.NA.IG.41. V1(Q)	1.00%(Q)	170,000	$(169,934)	$(44,134)
CDX.NA.IG.41.V1, 12/20/28	Put	04/17/24	0.70%	1.00%(Q)	CDX.NA.IG.41. V1(Q)	170,000	(40,225)	46,475

Total Centrally Cleared Swaptions (premiums received $212,500)							$(210,159)	$2,341

Futures contracts outstanding at February 29, 2024:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
315	3 Month CME SOFR	Mar. 2024	$74,534,906	$64,234
799	2 Year U.S. Treasury Notes	Jun. 2024	163,595,250	(60,140)
771	5 Year U.S. Treasury Notes	Jun. 2024	82,424,719	(20,274)
634	10 Year U.S. Treasury Notes	Jun. 2024	70,017,375	66,691
461	10 Year U.S. Ultra Treasury Notes	Jun. 2024	52,633,237	258,801

				309,312

Short Positions:
225	5 Year Euro-Bobl	Mar. 2024	28,262,380	267,828
56	10 Year Euro-Bund	Mar. 2024	8,028,615	11,049
392	20 Year U.S. Treasury Bonds	Jun. 2024	46,746,000	(476,405)
141	30 Year U.S. Ultra Treasury Bonds	Jun. 2024	18,030,375	(80,109)
34	Euro Schatz Index	Mar. 2024	3,863,968	26,246

				(251,391)

				$57,921

See Notes to Financial Statements.

PGIM Strategic Bond Fund 53

Schedule of Investments (continued)

as of February 29, 2024

Forward foreign currency exchange contracts outstanding at February 29, 2024:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 04/02/24	CITI	BRL	3,714	$745,000	$744,535	$—	$(465)
Expiring 04/02/24	DB	BRL	40,680	8,215,687	8,155,634	—	(60,053)
Chilean Peso,
Expiring 03/04/24	MSI	CLP	2,062,060	2,265,999	2,134,062	—	(131,937)
Expiring 03/20/24	DB	CLP	714,385	753,000	738,727	—	(14,273)
Expiring 03/20/24	MSI	CLP	2,103,941	2,352,744	2,175,630	—	(177,114)
Chinese Renminbi,
Expiring 04/24/24	HSBC	CNH	18,683	2,614,000	2,601,776	—	(12,224)
Expiring 04/24/24	JPM	CNH	19,135	2,663,000	2,664,728	1,728	—
Colombian Peso,
Expiring 03/20/24	CITI	COP	5,192,405	1,287,959	1,318,446	30,487	—
Expiring 03/20/24	GSI	COP	6,799,292	1,666,085	1,726,464	60,379	—
Expiring 03/20/24	GSI	COP	6,745,329	1,664,137	1,712,762	48,625	—
Czech Koruna,
Expiring 04/19/24	MSI	CZK	7,505	329,125	319,951	—	(9,174)
Euro,
Expiring 04/19/24	BARC	EUR	1,939	2,085,278	2,099,712	14,434	—
Expiring 04/19/24	CITI	EUR	12,364	13,489,215	13,390,697	—	(98,518)
Indian Rupee,
Expiring 03/20/24	CITI	INR	363,055	4,339,255	4,375,009	35,754	—
Expiring 03/20/24	HSBC	INR	214,946	2,581,000	2,590,214	9,214	—
Expiring 03/20/24	HSBC	INR	175,198	2,111,000	2,111,235	235	—
Expiring 03/20/24	MSI	INR	211,953	2,538,000	2,554,156	16,156	—
Expiring 03/20/24	MSI	INR	155,433	1,867,000	1,873,058	6,058	—
Expiring 03/20/24	UAG	INR	363,055	4,339,239	4,375,008	35,769	—
Indonesian Rupiah,
Expiring 03/20/24	BOA	IDR	38,797,221	2,493,795	2,468,964	—	(24,831)
Expiring 03/20/24	BOA	IDR	28,574,657	1,825,740	1,818,424	—	(7,316)
Expiring 03/20/24	HSBC	IDR	35,418,512	2,253,000	2,253,951	951	—
Expiring 03/20/24	HSBC	IDR	35,091,511	2,239,000	2,233,141	—	(5,859)
Expiring 03/20/24	HSBC	IDR	31,738,536	2,034,000	2,019,766	—	(14,234)
Expiring 03/20/24	JPM	IDR	15,330,160	983,000	975,575	—	(7,425)
Expiring 03/20/24	SCB	IDR	32,369,809	2,081,000	2,059,939	—	(21,061)
Israeli Shekel,
Expiring 03/20/24	BOA	ILS	5,061	1,369,809	1,417,241	47,432	—
Expiring 03/20/24	CITI	ILS	5,998	1,620,000	1,679,827	59,827	—
Japanese Yen,
Expiring 04/19/24	BOA	JPY	303,310	2,124,837	2,039,559	—	(85,278)
Mexican Peso,
Expiring 03/20/24	BOA	MXN	30,006	1,750,000	1,754,869	4,869	—
Expiring 03/20/24	HSBC	MXN	59,407	3,397,687	3,474,312	76,625	—
Expiring 03/20/24	JPM	MXN	27,188	1,576,000	1,590,049	14,049	—

See Notes to Financial Statements.

54

Forward foreign currency exchange contracts outstanding at February 29, 2024 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/20/24	JPM	MXN	25,483	$1,496,000	$1,490,309	$—	$(5,691)
Expiring 03/20/24	MSI	MXN	50,912	2,973,999	2,977,498	3,499	—
Expiring 03/20/24	MSI	MXN	12,842	743,000	751,067	8,067	—
Expiring 03/20/24	TD	MXN	25,819	1,467,000	1,509,958	42,958	—
New Taiwanese Dollar,
Expiring 03/20/24	CITI	TWD	71,393	2,260,000	2,257,116	—	(2,884)
Expiring 03/20/24	GSI	TWD	76,158	2,411,000	2,407,756	—	(3,244)
Expiring 03/20/24	SCB	TWD	126,773	4,027,000	4,007,947	—	(19,053)
Expiring 03/20/24	SCB	TWD	89,764	2,844,000	2,837,908	—	(6,092)
New Zealand Dollar,
Expiring 04/19/24	CITI	NZD	2,506	1,541,656	1,525,894	—	(15,762)
Peruvian Nuevo Sol,
Expiring 03/20/24	BARC	PEN	5,452	1,436,000	1,440,988	4,988	—
Expiring 03/20/24	BARC	PEN	5,330	1,408,845	1,408,898	53	—
Expiring 03/20/24	BNP	PEN	1,097	292,072	289,875	—	(2,197)
Expiring 03/20/24	CITI	PEN	2,401	629,000	634,635	5,635	—
Expiring 03/20/24	MSI	PEN	3,794	1,005,819	1,002,693	—	(3,126)
Philippine Peso,
Expiring 03/20/24	BOA	PHP	131,410	2,350,000	2,339,394	—	(10,606)
Expiring 03/20/24	BOA	PHP	130,391	2,328,000	2,321,265	—	(6,735)
Expiring 03/20/24	CITI	PHP	141,255	2,510,000	2,514,669	4,669	—
Expiring 03/20/24	CITI	PHP	130,551	2,339,000	2,324,113	—	(14,887)
Expiring 03/20/24	HSBC	PHP	98,284	1,761,000	1,749,682	—	(11,318)
Expiring 03/20/24	JPM	PHP	137,174	2,467,000	2,442,010	—	(24,990)
Expiring 03/20/24	MSI	PHP	144,224	2,569,000	2,567,513	—	(1,487)
Expiring 03/20/24	MSI	PHP	125,855	2,243,000	2,240,504	—	(2,496)
Expiring 03/20/24	SCB	PHP	160,570	2,873,000	2,858,514	—	(14,486)
Expiring 03/20/24	SCB	PHP	159,401	2,830,000	2,837,707	7,707	—
Expiring 03/20/24	SCB	PHP	133,339	2,378,000	2,373,736	—	(4,264)
Polish Zloty,
Expiring 04/19/24	GSI	PLN	4,105	1,012,784	1,027,487	14,703	—
Expiring 04/19/24	HSBC	PLN	7,692	1,906,964	1,925,261	18,297	—
Expiring 04/19/24	JPM	PLN	2,384	589,216	596,723	7,507	—
Singapore Dollar,
Expiring 03/20/24	BARC	SGD	858	638,000	637,945	—	(55)
Expiring 03/20/24	BNYM	SGD	648	489,000	482,320	—	(6,680)
Expiring 03/20/24	CITI	SGD	3,763	2,801,000	2,798,721	—	(2,279)
Expiring 03/20/24	CITI	SGD	1,998	1,510,000	1,486,227	—	(23,773)
Expiring 03/20/24	CITI	SGD	1,994	1,503,000	1,483,194	—	(19,806)
Expiring 03/20/24	CITI	SGD	905	676,000	673,430	—	(2,570)
Expiring 03/20/24	HSBC	SGD	2,920	2,209,000	2,172,143	—	(36,857)
Expiring 03/20/24	JPM	SGD	2,960	2,206,000	2,201,815	—	(4,185)

See Notes to Financial Statements.

PGIM Strategic Bond Fund 55

Schedule of Investments (continued)

as of February 29, 2024

Forward foreign currency exchange contracts outstanding at February 29, 2024 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 03/20/24	MSI	SGD	3,167	$2,360,000	$2,355,529	$—	$(4,471)
South African Rand,
Expiring 03/20/24	CITI	ZAR	29,575	1,568,871	1,539,364	—	(29,507)
Expiring 03/20/24	CITI	ZAR	25,584	1,339,272	1,331,667	—	(7,605)
Expiring 03/20/24	CITI	ZAR	13,651	724,129	710,550	—	(13,579)
Expiring 03/20/24	HSBC	ZAR	62,472	3,309,599	3,251,691	—	(57,908)
Expiring 03/20/24	TD	ZAR	71,876	3,841,870	3,741,193	—	(100,677)
South Korean Won,
Expiring 03/20/24	BOA	KRW	2,685,068	2,019,000	2,013,244	—	(5,756)
Expiring 03/20/24	CITI	KRW	1,946,141	1,483,000	1,459,202	—	(23,798)
Expiring 03/20/24	CITI	KRW	523,052	398,000	392,180	—	(5,820)
Expiring 03/20/24	SCB	KRW	2,288,521	1,726,000	1,715,916	—	(10,084)
Thai Baht,
Expiring 03/20/24	HSBC	THB	66,478	1,955,000	1,856,527	—	(98,473)
Expiring 03/20/24	HSBC	THB	64,809	1,869,000	1,809,919	—	(59,081)
Expiring 03/20/24	HSBC	THB	63,380	1,792,000	1,770,009	—	(21,991)
Expiring 03/20/24	MSI	THB	68,133	1,972,000	1,902,762	—	(69,238)
Expiring 03/20/24	SCB	THB	69,166	1,940,000	1,931,612	—	(8,388)
Turkish Lira,
Expiring 03/20/24	BARC	TRY	27,875	886,000	872,517	—	(13,483)
Expiring 03/20/24	BARC	TRY	23,619	739,000	739,275	275	—

				$180,301,687	$179,437,493	580,950	(1,445,144)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 04/19/24	HSBC	GBP	23,622	$30,089,381	$29,827,041	$262,340	$—
Expiring 04/19/24	JPM	GBP	917	1,162,000	1,157,883	4,117	—
Chilean Peso,
Expiring 03/20/24	DB	CLP	1,864,071	1,932,000	1,927,586	4,414	—
Expiring 03/20/24	MSI	CLP	1,935,868	2,196,132	2,001,830	194,302	—
Expiring 03/20/24	UAG	CLP	1,590,623	1,618,000	1,644,822	—	(26,822)
Expiring 03/20/24	UAG	CLP	1,087,968	1,122,062	1,125,039	—	(2,977)
Expiring 03/20/24	UAG	CLP	759,848	783,938	785,738	—	(1,800)
Chinese Renminbi,
Expiring 04/24/24	JPM	CNH	18,765	2,612,000	2,613,099	—	(1,099)
Expiring 04/24/24	MSI	CNH	117,783	16,493,633	16,402,035	91,598	—

See Notes to Financial Statements.

56

Forward foreign currency exchange contracts outstanding at February 29, 2024 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso,
Expiring 03/20/24	BARC	COP	7,281,876	$1,829,000	$1,849,001	$—	$(20,001)
Czech Koruna,
Expiring 04/19/24	BARC	CZK	37,144	1,595,000	1,583,596	11,404	—
Expiring 04/19/24	BARC	CZK	19,116	831,803	815,001	16,802	—
Expiring 04/19/24	BARC	CZK	18,904	823,197	805,947	17,250	—
Expiring 04/19/24	BNP	CZK	44,268	1,889,000	1,887,339	1,661	—
Expiring 04/19/24	BOA	CZK	43,108	1,886,000	1,837,884	48,116	—
Expiring 04/19/24	BOA	CZK	39,146	1,652,000	1,668,935	—	(16,935)
Expiring 04/19/24	GSI	CZK	45,580	1,948,000	1,943,246	4,754	—
Expiring 04/19/24	GSI	CZK	24,529	1,034,264	1,045,751	—	(11,487)
Expiring 04/19/24	JPM	CZK	17,426	736,736	742,958	—	(6,222)
Expiring 04/19/24	MSI	CZK	45,525	1,937,000	1,940,916	—	(3,916)
Euro,
Expiring 04/19/24	BARC	EUR	1,381	1,481,854	1,495,705	—	(13,851)
Expiring 04/19/24	BOA	EUR	30,702	33,523,687	33,252,546	271,141	—
Expiring 04/19/24	CITI	EUR	687	747,143	744,062	3,081	—
Expiring 04/19/24	CITI	EUR	675	737,000	730,899	6,101	—
Expiring 04/19/24	CITI	EUR	673	732,000	729,368	2,632	—
Expiring 04/19/24	CITI	EUR	666	734,000	721,002	12,998	—
Expiring 04/19/24	HSBC	EUR	2,995	3,248,039	3,243,764	4,275	—
Expiring 04/19/24	SCB	EUR	456	492,781	493,876	—	(1,095)
Expiring 04/19/24	SSB	EUR	49,675	54,588,402	53,800,550	787,852	—
Expiring 04/19/24	TD	EUR	46,054	50,291,610	49,878,819	412,791	—
Hungarian Forint,
Expiring 04/19/24	BARC	HUF	521,241	1,444,000	1,429,332	14,668	—
Expiring 04/19/24	BOA	HUF	765,896	2,178,191	2,100,218	77,973	—
Expiring 04/19/24	CITI	HUF	705,030	1,948,458	1,933,314	15,144	—
Expiring 04/19/24	GSI	HUF	1,411,181	4,055,817	3,869,702	186,115	—
Expiring 04/19/24	UAG	HUF	483,836	1,348,000	1,326,763	21,237	—
Indian Rupee,
Expiring 03/20/24	GSI	INR	189,684	2,287,000	2,285,794	1,206	—
Expiring 03/20/24	HSBC	INR	89,423	1,078,000	1,077,601	399	—
Indonesian Rupiah,
Expiring 03/20/24	GSI	IDR	16,986,855	1,083,000	1,081,003	1,997	—
Expiring 03/20/24	SCB	IDR	31,645,939	2,023,000	2,013,873	9,127	—
Israeli Shekel,
Expiring 03/20/24	CITI	ILS	4,152	1,125,081	1,162,660	—	(37,579)
Expiring 03/20/24	DB	ILS	6,026	1,656,466	1,687,718	—	(31,252)
Expiring 03/20/24	DB	ILS	881	241,776	246,689	—	(4,913)
Mexican Peso,
Expiring 03/20/24	CITI	MXN	57,111	3,320,113	3,340,057	—	(19,944)
Expiring 03/20/24	TD	MXN	12,892	745,000	753,963	—	(8,963)

See Notes to Financial Statements.

PGIM Strategic Bond Fund 57

Schedule of Investments (continued)

as of February 29, 2024

Forward foreign currency exchange contracts outstanding at February 29, 2024 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar,
Expiring 03/20/24	CITI	TWD	6,112	$199,000	$193,241	$5,759	$—
Expiring 03/20/24	JPM	TWD	842,138	27,486,731	26,624,377	862,354	—
Expiring 03/20/24	SCB	TWD	105,627	3,450,000	3,339,416	110,584	—
Peruvian Nuevo Sol,
Expiring 03/20/24	BARC	PEN	7,949	2,124,231	2,101,010	23,221	—
Expiring 03/20/24	BNP	PEN	5,809	1,546,000	1,535,501	10,499	—
Expiring 03/20/24	CITI	PEN	5,129	1,370,236	1,355,692	14,544	—
Expiring 03/20/24	CITI	PEN	4,327	1,121,287	1,143,779	—	(22,492)
Expiring 03/20/24	CITI	PEN	3,534	912,500	934,120	—	(21,620)
Expiring 03/20/24	SCB	PEN	7,163	1,886,006	1,893,305	—	(7,299)
Expiring 03/20/24	SCB	PEN	6,395	1,680,000	1,690,232	—	(10,232)
Expiring 03/20/24	UAG	PEN	3,517	912,500	929,700	—	(17,200)
Expiring 06/20/24	BARC	PEN	5,330	1,408,342	1,408,103	239	—
Philippine Peso,
Expiring 03/20/24	CITI	PHP	101,647	1,832,011	1,809,556	22,455	—
Expiring 03/20/24	HSBC	PHP	158,399	2,821,000	2,819,869	1,131	—
Expiring 03/20/24	SCB	PHP	119,687	2,156,527	2,130,708	25,819	—
Expiring 03/20/24	SSB	PHP	151,867	2,714,722	2,703,581	11,141	—
Expiring 03/20/24	SSB	PHP	110,833	1,994,264	1,973,086	21,178	—
Polish Zloty,
Expiring 04/19/24	CITI	PLN	12,096	3,011,046	3,027,479	—	(16,433)
Expiring 04/19/24	CITI	PLN	2,413	596,624	603,919	—	(7,295)
Expiring 04/19/24	GSI	PLN	5,522	1,363,376	1,382,111	—	(18,735)
Singapore Dollar,
Expiring 03/20/24	BNYM	SGD	7,277	5,444,136	5,412,891	31,245	—
Expiring 03/20/24	BOA	SGD	3,554	2,655,000	2,643,574	11,426	—
Expiring 03/20/24	HSBC	SGD	3,536	2,662,000	2,629,990	32,010	—
Expiring 03/20/24	MSI	SGD	1,005	745,000	747,310	—	(2,310)
Expiring 03/20/24	SCB	SGD	3,859	2,873,000	2,870,415	2,585	—
Expiring 03/20/24	SSB	SGD	1,963	1,467,000	1,460,128	6,872	—
South African Rand,
Expiring 03/20/24	HSBC	ZAR	14,250	745,000	741,709	3,291	—
South Korean Won,
Expiring 03/20/24	BARC	KRW	9,031,714	6,886,973	6,771,913	115,060	—
Expiring 03/20/24	BOA	KRW	2,266,288	1,725,000	1,699,246	25,754	—
Expiring 03/20/24	UAG	KRW	2,382,085	1,784,000	1,786,070	—	(2,070)
Thai Baht,
Expiring 03/20/24	CITI	THB	59,950	1,715,000	1,674,212	40,788	—
Expiring 03/20/24	CITI	THB	52,695	1,481,000	1,471,627	9,373	—
Expiring 03/20/24	GSI	THB	51,867	1,483,000	1,448,479	34,521	—
Expiring 03/20/24	JPM	THB	75,772	2,148,000	2,116,097	31,903	—

See Notes to Financial Statements.

58

Forward foreign currency exchange contracts outstanding at February 29, 2024 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 03/20/24	MSI	THB	54,706	$1,539,118	$1,527,787	$11,331	$—
Expiring 03/20/24	MSI	THB	53,917	1,491,000	1,505,754	—	(14,754)

				$342,712,194	$339,110,912	3,950,578	(349,296)

						$4,531,528	$(1,794,440)

Cross currency exchange contracts outstanding at February 29, 2024:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
04/19/24	Buy	CZK	37,048	EUR	1,461	$—	$(3,337)	DB
04/19/24	Buy	EUR	272	HUF	105,623	4,956	—	TD
04/19/24	Buy	EUR	1,456	CZK	36,813	7,450	—	BARC
04/19/24	Buy	PLN	2,955	EUR	681	1,924	—	BOA

						$14,330	$(3,337)

Credit default swap agreements outstanding at February 29, 2024:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2024(4)	Fair Value		Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)		Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Arab Republic of Egypt	12/20/28	1.000%(Q)	2,000	5.944%	$	(369,211)	$	(2,015)	$	(367,196)	MSI
Dominican Republic	12/20/28	1.000%(Q)	2,000	1.586%		(45,719)		(2,015)		(43,704)	MSI
Emirate of Abu Dhabi	12/20/28	1.000%(Q)	2,000	0.367%		59,086		(2,015)		61,101	MSI
Federation of Malaysia	12/20/28	1.000%(Q)	3,000	0.405%		83,478		(3,023)		86,501	MSI
Federative Republic of Brazil	12/20/28	1.000%(Q)	9,000	1.255%		(80,071)		(9,069)		(71,002)	MSI
Kingdom of Bahrain	12/20/28	1.000%(Q)	2,000	2.011%		(80,341)		(2,015)		(78,326)	MSI

See Notes to Financial Statements.

PGIM Strategic Bond Fund 59

Schedule of Investments (continued)

as of February 29, 2024

Credit default swap agreements outstanding at February 29, 2024 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2024(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Kingdom of Morocco	12/20/28	1.000%(Q)	2,000	1.008%	$3,273	$(2,015)	$5,288	MSI
Kingdom of Saudi Arabia	12/20/28	1.000%(Q)	4,000	0.520%	91,222	(4,031)	95,253	MSI
People’s Republic of China	12/20/28	1.000%(Q)	9,000	0.664%	147,974	(9,069)	157,043	MSI
Republic of Argentina	12/20/28	1.000%(Q)	2,000	31.142%	(1,237,230)	(2,015)	(1,235,215)	MSI
Republic of Chile	12/20/28	1.000%(Q)	7,000	0.462%	177,840	(7,054)	184,894	MSI
Republic of Colombia	12/20/28	1.000%(Q)	6,000	1.582%	(136,236)	(6,046)	(130,190)	MSI
Republic of Indonesia	12/20/28	1.000%(Q)	9,000	0.710%	130,110	(9,069)	139,179	MSI
Republic of Nigeria	12/20/28	1.000%(Q)	2,000	5.326%	(325,679)	(2,015)	(323,664)	MSI
Republic of Panama	12/20/28	1.000%(Q)	2,000	1.866%	(68,878)	(2,015)	(66,863)	MSI
Republic of Peru	12/20/28	1.000%(Q)	3,000	0.613%	56,349	(3,023)	59,372	MSI
Republic of Philippines	12/20/28	1.000%(Q)	3,000	0.627%	54,254	(3,023)	57,277	MSI
Republic of South Africa	12/20/28	1.000%(Q)	9,000	2.296%	(467,719)	(9,069)	(458,650)	MSI
Republic of Turkey	12/20/28	1.000%(Q)	9,000	2.866%	(669,970)	(9,069)	(660,901)	MSI
State of Qatar	12/20/28	1.000%(Q)	2,000	0.365%	59,308	(2,015)	61,323	MSI
Sultanate of Oman	12/20/28	1.000%(Q)	2,000	1.093%	(3,924)	(2,015)	(1,909)	MSI
United Mexican States	12/20/28	1.000%(Q)	9,000	0.845%	78,122	(9,069)	87,191	MSI

					$(2,543,962)	$(100,764)	$(2,443,198)

See Notes to Financial Statements.

60

Credit default swap agreements outstanding at February 29, 2024 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices— Buy Protection(1)**:
CDX.EM.40.V1	12/20/28	1.000%(Q)	100,000	$2,525,378	$2,723	$2,522,655	MSI

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2024(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA††	03/14/24	0.500%(M)	31,255	*	$19,072	$(209)	$19,281	GSI

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	06/20/24	1.000%(Q)		1,515	$77,252	$147,862	$(70,610)	BARC
Republic of Italy	12/20/27	1.000%(Q)	EUR	1,475	(55,151)	(42,389)	(12,762)	BARC
United Mexican States	06/20/24	1.000%(Q)		2,340	(10,989)	151	(11,140)	BARC
United Mexican States	12/20/24	1.000%(Q)		180	(1,556)	204	(1,760)	CITI

					$9,556	$105,828	$(96,272)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2024(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	06/20/24	1.000%(Q)	4,310	0.261%	$18,357	$1,813	$16,544	GSI
General Motors Co.	06/20/26	5.000%(Q)	2,390	0.541%	256,980	214,796	42,184	GSI

See Notes to Financial Statements.

PGIM Strategic Bond Fund 61

Schedule of Investments (continued)

as of February 29, 2024

Credit default swap agreements outstanding at February 29, 2024 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2024(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Halliburton Co.	12/20/26	1.000%(Q)	2,770	0.290%	$57,509	$14,900	$42,609	GSI
Host Hotels & Resorts LP	06/20/24	1.000%(Q)	1,460	0.192%	6,528	1,722	4,806	GSI
International Bank for Reconstruction & Development	03/20/24	0.250%(Q)	10,760	0.055%	6,526	554	5,972	BOA
Petroleos Mexicanos	06/20/24	1.000%(Q)	2,340	1.701%	(333)	(13,385)	13,052	BARC
Petroleos Mexicanos	12/20/24	1.000%(Q)	180	2.217%	(1,368)	(2,736)	1,368	CITI
Simon Property Group LP	06/20/26	1.000%(Q)	3,820	0.371%	60,265	20,448	39,817	GSI
Verizon Communications, Inc.	06/20/26	1.000%(Q)	5,130	0.466%	70,159	49,594	20,565	GSI

					$474,623	$287,706	$186,917

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

62

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at February 29, 2024:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 29, 2024	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
GBP	3,145	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/5.189%	$72,023	$167,580	$95,557
GBP	916	05/08/25	1.000%(A)	1 Day SONIA(1)(A)/5.189%	(60,427)	90,183	150,610
GBP	8,995	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/5.189%	(235,068)	1,191,191	1,426,259
GBP	6,015	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/5.189%	124,739	965,399	840,660
GBP	2,730	05/08/29	1.100%(A)	1 Day SONIA(1)(A)/5.189%	(89,573)	572,431	662,004
GBP	422	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/5.189%	(18,372)	106,002	124,374
GBP	340	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/5.189%	(18,242)	93,792	112,034
GBP	155	05/08/34	1.200%(A)	1 Day SONIA(1)(A)/5.189%	(4,233)	48,942	53,175
	40,032	03/08/24	5.386%(T)	1 Day SOFR(2)(T)/5.320%	(3)	33,285	33,288
	135,695	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/5.320%	—	(30,433)	(30,433)

See Notes to Financial Statements.

PGIM Strategic Bond Fund 63

Schedule of Investments (continued)

as of February 29, 2024

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 29, 2024	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
16,748	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/5.320%	$—	$(56,189)	$(56,189)
21,412	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/5.320%	—	(2,561)	(2,561)
46,221	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/5.320%	—	(87,750)	(87,750)
62,470	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/5.320%	—	171,226	171,226
11,000	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/5.320%	2,035	(54,402)	(56,437)

				$(227,121)	$3,208,696	$3,435,817

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreement:
3,600	09/22/28	3.290%(S)	1 Week MUNIPSA(1)(Q)/3.300%	$(58,955)	$—	$(58,955)	JPM

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at February 29, 2024:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/5.320%	BNP	06/20/24	(42,600)	$(762,213)	$—	$(762,213)
ICE Bank of America 1-10 Year US Municipal Securities Index(T)	1 Day SOFR-245bps(T)/2.870%	DB	09/21/24	10,000	214,354	—	214,354
Total Return Benchmark Bond Index(T)	1 Day USOIS-45bps(T)/4.880%	GSI	03/20/24	(3,943)	(144,160)	—	(144,160)
U.S. Treasury Bond(T)	1 Day USOIS+22bps(T)/5.550%	BOA	08/21/24	17,370	164,677	—	164,677

					$(527,342)	$—	$(527,342)

See Notes to Financial Statements.

64

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$454,767	$(159,483)	$4,102,306	$(4,499,220)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$160,000	$6,753,445

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 29, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$14,161,407	$—
Collateralized Loan Obligations	—	142,093,568	—
Consumer Loans	—	2,664,634	—
Other	—	6,065,905	—
Residential Mortgage-Backed Securities	—	3,596,258	256,229
Student Loans	—	1,163,799	—
Commercial Mortgage-Backed Securities	—	84,641,231	—
Corporate Bonds	—	501,496,622	6,693,074
Floating Rate and Other Loans	—	16,904,341	4,721,025
Municipal Bonds	—	8,324,303	—
Residential Mortgage-Backed Securities	—	42,948,120	824,466

See Notes to Financial Statements.

PGIM Strategic Bond Fund 65

Schedule of Investments (continued)

as of February 29, 2024

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds	$—	$34,482,144	$—
U.S. Government Agency Obligations	—	171,973,795	—
U.S. Treasury Obligations	—	40,636,256	—
Common Stocks	1,492,567	2,184,153	2,181,940
Preferred Stocks	—	—	4,298,760
Short-Term Investments
Affiliated Mutual Funds	57,929,745	—	—
Options Purchased	—	174,524	—

Total	$59,422,312	$1,073,511,060	$18,975,494

Liabilities
Options Written	$—	$(574,368)	$(48)

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$159	$—
Centrally Cleared Swaptions Written	—	46,475	—
Futures Contracts	694,849	—	—
OTC Forward Foreign Currency Exchange Contracts	—	4,531,528	—
OTC Cross Currency Exchange Contracts	—	14,330	—
OTC Packaged Credit Default Swap Agreements	—	3,466,394	—
OTC Credit Default Swap Agreements	—	553,576	19,072
Centrally Cleared Interest Rate Swap Agreements	—	3,669,187	—
OTC Total Return Swap Agreements	—	379,031	—

Total	$694,849	$12,660,680	$19,072

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(114,627)	$—
Centrally Cleared Swaptions Written	—	(44,134)	—
Futures Contracts	(636,928)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(1,794,440)	—
OTC Cross Currency Exchange Contracts	—	(3,337)	—
OTC Packaged Credit Default Swap Agreements	—	(3,484,978)	—
OTC Credit Default Swap Agreements	—	(69,397)	—
Centrally Cleared Interest Rate Swap Agreements	—	(233,370)	—
OTC Interest Rate Swap Agreement	—	(58,955)	—
OTC Total Return Swap Agreements	—	(906,373)	—

Total	$(636,928)	$(6,709,611)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Centrally cleared swaptions, futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

See Notes to Financial Statements.

66

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Residential Mortgage-Backed Securities	Corporate Bonds	Floating Rate and Other Loans	Residential Mortgage-Backed Securities
Balance as of 02/28/23	$338,958	$7,405,866	$4,271,289	$5,041,396
Realized gain (loss)	(2,999)	(453,972)	(10,982)	—
Change in unrealized appreciation (depreciation)	(15,477)	(552,001)	382,754	51
Purchases/Exchanges/Issuances	—	76,454	469,070	850,000
Sales/Paydowns	(64,253)	(31,188)	(391,106)	(5,066,981)
Accrued discount/premium	—	(4,590)	—	—
Transfers into Level 3*	—	272,565	—	—
Transfers out of Level 3*	—	(20,060)	—	—

Balance as of 02/29/24	$256,229	$6,693,074	$4,721,025	$824,466

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(15,477)	$(855,366)	$382,754	$51

	Common Stocks	Preferred Stocks	Rights	Options Written	OTC Credit Default Swap Agreements
Balance as of 02/28/23	$2,575,614	$3,925,000	$53,396	$(731)	$112,638
Realized gain (loss)	1	—	—	206	(17,975)
Change in unrealized appreciation (depreciation)	568,212	49,000	(53,396)	1,112	131,707
Purchases/Exchanges/Issuances	140,548	324,760	115	—	—
Sales/Paydowns	(1)	—	(115)	(635)	(207,298)
Accrued discount/premium	—	—	—	—	—
Transfers into Level 3*	—	—	—	—	—
Transfers out of Level 3*	(1,102,434)	—	—	—	—

Balance as of 02/29/24	$2,181,940	$4,298,760	$—	$(48)	$19,072

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$568,212	$49,000	$—	$1,112	$19,072

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing

See Notes to Financial Statements.

PGIM Strategic Bond Fund 67

Schedule of Investments (continued)

as of February 29, 2024

services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of February 29, 2024	Valuation Approach	Valuation Methodology	Unobservable Inputs

Asset-Backed Securities-Residential Mortgage-Backed Securities	$256,229	Market	Transaction Based	Unadjusted Trade Price
Corporate Bonds	40,236	Market	Recovery Value	Recovery Rate
Floating Rate and Other Loans	4,721,025	Market	Comparable Bond	Discounted Yield Curve Spread
Residential Mortgage-Backed Securities	1	Market	Contingent Value	Property Price Appreciation Forecast
Common Stocks	210,883	Market	Enterprise Value	Implied/Recovery Value
Preferred Stocks	373,760	Market	Enterprise Value	Implied/Recovery Value
Preferred Stocks	3,925,000	Market	Transaction Based	Unadjusted Purchase Price

	$9,527,134

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of February, 2024, the aggregate value of these securities and/or derivatives was $9,467,384. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 29, 2024 were as follows:

U.S. Government Agency Obligations	17.3%
Collateralized Loan Obligations	14.3
Banks	10.6
Commercial Mortgage-Backed Securities	8.5
Affiliated Mutual Funds (2.8% represents investments purchased with collateral from securities on loan)	5.8
Residential Mortgage-Backed Securities	4.8
Electric	4.2
U.S. Treasury Obligations	4.1
Oil & Gas	4.0
Sovereign Bonds	3.5
Telecommunications	3.1

Media	2.8%
Diversified Financial Services	2.5
Retail	2.0
Home Builders	1.7
Pipelines	1.7
Foods	1.5
Automobiles	1.4
Aerospace & Defense	1.3
Pharmaceuticals	1.3
Entertainment	1.2
Healthcare-Services	1.2
Mining	1.1
Real Estate Investment Trusts (REITs)	1.0

See Notes to Financial Statements.

68

Industry Classification (continued):

Commercial Services	1.0%
Engineering & Construction	0.9
Chemicals	0.9
Building Materials	0.9
Municipal Bonds	0.8
Real Estate	0.8
Lodging	0.8
Auto Parts & Equipment	0.8
Auto Manufacturers	0.7
Other	0.6
Airlines	0.6
Internet	0.6
Leisure Time	0.5
Cosmetics/Personal Care	0.5
Electronic Equipment, Instruments & Components	0.4
Distribution/Wholesale	0.3
Computers	0.3
Household Products/Wares	0.3
Consumer Loans	0.3
Agriculture	0.2
Electrical Components & Equipment	0.2
Packaging & Containers	0.2
Metal Fabricate/Hardware	0.2
Iron/Steel	0.2
Energy-Alternate Sources	0.2
Transportation	0.2
Wireless Telecommunication Services	0.1

Semiconductors	0.1%
Beverages	0.1
Insurance	0.1
Healthcare-Products	0.1
Student Loans	0.1
Advertising	0.1
Housewares	0.1
Gas Utilities	0.1
Oil, Gas & Consumable Fuels	0.1
Gas	0.1
Coal	0.1
Independent Power & Renewable Electricity Producers	0.1
Electronics	0.1
Environmental Control	0.0	*
Machinery-Diversified	0.0	*
Options Purchased	0.0	*
Electric Utilities	0.0	*

	115.7
Options Written	(0.0	)*
Liabilities in excess of other assets	(15.7)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 29, 2024 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps and swaptions	$46,475	*	Due from/to broker-variation margin swaps and swaptions	$158,761	*

See Notes to Financial Statements.

PGIM Strategic Bond Fund 69

Schedule of Investments (continued)

as of February 29, 2024

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Premiums paid for OTC swap agreements	$454,767		Premiums received for OTC swap agreements	$159,483
Credit contracts	Unaffiliated investments	67,621		Options written outstanding, at value	77,172
Credit contracts	Unrealized appreciation on OTC swap agreements	3,723,275		Unrealized depreciation on OTC swap agreements	3,533,892
Foreign exchange contracts	Unaffiliated investments	106,903		Options written outstanding, at value	497,244
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	14,330		Unrealized depreciation on OTC cross currency exchange contracts	3,337
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,531,528		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,794,440
Interest rate contracts	Due from/to broker-variation margin futures	694,849	*	Due from/to broker-variation margin futures	636,928	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	3,669,187	*	Due from/to broker-variation margin swaps and swaptions	233,370	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	379,031		Unrealized depreciation on OTC swap agreements	965,328

		$13,687,966			$8,059,955

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 29, 2024 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(1,448,247)	$1,594,866	$—	$—	$(3,029,277)
Foreign exchange contracts	(663,982)	2,466,384	—	4,596,535	—
Interest rate contracts	(3,403)	107,539	338,960	—	7,735,643

Total	$(2,115,632)	$4,168,789	$338,960	$4,596,535	$4,706,366

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

70

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$1,006,462	$(737,229)	$—	$—	$1,208,763
Foreign exchange contracts	(35,527)	65,156	—	(2,411,391)	—
Interest rate contracts	—	2,729	454,478	—	(15,434,822)

Total	$970,935	$(669,344)	$454,478	$(2,411,391)	$(14,226,059)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended February 29, 2024, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 418,760
Options Written (2)	348,004,054
Futures Contracts - Long Positions (2)	464,022,797
Futures Contracts - Short Positions (2)	93,703,328
Forward Foreign Currency Exchange Contracts - Purchased (3)	203,261,928
Forward Foreign Currency Exchange Contracts - Sold (3)	412,696,402
Cross Currency Exchange Contracts (4)	10,339,399
Interest Rate Swap Agreements (2)	255,913,967
Credit Default Swap Agreements - Buy Protection (2)	40,583,364
Credit Default Swap Agreements - Sell Protection (2)	164,833,602
Total Return Swap Agreements (2)	174,793,807

*	Average volume is based on average quarter end balances for the year ended February 29, 2024.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

See Notes to Financial Statements.

PGIM Strategic Bond Fund 71

Schedule of Investments (continued)

as of February 29, 2024

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$27,070,625	$(27,070,625)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$386,909	$(197,676)	$189,233	$—	$189,233
BNP	12,160	(764,410)	(752,250)	752,250	—
BNYM	31,245	(6,680)	24,565	—	24,565
BOA	659,838	(157,457)	502,381	(403,279)	99,102
CITI	358,676	(458,328)	(99,652)	—	(99,652)
DB	219,028	(196,590)	22,438	—	22,438
GSI	841,379	(177,883)	663,496	(180,000)	483,496
HSBC	408,835	(327,170)	81,665	—	81,665
JPM	937,210	(228,938)	708,272	(574,600)	133,672
MSI	3,921,599	(4,253,201)	(331,602)	331,602	—
SCB	155,822	(102,054)	53,768	—	53,768
SSB	827,043	—	827,043	(813,694)	13,349
TD	460,705	(109,640)	351,065	(351,065)	—
UAG	57,006	(50,869)	6,137	—	6,137

	$9,277,455	$(7,030,896)	$2,246,559	$(1,238,786)	$1,007,773

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

72

Statement of Assets and Liabilities

as of February 29, 2024

Assets

Investments at value, including securities on loan of $27,070,625:
Unaffiliated investments (cost $1,202,272,741)	$1,093,979,121
Affiliated investments (cost $57,904,235)	57,929,745
Cash	4,780
Foreign currency, at value (cost $2,348,277)	2,345,513
Receivable for investments sold	78,973,773
Dividends and interest receivable	9,909,285
Receivable for Fund shares sold	9,604,119
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,531,528
Unrealized appreciation on OTC swap agreements	4,102,306
Receivable from custodian	545,176
Premiums paid for OTC swap agreements	454,767
Deposit with broker for centrally cleared/exchange-traded derivatives	160,000
Unrealized appreciation on OTC cross currency exchange contracts	14,330
Unrealized appreciation on unfunded loan commitment	159
Prepaid expenses and other assets	41,371

Total Assets	1,262,595,973

Liabilities

Payable for investments purchased	224,507,577
Payable to broker for collateral for securities on loan	27,645,553
Payable for Fund shares purchased	6,795,691
Unrealized depreciation on OTC swap agreements	4,499,220
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,794,440
Options written outstanding, at value (premiums received $643,624)	574,416
Accrued expenses and other liabilities	533,045
Management fee payable	401,079
Due to broker—variation margin futures	221,973
Premiums received for OTC swap agreements	159,483
Due to broker—variation margin swaps and swaptions	61,672
Distribution fee payable	46,341
Trustees’ fees payable	3,374
Unrealized depreciation on OTC cross currency exchange contracts	3,337
Affiliated transfer agent fee payable	1,852
Dividends payable	1,507

Total Liabilities	267,250,560

Net Assets	$995,345,413

Net assets were comprised of:
Shares of beneficial interest, at par	$119,552
Paid-in capital in excess of par	1,324,831,766
Total distributable earnings (loss)	(329,605,905)

Net assets, February 29, 2024	$995,345,413

See Notes to Financial Statements.

PGIM Strategic Bond Fund 73

Statement of Assets and Liabilities

as of February 29, 2024

Class A
Net asset value and redemption price per share, ($70,539,628 ÷ 8,469,308 shares of beneficial interest issued and outstanding)	$8.33
Maximum sales charge (3.25% of offering price)	0.28

Maximum offering price to public	$8.61

Class C
Net asset value, offering price and redemption price per share, ($41,441,614 ÷ 4,983,313 shares of beneficial interest issued and outstanding)	$8.32

Class Z
Net asset value, offering price and redemption price per share, ($808,001,142 ÷ 97,052,313 shares of beneficial interest issued and outstanding)	$8.33

Class R6
Net asset value, offering price and redemption price per share, ($75,363,029 ÷ 9,047,108 shares of beneficial interest issued and outstanding)	$8.33

See Notes to Financial Statements.

74

Statement of Operations

Year Ended February 29, 2024

Net Investment Income (Loss)
Income
Interest income (net of $3,009 foreign withholding tax)	$62,354,352
Affiliated dividend income	1,373,846
Income from securities lending, net (including affiliated income of $228,382)	229,410
Unaffiliated dividend income	158,354

Total income	64,115,962

Expenses
Management fee	6,024,223
Distribution fee(a)	561,268
Transfer agent’s fees and expenses (including affiliated expense of $10,564)(a)	1,161,442
Registration fees(a)	103,358
Custodian and accounting fees	92,815
Shareholders’ reports	79,615
Audit fee	63,600
Professional fees	52,638
Trustees’ fees	23,944
Miscellaneous	61,974

Total expenses	8,224,877
Less: Fee waiver and/or expense reimbursement(a)	(1,242,757)

Net expenses	6,982,120

Net investment income (loss)	57,133,842

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $17,598)	(38,743,512)
Futures transactions	338,960
Forward and cross currency contract transactions	4,596,535
Options written transactions	4,168,789
Swap agreement transactions	4,706,366
Foreign currency transactions	(3,332,534)

(28,265,396)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(25,799))	62,549,536
Futures	454,478
Forward and cross currency contracts	(2,411,391)
Options written	(669,344)
Swap agreements	(14,226,059)
Foreign currencies	(412,524)
Unfunded loan commitment	159

45,284,855

Net gain (loss) on investment and foreign currency transactions	17,019,459

Net Increase (Decrease) In Net Assets Resulting From Operations	$74,153,301

See Notes to Financial Statements.

PGIM Strategic Bond Fund 75

Statement of Operations

Year Ended February 29, 2024

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	151,679	409,589	—	—
Transfer agent’s fees and expenses	46,343	43,596	1,069,491	2,012
Registration fees	22,244	18,217	44,736	18,161
Fee waiver and/or expense reimbursement	(21,119)	(14,257)	(1,164,290)	(43,091)

See Notes to Financial Statements.

76

Statements of Changes in Net Assets

	Year Ended February 28/29,

	2024	2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$57,133,842	$53,296,217
Net realized gain (loss) on investment and foreign currency transactions	(28,265,396)	(77,704,993)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	45,284,855	(99,071,782)

Net increase (decrease) in net assets resulting from operations	74,153,301	(123,480,558)

Dividends and Distributions
Distributions from distributable earnings
Class A	(4,511,416)	(3,486,312)
Class C	(2,682,025)	(2,228,098)
Class Z	(65,323,235)	(59,753,611)
Class R6	(5,156,501)	(3,188,201)

	(77,673,177)	(68,656,222)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	447,958,197	585,739,979
Net asset value of shares issued in reinvestment of dividends and distributions	77,643,147	68,312,851
Cost of shares purchased	(578,184,104)	(1,027,383,262)

Net increase (decrease) in net assets from Fund share transactions	(52,582,760)	(373,330,432)

Total increase (decrease)	(56,102,636)	(565,467,212)

Net Assets:

Beginning of year	1,051,448,049	1,616,915,261

End of year	$995,345,413	$1,051,448,049

See Notes to Financial Statements.

PGIM Strategic Bond Fund 77

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$8.34	$9.69	$10.32	$10.48	$10.10

Income (loss) from investment operations:

Net investment income (loss)	0.44	0.38	0.29	0.31	0.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16	(1.23)	(0.54)	0.02 (b)	0.70

Total from investment operations	0.60	(0.85)	(0.25)	0.33	1.03

Less Dividends and Distributions:

Dividends from net investment income	(0.61)	(0.50)	(0.38)	(0.33)	(0.45)

Tax return of capital distributions	-	-	-	(0.06)	-

Distributions from net realized gains	-	-	-	(0.10)	(0.20)

Total dividends and distributions	(0.61)	(0.50)	(0.38)	(0.49)	(0.65)

Net asset value, end of year	$8.33	$8.34	$9.69	$10.32	$10.48

Total Return(c):	7.49%	(8.81)%	(2.59)%	3.27%	10.41%

Ratios/Supplemental Data:

Net assets, end of year (000)	$70,540	$57,693	$78,154	$88,108	$76,854

Average net assets (000)	$60,671	$61,543	$85,794	$74,555	$39,714

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.95%	0.94%	0.95%	0.98%	1.08%

Expenses before waivers and/or expense reimbursement	0.98%	0.97%	0.98%	1.02%	1.12%

Net investment income (loss)	5.34%	4.32%	2.81%	3.01%	3.16%

Portfolio turnover rate(e)	310%	301%	54%	105%	239%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

78

Class C Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$8.33	$9.68	$10.30	$10.46	$10.09

Income (loss) from investment operations:

Net investment income (loss)	0.37	0.31	0.21	0.23	0.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16	(1.23)	(0.53)	0.02 (b)	0.68

Total from investment operations	0.53	(0.92)	(0.32)	0.25	0.94

Less Dividends and Distributions:

Dividends from net investment income	(0.54)	(0.43)	(0.30)	(0.25)	(0.37)

Tax return of capital distributions	-	-	-	(0.06)	-

Distributions from net realized gains	-	-	-	(0.10)	(0.20)

Total dividends and distributions	(0.54)	(0.43)	(0.30)	(0.41)	(0.57)

Net asset value, end of year	$8.32	$8.33	$9.68	$10.30	$10.46

Total Return(c):	6.66%	(9.55)%	(3.25)%	2.50%	9.47%

Ratios/Supplemental Data:

Net assets, end of year (000)	$41,442	$41,835	$56,099	$59,419	$49,844

Average net assets (000)	$40,959	$45,944	$60,789	$53,620	$24,666

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	1.74%	1.74%	1.72%	1.73%	1.83%

Expenses before waivers and/or expense reimbursement	1.77%	1.77%	1.75%	1.77%	1.87%

Net investment income (loss)	4.54%	3.52%	2.04%	2.26%	2.50%

Portfolio turnover rate(e)	310%	301%	54%	105%	239%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Strategic Bond Fund 79

Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$8.34	$9.69	$10.31	$10.47	$10.10

Income (loss) from investment operations:

Net investment income (loss)	0.47	0.41	0.32	0.34	0.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.15	(1.23)	(0.53)	0.02 (b)	0.68

Total from investment operations	0.62	(0.82)	(0.21)	0.36	1.06

Less Dividends and Distributions:

Dividends from net investment income	(0.63)	(0.53)	(0.41)	(0.36)	(0.49)

Tax return of capital distributions	-	-	-	(0.06)	-

Distributions from net realized gains	-	-	-	(0.10)	(0.20)

Total dividends and distributions	(0.63)	(0.53)	(0.41)	(0.52)	(0.69)

Net asset value, end of year	$8.33	$8.34	$9.69	$10.31	$10.47

Total Return(c):	7.85%	(8.52)%	(2.17)%	3.64%	10.73%

Ratios/Supplemental Data:

Net assets, end of year (000)	$808,001	$892,700	$1,445,527	$1,748,446	$1,330,912

Average net assets (000)	$853,582	$1,006,914	$1,717,073	$1,421,196	$668,011

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.62%	0.62%	0.62%	0.62%	0.68%

Expenses before waivers and/or expense reimbursement	0.76%	0.75%	0.75%	0.77%	0.82%

Net investment income (loss)	5.66%	4.63%	3.14%	3.35%	3.62%

Portfolio turnover rate(e)	310%	301%	54%	105%	239%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

80

Class R6 Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$8.34	$9.70	$10.32	$10.48	$10.11

Income (loss) from investment operations:

Net investment income (loss)	0.47	0.41	0.33	0.34	0.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16	(1.24)	(0.54)	0.03 (b)	0.68

Total from investment operations	0.63	(0.83)	(0.21)	0.37	1.06

Less Dividends and Distributions:

Dividends from net investment income	(0.64)	(0.53)	(0.41)	(0.37)	(0.49)

Tax return of capital distributions	-	-	-	(0.06)	-

Distributions from net realized gains	-	-	-	(0.10)	(0.20)

Total dividends and distributions	(0.64)	(0.53)	(0.41)	(0.53)	(0.69)

Net asset value, end of year	$8.33	$8.34	$9.70	$10.32	$10.48

Total Return(c):	7.88%	(8.49)%	(2.24)%	3.66%	10.75%

Ratios/Supplemental Data:

Net assets, end of year (000)	$75,363	$59,220	$37,135	$33,407	$1,493

Average net assets (000)	$65,842	$51,264	$37,326	$13,732	$564

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.59%	0.59%	0.59%	0.59%	0.65%

Expenses before waivers and/or expense reimbursement	0.66%	0.66%	0.67%	0.76%	3.24%

Net investment income (loss)	5.71%	4.75%	3.17%	3.26%	3.62%

Portfolio turnover rate(e)	310%	301%	54%	105%	239%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Strategic Bond Fund 81

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Strategic Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.

The Fund is subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission (“CFTC”) rules.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

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For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

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Notes to Financial Statements (continued)

Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

84

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the

PGIM Strategic Bond Fund  85

Notes to Financial Statements (continued)

terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike

86

price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised. The Fund entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

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Notes to Financial Statements (continued)

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a

88

buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed

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Notes to Financial Statements (continued)

securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

90

securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

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Notes to Financial Statements (continued)

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Strategic Bond Fund  93

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadvisers’ performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended February 29, 2024, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.590% on average daily net assets up to $2.5 billion;	0.59%
0.565% on average daily net assets from $2.5 billion to $5 billion;
0.540% on average daily net assets over $5 billion.

The Manager has contractually agreed, through June 30, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.15%
C	1.90
Z	0.62

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Class	Expense Limitations
R6	0.59%

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended February 29, 2024, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$171,896	$6,131
C	—	2,189

PGIM Investments, PIMS, PGIM, Inc. and PGIM Limited are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments

PGIM Strategic Bond Fund  95

Notes to Financial Statements (continued)

and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended February 29, 2024, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended February 29, 2024, were as follows:

Cost of Purchases	Proceeds from Sales
$3,505,869,787	$3,530,870,564

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 29, 2024, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 5.545%)(1)(wb)
$ —	$316,061,414	$285,946,921	$ —	$ —	$30,114,493	30,114,493	$1,373,846

PGIM Institutional Money Market Fund (7-day effective yield 5.683%)(1)(b)(wb)
61,120,436	275,430,736	308,727,719	(25,799)	17,598	27,815,252	27,826,383	228,382	(2)
$61,120,436	$591,492,150	$594,674,640	$(25,799)	$17,598	$57,929,745		$1,602,228

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

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6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended February 29, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$77,673,177	$—	$—	$77,673,177

For the year ended February 28, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$68,656,222	$—	$—	$68,656,222

For the year ended February 29, 2024, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$12,665,789	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 29, 2024 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,268,087,119	$25,595,139	$(136,319,746)	$(110,724,607)

The difference between GAAP and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, deferred losses on wash sales, futures contracts, straddle loss deferrals, interest accrual on defaulted securities, swaps, partnerships and other book to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of February 29, 2024 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$228,743,000	$—

PGIM Strategic Bond Fund  97

Notes to Financial Statements (continued)

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 29, 2024 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of February 29, 2024, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	14,916	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	7	92.5

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Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended February 29, 2024:
Shares sold	4,006,747	$33,046,987
Shares issued in reinvestment of dividends and distributions	548,089	4,507,409
Shares purchased	(2,880,915)	(23,831,877)
Net increase (decrease) in shares outstanding before conversion	1,673,921	13,722,519
Shares issued upon conversion from other share class(es)	108,921	896,152
Shares purchased upon conversion into other share class(es)	(228,815)	(1,893,704)

Net increase (decrease) in shares outstanding	1,554,027	$12,724,967

Year ended February 28, 2023:
Shares sold	2,065,686	$17,899,863
Shares issued in reinvestment of dividends and distributions	403,517	3,483,185
Shares purchased	(3,522,263)	(31,160,935)
Net increase (decrease) in shares outstanding before conversion	(1,053,060)	(9,777,887)
Shares issued upon conversion from other share class(es)	115,782	1,011,397
Shares purchased upon conversion into other share class(es)	(210,361)	(1,864,601)

Net increase (decrease) in shares outstanding	(1,147,639)	$(10,631,091)

Class C
Year ended February 29, 2024:
Shares sold	1,078,191	$8,895,669
Shares issued in reinvestment of dividends and distributions	326,645	2,682,014
Shares purchased	(1,256,831)	(10,317,374)
Net increase (decrease) in shares outstanding before conversion	148,005	1,260,309
Shares purchased upon conversion into other share class(es)	(187,001)	(1,536,300)

Net increase (decrease) in shares outstanding	(38,996)	$(275,991)

Year ended February 28, 2023:
Shares sold	1,013,516	$8,798,314
Shares issued in reinvestment of dividends and distributions	258,675	2,227,963
Shares purchased	(1,803,927)	(15,805,406)
Net increase (decrease) in shares outstanding before conversion	(531,736)	(4,779,129)
Shares purchased upon conversion into other share class(es)	(242,434)	(2,124,340)

Net increase (decrease) in shares outstanding	(774,170)	$(6,903,469)

PGIM Strategic Bond Fund  99

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class Z
Year ended February 29, 2024:
Shares sold	44,292,529	$365,780,595
Shares issued in reinvestment of dividends and distributions	7,939,193	65,300,715
Shares purchased	(61,169,761)	(503,640,613)
Net increase (decrease) in shares outstanding before conversion	(8,938,039)	(72,559,303)
Shares issued upon conversion from other share class(es)	362,301	2,989,997
Shares purchased upon conversion into other share class(es)	(1,421,663)	(11,623,402)

Net increase (decrease) in shares outstanding	(9,997,401)	$(81,192,708)

Year ended February 28, 2023:
Shares sold	58,506,603	$506,891,565
Shares issued in reinvestment of dividends and distributions	6,869,015	59,428,486
Shares purchased	(107,806,196)	(953,917,170)
Net increase (decrease) in shares outstanding before conversion	(42,430,578)	(387,597,119)
Shares issued upon conversion from other share class(es)	420,421	3,702,272
Shares purchased upon conversion into other share class(es)	(134,208)	(1,157,195)

Net increase (decrease) in shares outstanding	(42,144,365)	$(385,052,042)

Class R6
Year ended February 29, 2024:
Shares sold	4,870,570	$40,234,946
Shares issued in reinvestment of dividends and distributions	626,690	5,153,009
Shares purchased	(4,912,862)	(40,394,240)
Net increase (decrease) in shares outstanding before conversion	584,398	4,993,715
Shares issued upon conversion from other share class(es)	1,377,891	11,265,155
Shares purchased upon conversion into other share class(es)	(11,838)	(97,898)

Net increase (decrease) in shares outstanding	1,950,451	$16,160,972

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Share Class	Shares	Amount

Year ended February 28, 2023:
Shares sold	5,912,012	$52,150,237
Shares issued in reinvestment of dividends and distributions	369,762	3,173,217
Shares purchased	(3,065,955)	(26,499,751)
Net increase (decrease) in shares outstanding before conversion	3,215,819	28,823,703
Shares issued upon conversion from other share class(es)	54,646	467,355
Shares purchased upon conversion into other share class(es)	(4,127)	(34,888)

Net increase (decrease) in shares outstanding	3,266,338	$29,256,170

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 29, 2024. The average daily balance for the 7 days that the Fund had loans outstanding during the period was approximately $2,639,429, borrowed at a weighted average interest rate of 6.42%. The maximum loan outstanding amount during the period was $5,580,000. At February 29, 2024, the Fund did not have an outstanding loan amount.

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Notes to Financial Statements (continued)

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Commodity Regulatory Risk: The Fund is deemed a “commodity pool” and the Manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission and the CFTC. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case

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the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

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Notes to Financial Statements (continued)

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Fixed Income Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior

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loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

PGIM Strategic Bond Fund  105

Notes to Financial Statements (continued)

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its

106

investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of investment return.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain

PGIM Strategic Bond Fund  107

Notes to Financial Statements (continued)

securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

108

10.	Recent Regulatory Developments

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Strategic Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Strategic Bond Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the four years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the four years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for the year ended February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 16, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended February 29, 2024, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

Fund	QDI	DRD
PGIM Strategic Bond Fund	2.34%	2.34%

For the year ended February 29, 2024 the Fund reports the maximum amount allowable but not less than 37.24% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the year ended February 29, 2024, the Fund reports the maximum amount allowable but not less than 73.03% as interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2025, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2024.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.51% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 103

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 104

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Strategic Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 101

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 104

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 104

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 101

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 104

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Strategic Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 104

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member, President & Principal Executive Officer Portfolios Overseen: 104

President, Chief Executive Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Chief Operating Officer for PGIM Investments LLC (January 2012-January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

PGIM Strategic Bond Fund

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 131

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Global Product Management and Marketing, PGIM Investments (since February 2006); Vice President (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Corporate Counsel of AST Investment Services, Inc. (since August 2020) and Vice President and Corporate Counsel (since January 2005) of Prudential; Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew Donohue 1972 Chief Compliance Officer

Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

PGIM Strategic Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary (since September 2023) of the PGIM Rock ETF Trust, PGIM Credit Income Fund, PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); Assistant Secretary (since September 2023) of the PGIM Rock ETF Trust, PGIM Credit Income Fund, PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds, the PGIM ETF Trust, and Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019-March 2023) of PGIM Investments mutual funds, closed end funds, the PGIM ETF Trust, and Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and PGIM ETF Trust (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

PGIM Strategic Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and the PGIM ETF Trust (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, PGIM ETF Trust, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

Visit our website at pgim.com/investments

∎

Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Strategic Bond Fund

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President and Principal Executive Officer • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Strategic Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM STRATEGIC BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PUCAX	PUCCX	PUCZX	PUCQX

CUSIP	74440K678	74440K660	74440K652	74440K520

MF231E

PGIM QUANT SOLUTIONS LARGE-CAP VALUE FUND

ANNUAL REPORT

FEBRUARY 29, 2024

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser. © 2024 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions Large-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended February 29, 2024.

Despite elevated inflation, recession fears, and a banking industry crisis, financial markets rallied and the global economy remained resilient throughout the period. Employers continued hiring, consumers continued spending, and home prices rose as inflation eventually cooled and the economic outlook improved.

Stocks rose for much of the period and then surged late in the period when the Federal Reserve (the Fed) signaled several potential interest-rate cuts in 2024. For the entire period, equities in both US and international markets posted gains.

After falling much of the period, bond markets rebounded when the Fed began moderating its rate-hiking cycle. Higher interest rates also offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering a broad spectrum of asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Quant Solutions Large-Cap Value Fund

April 15, 2024

PGIM Quant Solutions Large-Cap Value Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/29/24
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	1.74	5.49	6.35	—

(without sales charges)	7.66	6.69	6.95	—

Class C

(with sales charges)	5.50	5.56	5.97	—

(without sales charges)	6.50	5.56	5.97	—

Class R

(without sales charges)	7.41	6.47	N/A	6.28 (6/19/2015)

Class Z

(without sales charges)	8.03	7.03	7.28	—

Class R6

(without sales charges)	7.96	7.01	N/A	6.15 (4/26/2017)

Russell 1000 Value Index

	14.01	9.38	8.74	—

S&P 500 Index

	30.45	14.76	12.70	—

Average Annual Total Returns as of 2/29/24 Since Inception (%)
	Class R (6/19/2015)	Class R6 (4/26/2017)

Russell 1000 Value Index	8.71	8.64

S&P 500 Index	13.07	13.76

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

4 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2014) and the account values at the end of the current fiscal year (February 29, 2024) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns in the table and the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Quant Solutions Large-Cap Value Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how large company stocks in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright ©2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6 Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 2/29/24

Ten Largest Holdings	Line of Business	% of Net Assets

Berkshire Hathaway, Inc. (Class B Stock)	Financial Services	3.4%

JPMorgan Chase & Co.	Banks	2.8%

Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	2.2%

Bank of America Corp.	Banks	1.4%

Johnson & Johnson	Pharmaceuticals	1.4%

Comcast Corp. (Class A Stock)	Media	1.3%

Verizon Communications, Inc.	Diversified Telecommunication Services	1.3%

Wells Fargo & Co.	Banks	1.3%

Chevron Corp.	Oil, Gas & Consumable Fuels	1.3%

AT&T, Inc.	Diversified Telecommunication Services	1.1%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions Large-Cap Value Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Quantitative Solutions Large-Cap Value Fund’s Class Z shares returned 8.03% in the 12-month reporting period that ended February 29, 2024, underperforming the 14.01% return of the Russell 1000 Value Index (the Index).

What were the market conditions?

●

Equity markets faced significant challenges, including rising inflation, higher interest rates, and fears of recession. However, in the latter part of 2023, the US Federal Reserve (the Fed) left interest rates unchanged and signaled that multiple interest rate cuts were likely in 2024.

●	Stock market gains were powered by a handful of mega-cap growth and technology companies, fueled by investor optimism about the future growth of artificial intelligence (AI).

●

US large-cap equities significantly outperformed their mid-cap and small-cap counterparts for the reporting period. Large-cap stocks (as measured by the Russell 1000 Index) advanced 29.81%, while mid-cap stocks (as measured by the Russell Midcap Index) advanced 15.46%, and small-cap stocks (as measured by the Russell 2000 Index) gained 10.05%.

●

Value stocks significantly underperformed growth stocks within each of the market-cap indexes. In the large-cap space, the Russell 1000 Value Index (14.01%) underperformed the Russell 1000 Growth Index (45.93%) by nearly 32% during the reporting period.

What worked?

●

PGIM Quantitative Solutions uses a systematic process to select large-cap stocks that trade at a discount to their fundamental value and show positive business prospects. The process focuses on deep-value stocks, which are characterized by high earnings yields, cash flow yields, and book yields.

●	The Fund outperformed the Index in two of the 11 economic sectors, with the strongest relative performance in consumer discretionary.

●

In consumer discretionary, the Fund’s overweight positions in inexpensive homebuilders drove outperformance. Despite elevated interest rates, shares of homebuilders surged on strong demand and limited supply of homes.

●	In energy, positions in inexpensive exploration & production and refining stocks performed well.

●	In security selection, top relative contributors included Toll Brothers, Inc., Intel Corp., Lennar Corp., PVH Corp., and D.R. Horton, Inc.

What didn’t work?

●	The strategy’s emphasis on deep-value stocks significantly detracted from performance, as the cheapest stocks considerably underperformed expensive ones within the Index.

8 Visit our website at pgim.com/investments

●

The Fund underperformed the Index the most in the communication services, financials, and industrials sectors during the reporting period. In communication services, positioning in media stocks, specifically cable and satellite providers, and an underweight in the richly valued Meta Platforms, Inc. and Alphabet, Inc. drove underperformance.

●

In financials, losses were predominately driven by an overweight positioning in banks, driven mainly by underperformance in March 2023, as the banking industry struggled with the failures of several high-profile institutions. The banking industry declined by over 18% in March 2023.

●	In industrials, losses were more broadly distributed among a handful industries, led by positioning in electrical equipment, building products, and passenger airlines.

●	Performance was also challenged in real estate, materials, and information technology.

●	In security selection, notable relative detractors included Petco Health & Wellness Company, Inc., Signature Bank, Medical Properties Trust, Inc., Meta Platforms, Inc., and SSR Mining, Inc.

Current outlook

●

US equities rose sharply in 2023, powered by a strong recovery in stock prices in the fourth quarter. The markets’ rally fell mostly on the backs of large-cap and mega-cap names. In all, 2023 was a “Back to the Future” year, much more reminiscent of 2021 than 2022.

●

PGIM Quantitative Solutions continues to believe that both equity and fixed income markets are benefiting from improved fundamentals, but will continue to be subject to meaningful uncertainty and volatility. Several previously “known unknowns,” in the form of slowing inflationary pressures, resilience in the domestic economy, and a seeming friendly shift in Fed rate policy, appear to be trending more positively. However, equity valuations are not cheap here, particularly among the widely held and well-known (and expensive) “Magnificent Seven” stocks.

●

PGIM Quantitative Solutions’ model continues to identify many attractively valued stocks, and the Fund remains significantly cheaper than the Russell 1000 Value Index, based on various measures of value, such as earnings yield, book yield, and cash flow yield. PGIM Quantitative Solutions believes that the deeply discounted stocks within the Fund offer the prospect of strong relative returns and remains committed to these attractively valued names to capture the value premium.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions Large-Cap Value Fund 9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 29, 2024. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 =8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

10 Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions Large-Cap Value Fund		Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,090.00	1.12%	$ 5.82

	Hypothetical	$1,000.00	$1,019.29	1.12%	$ 5.62

Class C	Actual	$1,000.00	$1,084.00	2.14%	$11.09

	Hypothetical	$1,000.00	$1,014.22	2.14%	$10.72

Class R	Actual	$1,000.00	$1,088.70	1.33%	$ 6.91

	Hypothetical	$1,000.00	$1,018.25	1.33%	$ 6.67

Class Z	Actual	$1,000.00	$1,091.60	0.80%	$ 4.16

	Hypothetical	$1,000.00	$1,020.89	0.80%	$ 4.02

Class R6	Actual	$1,000.00	$1,090.80	0.80%	$ 4.16

	Hypothetical	$1,000.00	$1,020.89	0.80%	$ 4.02

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2024, and divided by the 366 days in the Fund’s fiscal year ended February 29, 2024 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions Large-Cap Value Fund 11

Schedule of Investments

as of February 29, 2024

Description	Shares	Value

LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS 99.5%

Aerospace & Defense 1.1%

Boeing Co. (The)*	4,100	$835,252

General Dynamics Corp.	2,200	601,150

L3Harris Technologies, Inc.	600	126,996

Northrop Grumman Corp.	700	322,714

RTX Corp.	15,201	1,363,074

TransDigm Group, Inc.	100	117,774

		3,366,960

Air Freight & Logistics 0.8%

FedEx Corp.	8,300	2,066,451

United Parcel Service, Inc. (Class B Stock)	3,600	533,736

		2,600,187

Automobile Components 0.6%

BorgWarner, Inc.	39,000	1,214,070

Lear Corp.	4,600	631,810

		1,845,880

Automobiles 2.1%

Ford Motor Co.	198,310	2,466,976

General Motors Co.	63,696	2,610,262

Harley-Davidson, Inc.	41,200	1,494,324

Thor Industries, Inc.(a)	600	76,908

		6,648,470

Banks 9.1%

Bank of America Corp.	130,811	4,515,596

Citigroup, Inc.	46,304	2,569,409

Citizens Financial Group, Inc.	7,200	226,008

Fifth Third Bancorp	14,700	504,798

First Citizens BancShares, Inc. (Class A Stock)	500	786,905

Huntington Bancshares, Inc.	30,300	395,112

JPMorgan Chase & Co.	46,564	8,663,698

M&T Bank Corp.	9,046	1,264,088

PNC Financial Services Group, Inc. (The)	12,397	1,824,838

Regions Financial Corp.	5,800	108,054

Truist Financial Corp.	52,768	1,845,824

U.S. Bancorp	43,709	1,834,030

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 13

Schedule of Investments  (continued)

as of February 29, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Webster Financial Corp.	1,300	$61,932

Wells Fargo & Co.	73,032	4,059,849

		28,660,141

Beverages 0.8%

Coca-Cola Co. (The)	8,500	510,170

Keurig Dr. Pepper, Inc.	11,100	332,001

Molson Coors Beverage Co. (Class B Stock)	27,182	1,696,700

		2,538,871

Biotechnology 0.3%

Gilead Sciences, Inc.	9,200	663,320

Regeneron Pharmaceuticals, Inc.*	200	193,218

		856,538

Broadline Retail 0.6%

eBay, Inc.	37,100	1,754,088

Nordstrom, Inc.	10,800	226,476

		1,980,564

Building Products 0.6%

Builders FirstSource, Inc.*	5,600	1,093,008

Carrier Global Corp.	900	50,022

Owens Corning	4,900	733,922

Trane Technologies PLC	200	56,394

		1,933,346

Capital Markets 3.4%

Affiliated Managers Group, Inc.	2,700	422,037

Bank of New York Mellon Corp. (The)	42,110	2,361,950

BlackRock, Inc.	900	730,206

CME Group, Inc.	700	154,245

Franklin Resources, Inc.	3,100	85,095

Goldman Sachs Group, Inc. (The)	3,290	1,279,975

Invesco Ltd.	84,460	1,301,529

Morgan Stanley	18,162	1,562,658

Northern Trust Corp.	400	32,852

S&P Global, Inc.	700	299,866

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)

State Street Corp.	26,318	$1,940,426

Virtu Financial, Inc. (Class A Stock)	21,900	395,295

		10,566,134

Chemicals 3.0%

Albemarle Corp.(a)	7,800	1,075,230

CF Industries Holdings, Inc.	10,300	831,416

Corteva, Inc.	7,700	412,104

Dow, Inc.	14,700	821,436

DuPont de Nemours, Inc.	3,436	237,737

Eastman Chemical Co.	1,200	105,288

Linde PLC	2,900	1,301,578

LyondellBasell Industries NV (Class A Stock)	20,374	2,043,105

Mosaic Co. (The)	46,476	1,448,192

Olin Corp.	9,700	521,860

Westlake Corp.	5,800	804,518

		9,602,464

Commercial Services & Supplies 0.0%

Driven Brands Holdings, Inc.*	7,800	107,562

Communications Equipment 0.8%

Cisco Systems, Inc.	50,000	2,418,500

Construction & Engineering 0.2%

MDU Resources Group, Inc.	35,400	767,472

Consumer Finance 1.7%

Ally Financial, Inc.	27,434	1,014,784

Capital One Financial Corp.	18,241	2,510,144

Synchrony Financial	42,000	1,734,600

		5,259,528

Consumer Staples Distribution & Retail 1.9%

Kroger Co. (The)	44,600	2,212,606

Walgreens Boots Alliance, Inc.	76,165	1,619,268

Walmart, Inc.	37,356	2,189,435

		6,021,309

Containers & Packaging 0.9%

Berry Global Group, Inc.	12,900	750,909

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 15

Schedule of Investments (continued)

as of February 29, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)

Graphic Packaging Holding Co.	16,200	$420,390

International Paper Co.	24,200	855,712

Sonoco Products Co.	15,900	901,212

		2,928,223

Diversified Consumer Services 0.2%

ADT, Inc.	100,600	730,356

Diversified Telecommunication Services 2.4%

AT&T, Inc.	203,603	3,446,999

Verizon Communications, Inc.	103,916	4,158,718

		7,605,717

Electric Utilities 2.4%

American Electric Power Co., Inc.	9,900	843,381

Duke Energy Corp.	10,969	1,007,283

Edison International	11,500	782,230

Entergy Corp.	1,600	162,512

Evergy, Inc.	5,000	247,700

Eversource Energy	20,700	1,215,090

Exelon Corp.	25,041	897,470

NextEra Energy, Inc.	25,600	1,412,864

Southern Co. (The)	8,900	598,525

Xcel Energy, Inc.	4,600	242,374

		7,409,429

Electrical Equipment 0.6%

Eaton Corp. PLC	3,800	1,098,200

Emerson Electric Co.	2,600	277,810

Sensata Technologies Holding PLC	14,200	488,764

		1,864,774

Electronic Equipment, Instruments & Components 1.2%

Arrow Electronics, Inc.*	11,800	1,386,500

Coherent Corp.*	10,800	642,384

TD SYNNEX Corp.	15,500	1,610,450

		3,639,334

Energy Equipment & Services 0.7%

Baker Hughes Co.	17,800	526,702

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)

Halliburton Co.	32,200	$1,129,254

Schlumberger NV	9,200	444,636

		2,100,592

Entertainment 0.8%

Walt Disney Co. (The)	21,900	2,443,602

Financial Services 5.2%

Berkshire Hathaway, Inc. (Class B Stock)*	25,898	10,602,641

Corebridge Financial, Inc.	7,900	196,157

Fidelity National Information Services, Inc.	29,600	2,048,024

Global Payments, Inc.	11,200	1,452,640

MGIC Investment Corp.	84,800	1,686,672

PayPal Holdings, Inc.*	2,300	138,782

Voya Financial, Inc.	2,000	136,720

		16,261,636

Food Products 1.9%

Archer-Daniels-Midland Co.	16,300	865,693

Bunge Global SA	15,100	1,424,987

Conagra Brands, Inc.	17,600	494,208

Darling Ingredients, Inc.*	8,800	372,328

Kraft Heinz Co. (The)	51,022	1,800,056

Mondelez International, Inc. (Class A Stock)	12,200	891,454

		5,848,726

Gas Utilities 0.8%

National Fuel Gas Co.	15,400	750,596

UGI Corp.	69,900	1,711,152

		2,461,748

Ground Transportation 1.1%

Avis Budget Group, Inc.	2,700	291,708

CSX Corp.	9,700	368,018

Norfolk Southern Corp.	1,000	253,380

Ryder System, Inc.	7,900	901,390

Schneider National, Inc. (Class B Stock)	5,900	138,945

U-Haul Holding Co.*	6,100	392,718

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 17

Schedule of Investments  (continued)

as of February 29, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Ground Transportation (cont’d.)

U-Haul Holding Co. (Non-Voting Shares)	7,900	$502,203

Union Pacific Corp.	2,800	710,332

		3,558,694

Health Care Equipment & Supplies 1.6%

Abbott Laboratories	13,300	1,577,912

Becton, Dickinson & Co.	3,700	871,535

GE HealthCare Technologies, Inc.	1,000	91,280

Hologic, Inc.*	2,200	162,360

Medtronic PLC	17,606	1,467,636

QuidelOrtho Corp.*	15,800	720,480

		4,891,203

Health Care Providers & Services 4.3%

Cardinal Health, Inc.	10,300	1,153,394

Centene Corp.*	29,400	2,305,842

Cigna Group (The)	7,549	2,537,521

CVS Health Corp.	40,587	3,018,455

Elevance Health, Inc.	3,400	1,704,250

HCA Healthcare, Inc.	1,600	498,720

Humana, Inc.	1,800	630,576

Premier, Inc. (Class A Stock)	63,900	1,332,954

Tenet Healthcare Corp.*	3,900	362,700

		13,544,412

Health Care REITs 0.2%

Healthcare Realty Trust, Inc.	37,400	515,372

Hotel & Resort REITs 0.3%

Park Hotels & Resorts, Inc.	56,100	931,260

Hotels, Restaurants & Leisure 0.7%

Caesars Entertainment, Inc.*	15,100	656,397

Marriott Vacations Worldwide Corp.	11,100	1,034,409

McDonald’s Corp.	927	270,944

Royal Caribbean Cruises Ltd.*	2,100	259,035

		2,220,785

Household Durables 3.0%

D.R. Horton, Inc.	6,800	1,016,192

Leggett & Platt, Inc.	5,500	112,310

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)

Lennar Corp. (Class A Stock)	14,981	$2,374,638

Mohawk Industries, Inc.*	15,700	1,862,334

PulteGroup, Inc.	18,000	1,950,840

Toll Brothers, Inc.	16,400	1,880,096

Whirlpool Corp.	2,100	225,519

		9,421,929

Household Products 1.0%

Procter & Gamble Co. (The)	19,672	3,126,668

Independent Power & Renewable Electricity Producers 0.2%

AES Corp. (The)	23,300	354,160

Vistra Corp.	6,700	365,418

		719,578

Industrial Conglomerates 1.2%

3M Co.	8,200	755,384

General Electric Co.	12,100	1,898,369

Honeywell International, Inc.	5,600	1,112,888

		3,766,641

Industrial REITs 0.3%

Prologis, Inc.	7,400	986,198

Insurance 5.2%

Aflac, Inc.	3,400	274,516

American International Group, Inc.	34,985	2,550,057

Arch Capital Group Ltd.*	15,500	1,357,645

Axis Capital Holdings Ltd.	18,100	1,132,517

Brighthouse Financial, Inc.*	12,400	577,220

Chubb Ltd.	10,208	2,569,047

Everest Group Ltd.	1,800	663,984

First American Financial Corp.	7,100	414,711

Hartford Financial Services Group, Inc. (The)	17,600	1,686,784

Loews Corp.	20,300	1,525,139

MetLife, Inc.	3,200	223,168

RenaissanceRe Holdings Ltd. (Bermuda)	900	202,338

Travelers Cos., Inc. (The)	7,314	1,616,101

Unum Group	28,600	1,414,270

		16,207,497

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 19

Schedule of Investments  (continued)

as of February 29, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 0.5%

Cognizant Technology Solutions Corp. (Class A Stock)	4,800	$379,296

International Business Machines Corp.	5,800	1,073,174

		1,452,470

Leisure Products 0.2%

Brunswick Corp.	4,800	419,520

Polaris, Inc.	4,100	380,111

		799,631

Life Sciences Tools & Services 0.4%

Danaher Corp.	3,700	936,618

Maravai LifeSciences Holdings, Inc. (Class A Stock)*	52,200	403,506

		1,340,124

Machinery 2.0%

AGCO Corp.	3,800	416,860

Allison Transmission Holdings, Inc.	9,200	693,036

Cummins, Inc.(a)	4,700	1,262,467

Fortive Corp.	4,600	391,598

Gates Industrial Corp. PLC*	88,400	1,301,248

PACCAR, Inc.	17,200	1,907,308

Parker-Hannifin Corp.	700	374,815

		6,347,332

Media 2.4%

Charter Communications, Inc. (Class A Stock)*	4,600	1,352,078

Comcast Corp. (Class A Stock)	97,082	4,159,964

Fox Corp. (Class A Stock)	16,900	503,451

Fox Corp. (Class B Stock)	19,000	520,220

Liberty Media Corp.-Liberty SiriusXM*	12,200	353,556

Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	11,100	323,454

Nexstar Media Group, Inc.	2,400	398,808

		7,611,531

Metals & Mining 2.1%

Cleveland-Cliffs, Inc.*	38,200	794,560

Freeport-McMoRan, Inc.	3,500	132,335

Newmont Corp.	17,400	543,750

Nucor Corp.	12,837	2,468,555

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)

Reliance, Inc.	2,400	$770,928

Steel Dynamics, Inc.	13,400	1,793,188

		6,503,316

Mortgage Real Estate Investment Trusts (REITs) 1.9%

AGNC Investment Corp.	145,020	1,386,391

Annaly Capital Management, Inc.	81,500	1,555,835

Rithm Capital Corp.	154,250	1,672,070

Starwood Property Trust, Inc.(a)	65,500	1,335,545

		5,949,841

Multi-Utilities 1.2%

Consolidated Edison, Inc.	5,300	462,213

Dominion Energy, Inc.	39,900	1,908,417

Public Service Enterprise Group, Inc.	8,300	517,920

Sempra	13,200	931,920

		3,820,470

Office REITs 0.2%

Highwoods Properties, Inc.	19,400	474,330

Kilroy Realty Corp.	6,300	238,707

		713,037

Oil, Gas & Consumable Fuels 8.9%

Cheniere Energy, Inc.	2,600	403,520

Chesapeake Energy Corp.	9,200	761,576

Chevron Corp.	26,638	4,049,243

ConocoPhillips	22,215	2,500,076

Coterra Energy, Inc.	25,400	654,812

Devon Energy Corp.	24,500	1,079,470

Diamondback Energy, Inc.	7,300	1,332,396

EOG Resources, Inc.	13,400	1,533,764

EQT Corp.	18,600	690,990

Exxon Mobil Corp.	66,871	6,989,357

HF Sinclair Corp.	10,400	577,200

Kinder Morgan, Inc.	45,300	787,767

Marathon Oil Corp.	12,300	298,275

Marathon Petroleum Corp.	10,640	1,800,607

Occidental Petroleum Corp.	15,300	927,333

Ovintiv, Inc.	6,800	335,988

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 21

Schedule of Investments  (continued)

as of February 29, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Phillips 66	12,400	$1,767,124

Valero Energy Corp.	10,900	1,541,914

		28,031,412

Passenger Airlines 1.4%

Alaska Air Group, Inc.*	32,900	1,230,131

American Airlines Group, Inc.*	29,000	454,720

Delta Air Lines, Inc.	38,700	1,635,849

United Airlines Holdings, Inc.*	23,200	1,055,368

		4,376,068

Pharmaceuticals 4.9%

Bristol-Myers Squibb Co.	56,900	2,887,675

Jazz Pharmaceuticals PLC*	3,700	439,930

Johnson & Johnson	27,020	4,360,488

Merck & Co., Inc.	19,500	2,479,425

Pfizer, Inc.	100,086	2,658,284

Royalty Pharma PLC (Class A Stock)	21,300	646,242

Viatris, Inc.	145,200	1,796,124

		15,268,168

Professional Services 0.2%

Concentrix Corp.	9,400	681,030

ManpowerGroup, Inc.	1,000	72,160

		753,190

Residential REITs 0.2%

AvalonBay Communities, Inc.	1,500	265,545

Camden Property Trust	2,300	217,304

Equity Residential	700	42,147

Invitation Homes, Inc.	6,700	228,269

Sun Communities, Inc.	200	26,752

		780,017

Retail REITs 0.2%

Realty Income Corp.	10,300	536,733

Simon Property Group, Inc.	600	88,884

		625,617

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 3.8%

Advanced Micro Devices, Inc.*	10,300	$1,983,059

Analog Devices, Inc.	8,700	1,668,834

GLOBALFOUNDRIES, Inc.*	4,200	229,614

Intel Corp.	65,964	2,839,750

Marvell Technology, Inc.	12,800	917,248

Micron Technology, Inc.	16,300	1,476,943

ON Semiconductor Corp.*	6,400	505,088

QUALCOMM, Inc.	3,000	473,370

Skyworks Solutions, Inc.	7,500	786,900

Texas Instruments, Inc.	5,600	937,048

		11,817,854

Software 0.1%

NCR Voyix Corp.*	25,200	368,172

Specialized REITs 0.8%

Crown Castle, Inc.	3,500	384,790

EPR Properties	19,300	792,844

Extra Space Storage, Inc.	2,200	310,134

Gaming & Leisure Properties, Inc.	2,700	122,796

Public Storage	300	85,161

SBA Communications Corp.	1,100	230,153

VICI Properties, Inc.	19,600	586,628

		2,512,506

Specialty Retail 1.1%

Advance Auto Parts, Inc.	18,000	1,215,720

AutoNation, Inc.*(a)	4,000	599,200

Best Buy Co., Inc.	3,100	250,728

Dick’s Sporting Goods, Inc.	1,800	320,202

Penske Automotive Group, Inc.(a)	4,000	614,000

Victoria’s Secret & Co.*	11,600	331,296

		3,331,146

Technology Hardware, Storage & Peripherals 1.1%

Hewlett Packard Enterprise Co.	112,063	1,706,719

HP, Inc.	64,300	1,821,619

		3,528,338

Textiles, Apparel & Luxury Goods 0.6%

Carter’s, Inc.	8,600	696,170

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 23

Schedule of Investments  (continued)

as of February 29, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)

Crocs, Inc.*	2,100	$256,725

PVH Corp.	2,400	328,008

Tapestry, Inc.	10,400	494,312

		1,775,215

Tobacco 1.1%

Altria Group, Inc.	64,800	2,650,968

Philip Morris International, Inc.	7,943	714,552

		3,365,520

Trading Companies & Distributors 0.7%

Air Lease Corp.	32,726	1,312,313

United Rentals, Inc.	1,500	1,039,905

		2,352,218

Wireless Telecommunication Services 0.3%

T-Mobile US, Inc.	5,700	930,810

TOTAL COMMON STOCKS (cost $245,951,143)		312,712,303

UNAFFILIATED EXCHANGE-TRADED FUND 0.3%
iShares Russell 1000 Value ETF (cost $862,187)	5,700	976,182

TOTAL LONG-TERM INVESTMENTS (cost $246,813,330)		313,688,485

SHORT-TERM INVESTMENTS 1.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund (7-day effective yield 5.545%)(wb)	128,548	128,548

See Notes to Financial Statements.

24

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (7-day effective yield 5.683%) (cost $3,591,052; includes $3,577,511 of cash collateral for securities on loan)(b)(wb)	3,595,201	$3,593,762

TOTAL SHORT-TERM INVESTMENTS (cost $3,719,600)		3,722,310

TOTAL INVESTMENTS 101.0% (cost $250,532,930)		317,410,795

Liabilities in excess of other assets (1.0)%		(3,184,648)

NET ASSETS 100.0%		$314,226,147

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,547,896; cash collateral of $3,577,511 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 29, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$3,366,960	$—	$—
Air Freight & Logistics	2,600,187	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 25

Schedule of Investments  (continued)

as of February 29, 2024

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Automobile Components	$1,845,880	$—	$—
Automobiles	6,648,470	—	—
Banks	28,660,141	—	—
Beverages	2,538,871	—	—
Biotechnology	856,538	—	—
Broadline Retail	1,980,564	—	—
Building Products	1,933,346	—	—
Capital Markets	10,566,134	—	—
Chemicals	9,602,464	—	—
Commercial Services & Supplies	107,562	—	—
Communications Equipment	2,418,500	—	—
Construction & Engineering	767,472	—	—
Consumer Finance	5,259,528	—	—
Consumer Staples Distribution & Retail	6,021,309	—	—
Containers & Packaging	2,928,223	—	—
Diversified Consumer Services	730,356	—	—
Diversified Telecommunication Services	7,605,717	—	—
Electric Utilities.	7,409,429	—	—
Electrical Equipment	1,864,774	—	—
Electronic Equipment, Instruments & Components	3,639,334	—	—
Energy Equipment & Services	2,100,592	—	—
Entertainment	2,443,602	—	—
Financial Services	16,261,636	—	—
Food Products	5,848,726	—	—
Gas Utilities	2,461,748	—	—
Ground Transportation.	3,558,694	—	—
Health Care Equipment & Supplies	4,891,203	—	—
Health Care Providers & Services	13,544,412	—	—
Health Care REITs	515,372	—	—
Hotel & Resort REITs	931,260	—	—
Hotels, Restaurants & Leisure	2,220,785	—	—
Household Durables	9,421,929	—	—
Household Products	3,126,668	—	—
Independent Power & Renewable Electricity Producers	719,578	—	—
Industrial Conglomerates	3,766,641	—	—
Industrial REITs	986,198	—	—
Insurance	16,207,497	—	—
IT Services	1,452,470	—	—
Leisure Products	799,631	—	—
Life Sciences Tools & Services	1,340,124	—	—
Machinery	6,347,332	—	—
Media	7,611,531	—	—
Metals & Mining	6,503,316	—	—
Mortgage Real Estate Investment Trusts (REITs)	5,949,841	—	—
Multi-Utilities	3,820,470	—	—

See Notes to Financial Statements.

26

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Office REITs	$713,037	$—	$—
Oil, Gas & Consumable Fuels	28,031,412	—	—
Passenger Airlines	4,376,068	—	—
Pharmaceuticals.	15,268,168	—	—
Professional Services	753,190	—	—
Residential REITs	780,017	—	—
Retail REITs	625,617	—	—
Semiconductors & Semiconductor Equipment	11,817,854	—	—
Software	368,172	—	—
Specialized REITs	2,512,506	—	—
Specialty Retail	3,331,146	—	—
Technology Hardware, Storage & Peripherals	3,528,338	—	—
Textiles, Apparel & Luxury Goods	1,775,215	—	—
Tobacco	3,365,520	—	—
Trading Companies & Distributors	2,352,218	—	—
Wireless Telecommunication Services	930,810	—	—
Unaffiliated Exchange-Traded Fund	976,182	—	—
Short-Term Investments
Affiliated Mutual Funds	3,722,310	—	—

Total	$317,410,795	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 29, 2024 were as follows:

Banks	9.1%
Oil, Gas & Consumable Fuels	8.9
Financial Services	5.2
Insurance	5.2
Pharmaceuticals	4.9
Health Care Providers & Services	4.3
Semiconductors & Semiconductor Equipment	3.8
Capital Markets	3.4
Chemicals	3.0
Household Durables	3.0
Media	2.4
Diversified Telecommunication Services	2.4
Electric Utilities	2.4
Automobiles	2.1
Metals & Mining	2.1
Machinery	2.0
Consumer Staples Distribution & Retail	1.9

Mortgage Real Estate Investment Trusts (REITs)	1.9%
Food Products	1.9
Consumer Finance	1.7
Health Care Equipment & Supplies	1.6
Passenger Airlines	1.4
Multi-Utilities	1.2
Industrial Conglomerates	1.2
Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	1.2
Electronic Equipment, Instruments & Components	1.2
Ground Transportation	1.1
Technology Hardware, Storage & Peripherals	1.1
Aerospace & Defense	1.1
Tobacco	1.1
Specialty Retail	1.1
Household Products	1.0

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 27

Schedule of Investments  (continued)

as of February 29, 2024

Industry Classification (continued):

Containers & Packaging	0.9%
Air Freight & Logistics	0.8
Beverages	0.8
Specialized REITs	0.8
Gas Utilities	0.8
Entertainment	0.8
Communications Equipment	0.8
Trading Companies & Distributors	0.7
Hotels, Restaurants & Leisure	0.7
Energy Equipment & Services	0.7
Broadline Retail	0.6
Building Products	0.6
Electrical Equipment	0.6
Automobile Components	0.6
Textiles, Apparel & Luxury Goods	0.6
IT Services	0.5
Life Sciences Tools & Services	0.4
Industrial REITs	0.3
Unaffiliated Exchange-Traded Fund	0.3
Hotel & Resort REITs	0.3
Wireless Telecommunication Services	0.3

Biotechnology	0.3%
Leisure Products	0.2
Residential REITs	0.2
Construction & Engineering	0.2
Professional Services	0.2
Diversified Consumer Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Office REITs	0.2
Retail REITs	0.2
Health Care REITs	0.2
Software	0.1
Commercial Services & Supplies	0.0 *

101.0
Liabilities in excess of other assets	(1.0)

100.0%

*	Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$3,547,896	$(3,547,896)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

28

Statement of Assets and Liabilities

as of February 29, 2024

Assets
Investments at value, including securities on loan of $3,547,896:
Unaffiliated investments (cost $246,813,330)	$313,688,485
Affiliated investments (cost $3,719,600)	3,722,310
Dividends receivable	817,192
Receivable for Fund shares sold	163,708
Tax reclaim receivable	4,452
Prepaid expenses and other assets	28,911

Total Assets	318,425,058

Liabilities
Payable to broker for collateral for securities on loan	3,577,511
Payable for Fund shares purchased	229,454
Management fee payable	165,036
Accrued expenses and other liabilities	141,821
Distribution fee payable	78,553
Affiliated transfer agent fee payable	3,702
Trustees’ fees payable	2,834

Total Liabilities	4,198,911

Net Assets	$314,226,147

Net assets were comprised of:
Shares of beneficial interest, at par	$ 24,152
Paid-in capital in excess of par	252,054,398
Total distributable earnings (loss)	62,147,597

Net assets, February 29, 2024	$314,226,147

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 29

Statement of Assets and Liabilities

as of February 29, 2024

Class A

Net asset value and redemption price per share,
($37,601,649 ÷ 2,982,661 shares of beneficial interest issued and outstanding)	$12.61
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price to public	$13.34

Class C

Net asset value, offering price and redemption price per share,
($2,424,868 ÷ 217,218 shares of beneficial interest issued and outstanding)	$11.16

Class R

Net asset value, offering price and redemption price per share,
($176,558,564 ÷ 13,492,639 shares of beneficial interest issued and outstanding)	$13.09

Class Z

Net asset value, offering price and redemption price per share,
($42,356,285 ÷ 3,234,499 shares of beneficial interest issued and outstanding)	$13.10

Class R6

Net asset value, offering price and redemption price per share,
($55,284,781 ÷ 4,225,287 shares of beneficial interest issued and outstanding)	$13.08

See Notes to Financial Statements.

30

Statement of Operations

Year Ended February 29, 2024

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $4,796 foreign withholding tax)	$8,829,668
Affiliated dividend income	40,552
Affiliated income from securities lending, net	26,448

Total income	8,896,668

Expenses
Management fee	2,369,396
Distribution fee(a)	1,420,958
Transfer agent’s fees and expenses (including affiliated expense of $22,396)(a)	303,724
Custodian and accounting fees	51,351
Shareholders’ reports	50,694
Registration fees(a)	43,147
Professional fees	43,109
Audit fee	24,910
Trustees’ fees	14,557
Miscellaneous	50,974

Total expenses	4,372,820
Less: Fee waiver and/or expense reimbursement(a)	(474,351)
Distribution fee waiver(a)	(446,584)

Net expenses	3,451,885

Net investment income (loss)	5,444,783

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $7,488)	(176,478)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(11,801))	16,761,678

Net gain (loss) on investment transactions	16,585,200

Net Increase (Decrease) In Net Assets Resulting From Operations	$22,029,983

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	105,506	28,453	1,286,999	—	—
Transfer agent’s fees and expenses	48,206	5,669	223,058	25,719	1,072
Registration fees	10,608	8,524	4,826	7,260	11,929
Fee waiver and/or expense reimbursement	(58,408)	(5,866)	(297,397)	(64,172)	(48,508)
Distribution fee waiver	(17,584)	—	(429,000)	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 31

Statements of Changes in Net Assets

	Year Ended

	February 28/29,

	2024	2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,444,783	$5,250,123
Net realized gain (loss) on investment transactions	(176,478)	10,344,622
Net change in unrealized appreciation (depreciation) on investments	16,761,678	(34,337,254)

Net increase (decrease) in net assets resulting from operations	22,029,983	(18,742,509)

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,290,078)	(3,406,436)
Class C	(81,755)	(339,108)
Class R	(5,648,748)	(16,060,532)
Class Z	(1,554,871)	(4,305,745)
Class R6	(1,924,229)	(3,049,327)

	(10,499,681)	(27,161,148)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	55,680,263	119,478,555
Net asset value of shares issued in reinvestment of dividends and distributions	10,473,130	27,068,296
Cost of shares purchased	(60,226,282)	(172,637,027)

Net increase (decrease) in net assets from Fund share transactions	5,927,111	(26,090,176)

Total increase (decrease)	17,457,413	(71,993,833)

Net Assets:

Beginning of year	296,768,734	368,762,567

End of year	$314,226,147	$296,768,734

See Notes to Financial Statements.

32

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.15	$13.86	$12.74	$10.47	$12.19
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.21	0.20	0.19	0.21
Net realized and unrealized gain (loss) on investment transactions	0.69	(0.72)	2.21	2.29	(1.32)
Total from investment operations	0.91	(0.51)	2.41	2.48	(1.11)
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.23)	(0.24)	(0.17)	(0.24)
Distributions from net realized gains	(0.32)	(0.97)	(1.05)	(0.04)	(0.37)
Total dividends and distributions	(0.45)	(1.20)	(1.29)	(0.21)	(0.61)
Net asset value, end of year	$12.61	$12.15	$13.86	$12.74	$10.47
Total Return(b):	7.66%	(3.63)%	19.13%	24.05%	(9.86)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,602	$37,826	$38,102	$30,685	$27,769
Average net assets (000)	$35,169	$37,739	$36,266	$24,971	$32,667
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.12%	1.12%	1.12%	1.15%	1.13%
Expenses before waivers and/or expense reimbursement	1.34%	1.34%	1.34%	1.37%	1.35%
Net investment income (loss)	1.86%	1.62%	1.39%	1.89%	1.74%
Portfolio turnover rate(d)	81%	96%	73%	53%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 33

Financial Highlights  (continued)

Class C Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.81	$12.48	$11.59	$9.56	$11.20
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.07	0.06	0.07	0.08
Net realized and unrealized gain (loss) on investment transactions	0.60	(0.65)	2.00	2.07	(1.21)
Total from investment operations	0.69	(0.58)	2.06	2.14	(1.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.12)	(0.12)	(0.07)	(0.14)
Distributions from net realized gains	(0.32)	(0.97)	(1.05)	(0.04)	(0.37)
Total dividends and distributions	(0.34)	(1.09)	(1.17)	(0.11)	(0.51)
Net asset value, end of year	$11.16	$10.81	$12.48	$11.59	$9.56
Total Return(b):	6.50%	(4.60)%	17.97%	22.62%	(10.82)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,425	$3,700	$3,977	$3,165	$3,007
Average net assets (000)	$2,845	$3,753	$3,661	$2,561	$4,593
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.16%	2.14%	2.09%	2.29%	2.13%
Expenses before waivers and/or expense reimbursement	2.37%	2.31%	2.26%	2.46%	2.30%
Net investment income (loss)	0.83%	0.59%	0.44%	0.76%	0.70%
Portfolio turnover rate(d)	81%	96%	73%	53%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Class R Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.60	$14.32	$13.13	$10.78	$ 12.54
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.19	0.17	0.17	0.19
Net realized and unrealized gain (loss) on investment transactions	0.71	(0.74)	2.27	2.38	(1.36)
Total from investment operations	0.91	(0.55)	2.44	2.55	(1.17)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.20)	(0.20)	(0.16)	(0.22)
Distributions from net realized gains	(0.32)	(0.97)	(1.05)	(0.04)	(0.37)
Total dividends and distributions	(0.42)	(1.17)	(1.25)	(0.20)	(0.59)
Net asset value, end of year	$13.09	$12.60	$14.32	$13.13	$ 10.78
Total Return(b):	7.41%	(3.79)%	18.91%	23.82%	(10.08)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$176,559	$173,940	$234,737	$240,673	$170,352
Average net assets (000)	$171,600	$189,944	$241,292	$197,850	$205,065
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.33%	1.33%	1.33%	1.33%	1.33%
Expenses before waivers and/or expense reimbursement	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	1.65%	1.39%	1.19%	1.69%	1.53%
Portfolio turnover rate(d)	81%	96%	73%	53%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 35

Financial Highlights  (continued)

Class Z Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.60	$14.33	$13.13	$10.78	$12.53
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.26	0.25	0.23	0.26
Net realized and unrealized gain (loss) on investment transactions	0.72	(0.75)	2.28	2.37	(1.35)
Total from investment operations	0.99	(0.49)	2.53	2.60	(1.09)
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.27)	(0.28)	(0.21)	(0.29)
Distributions from net realized gains	(0.32)	(0.97)	(1.05)	(0.04)	(0.37)
Total dividends and distributions	(0.49)	(1.24)	(1.33)	(0.25)	(0.66)
Net asset value, end of year	$ 13.10	$12.60	$14.33	$13.13	$10.78
Total Return(b):	8.03%	(3.34)%	19.58%	24.37%	(9.56)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$42,356	$46,000	$55,747	$80,486	$46,231
Average net assets (000)	$41,869	$49,467	$71,101	$53,264	$54,581
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.81%	0.80%
Expenses before waivers and/or expense reimbursement	0.95%	0.95%	0.96%	0.98%	0.95%
Net investment income (loss)	2.18%	1.93%	1.69%	2.17%	2.07%
Portfolio turnover rate(d)	81%	96%	73%	53%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class R6 Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.59	$14.32	$13.13	$10.78	$12.53
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.28	0.21	0.23	0.26
Net realized and unrealized gain (loss) on investment transactions	0.71	(0.77)	2.31	2.37	(1.35)
Total from investment operations	0.98	(0.49)	2.52	2.60	(1.09)
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.27)	(0.28)	(0.21)	(0.29)
Distributions from net realized gains	(0.32)	(0.97)	(1.05)	(0.04)	(0.37)
Total dividends and distributions	(0.49)	(1.24)	(1.33)	(0.25)	(0.66)
Net asset value, end of year	$13.08	$12.59	$14.32	$13.13	$10.78
Total Return(b):	7.96%	(3.34)%	19.52%	24.37%	(9.56)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$55,285	$35,302	$36,200	$618	$356
Average net assets (000)	$47,186	$49,222	$13,569	$362	$7,619
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.81%	0.80%
Expenses before waivers and/or expense reimbursement	0.90%	0.90%	0.98%	4.98%	1.02%
Net investment income (loss)	2.18%	2.07%	1.37%	2.15%	2.12%
Portfolio turnover rate(d)	81%	96%	73%	53%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Value Fund 37

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions Large-Cap Value Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

38

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the

PGIM Quant Solutions Large-Cap Value Fund 39

Notes to Financial Statements  (continued)

Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

40

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Quant Solutions Large-Cap Value Fund 41

Notes to Financial Statements (continued)

3. Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended February 29, 2024, the contractual and effective management fee rates were as follows:

Contractual Management Rate*	Effective Management Fee, before any waivers and/or expense reimbursements
0.79% to $1 billion of average daily net assets;	0.79%
0.75% over $1 billion of average daily net assets

*	Prior to July 1, 2023, the contractual management fee rate was as follows: 0.80% to $1 billion of average daily net assets; 0.75% over $1 billion of average daily net assets.

Effective July 1, 2023, the Manager has contractually agreed, through June 30, 2025, to limit total annual fund operating expenses after fee waivers and/or expense reimbursements. Prior to July 1, 2023, the Manager has contractually agreed to waive and/or reimburse up to 0.17% of fees and expenses from the Fund to the extent that the Fund’s net operating expenses (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.80% of the Fund’s average daily assets on an annualized basis. This contractual limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purposes of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be

42

realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.11%
C	2.13
R	1.32
Z	0.79
R6	0.79

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through June 30, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

R	0.75	0.50

Z	N/A	N/A

R6	N/A	N/A

For the year ended February 29, 2024, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$11,129	$—
C	—	112

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Quant Solutions Large-Cap Value Fund 43

Notes to Financial Statements (continued)

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended February 29, 2024, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended February 29, 2024, were as follows:

Cost of Purchases	Proceeds from Sales

$245,701,322	$243,253,986

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 29, 2024, is presented as follows:

44

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 5.545%)(1)(wb)

$ —	$ 37,242,127	$ 37,113,579	$ —	$ —	$ 128,548	128,548	$40,552

PGIM Institutional Money Market Fund (7-day effective yield 5.683%)(1)(b)(wb)

18,785,536	167,310,227	182,497,688	(11,801)	7,488	3,593,762	3,595,201	26,448(2)

$18,785,536	$204,552,354	$219,611,267	$(11,801)	$7,488	$3,722,310		$67,000

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended February 29, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$2,838,419	$7,661,262	$—	$10,499,681

For the year ended February 28, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$10,687,329	$16,473,819	$—	$27,161,148

For the year ended February 29, 2024, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$3,572,329	$—

PGIM Quant Solutions Large-Cap Value Fund 45

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 29, 2024 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$256,676,715	$74,540,909	$(13,806,829)	$60,734,080

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of February 29, 2024 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$2,159,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 29, 2024 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

46

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into five classes, designated Class A, Class C, Class R, Class Z and Class R6.

As of February 29, 2024, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	38,921	1.2%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	2	74.1

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended February 29, 2024:
Shares sold	261,107	$ 3,136,420
Shares issued in reinvestment of dividends and distributions	105,612	1,269,450
Shares purchased	(498,925)	(5,901,060)
Net increase (decrease) in shares outstanding before conversion	(132,206)	(1,495,190)
Shares issued upon conversion from other share class(es)	29,188	353,367
Shares purchased upon conversion into other share class(es)	(27,192)	(323,463)
Net increase (decrease) in shares outstanding	(130,210)	$ (1,465,286)

Year ended February 28, 2023:
Shares sold	569,866	$ 7,487,708
Shares issued in reinvestment of dividends and distributions	278,019	3,350,133
Shares purchased	(522,694)	(6,676,851)
Net increase (decrease) in shares outstanding before conversion	325,191	4,160,990
Shares issued upon conversion from other share class(es)	48,082	640,333
Shares purchased upon conversion into other share class(es)	(9,453)	(122,185)
Net increase (decrease) in shares outstanding	363,820	$ 4,679,138

PGIM Quant Solutions Large-Cap Value Fund 47

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class C

Year ended February 29, 2024:
Shares sold	21,051	$ 221,722
Shares issued in reinvestment of dividends and distributions	7,497	79,995
Shares purchased	(134,483)	(1,404,451)
Net increase (decrease) in shares outstanding before conversion	(105,935)	(1,102,734)
Shares purchased upon conversion into other share class(es)	(19,076)	(202,867)
Net increase (decrease) in shares outstanding	(125,011)	$ (1,305,601)

Year ended February 28, 2023:
Shares sold	87,744	$ 1,033,356
Shares issued in reinvestment of dividends and distributions	30,986	333,104
Shares purchased	(67,117)	(766,474)
Net increase (decrease) in shares outstanding before conversion	51,613	599,986
Shares purchased upon conversion into other share class(es)	(28,006)	(324,090)
Net increase (decrease) in shares outstanding	23,607	$ 275,896

Class R
Year ended February 29, 2024:
Shares sold	1,475,883	$ 17,613,983
Shares issued in reinvestment of dividends and distributions	452,624	5,648,748
Shares purchased	(2,243,678)	(27,540,189)
Net increase (decrease) in shares outstanding	(315,171)	$ (4,277,458)

Year ended February 28, 2023:
Shares sold	754,602	$ 9,345,593
Shares issued in reinvestment of dividends and distributions	1,284,843	16,060,532
Shares purchased	(4,622,258)	(62,660,520)
Net increase (decrease) in shares outstanding	(2,582,813)	$(37,254,395)

Class Z
Year ended February 29, 2024:
Shares sold	80,519	$ 998,465
Shares issued in reinvestment of dividends and distributions	124,255	1,550,708
Shares purchased	(632,991)	(7,822,797)
Net increase (decrease) in shares outstanding before conversion	(428,217)	(5,273,624)
Shares issued upon conversion from other share class(es)	24,626	305,331
Shares purchased upon conversion into other share class(es)	(11,824)	(150,500)
Net increase (decrease) in shares outstanding	(415,415)	$ (5,118,793)

48

Share Class	Shares	Amount

Year ended February 28, 2023:
Shares sold	299,145	$4,058,809
Shares issued in reinvestment of dividends and distributions	342,307	4,275,409
Shares purchased	(868,337)	(11,598,747)
Net increase (decrease) in shares outstanding before conversion	(226,885)	(3,264,529)
Shares issued upon conversion from other share class(es)	12,201	160,468
Shares purchased upon conversion into other share class(es)	(26,040)	(364,591)
Net increase (decrease) in shares outstanding	(240,724)	$(3,468,652)

Class R6
Year ended February 29, 2024:
Shares sold	2,713,383	$33,709,673
Shares issued in reinvestment of dividends and distributions	154,309	1,924,229
Shares purchased	(1,446,876)	(17,557,785)
Net increase (decrease) in shares outstanding before conversion	1,420,816	18,076,117
Shares issued upon conversion from other share class(es)	1,649	19,183
Shares purchased upon conversion into other share class(es)	(84)	(1,051)
Net increase (decrease) in shares outstanding	1,422,381	$ 18,094,249

Year ended February 28, 2023:
Shares sold	7,072,921	$97,553,089
Shares issued in reinvestment of dividends and distributions	244,320	3,049,118
Shares purchased	(7,043,196)	(90,934,435)
Net increase (decrease) in shares outstanding before conversion	274,045	9,667,772
Shares issued upon conversion from other share class(es)	831	11,712
Shares purchased upon conversion into other share class(es)	(116)	(1,647)
Net increase (decrease) in shares outstanding	274,760	$9,677,837

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

PGIM Quant Solutions Large-Cap Value Fund 49

Notes to Financial Statements (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 29, 2024. The average daily balance for the 12 days that the Fund had loans outstanding during the period was approximately $2,879,000, borrowed at a weighted average interest rate of 6.05%. The maximum loan outstanding amount during the period was $6,969,000. At February 29, 2024, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table of the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

50

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the investments selected by the subadviser may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

PGIM Quant Solutions Large-Cap Value Fund 51

Notes to Financial Statements (continued)

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Quant Solutions Large-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions Large-Cap Value Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the four years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the four years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for the year ended February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 16, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Quant Solutions Large-Cap Value Fund 53

Tax Information (unaudited)

We are advising you that during the year ended February 29, 2024, the Fund reports the maximum amount allowed per share but not less than $0.32 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 29, 2024, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Quant Solutions Large-Cap Value Fund	100%	100%

In January 2025, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2024.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 103	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 104	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Quant Solutions Large-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 101	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 104	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 104	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 101	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 104	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Quant Solutions Large-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 104	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member, President & Principal Executive Officer Portfolios Overseen: 104	President, Chief Executive Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Chief Operating Officer for PGIM Investments LLC (January 2012-January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

PGIM Quant Solutions Large-Cap Value Fund

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 131	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Global Product Management and Marketing, PGIM Investments (since February 2006); Vice President (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Corporate Counsel of AST Investment Services, Inc. (since August 2020) and Vice President and Corporate Counsel (since January 2005) of Prudential; Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew Donohue 1972 Chief Compliance Officer	Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

PGIM Quant Solutions Large-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary (since September 2023) of the PGIM Rock ETF Trust, PGIM Credit Income Fund, PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); Assistant Secretary (since September 2023) of the PGIM Rock ETF Trust, PGIM Credit Income Fund, PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds, the PGIM ETF Trust, and Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds, the PGIM ETF Trust, and Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and PGIM ETF Trust (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

PGIM Quant Solutions Large-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and the PGIM ETF Trust (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, PGIM ETF Trust, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

Visit our website at pgim.com/investments

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Quant Solutions Large-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President and Principal Executive Officer ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street Newark, NJ 07102
DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102
CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.
The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions Large-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS LARGE-CAP VALUE FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	SUVAX	SUVCX	PRVRX	SUVZX	SUVQX

CUSIP	74440K108	74440K306	74440K736	74440K405	74440K538

MF502E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 29, 2024 and February 28, 2023, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $113,420 and $108,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended February 29, 2024 and February 28, 2023: none.

(c) Tax Fees

For the fiscal years ended February 29, 2024 and February 28, 2023: none.

(d) All Other Fees

For the fiscal years ended February 29, 2024 and February 28, 2023: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended February 29, 2024	Fiscal Year Ended February 28, 2023
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 29, 2024 and February 28, 2023 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Andrew R. French Andrew R. French Secretary

Date:	April 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker Stuart S. Parker President and Principal Executive Officer

Date:	April 16, 2024

By:	/s/ Christian J. Kelly Christian J. Kelly Chief Financial Officer (Principal Financial Officer)

Date:	April 16, 2024